UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.    )

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☐  Soliciting Material Pursuant to § 240.14a-12

T-Mobile US, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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May 17, 2013

Dear Stockholder,

I am pleased to invite you to the 2013 Annual Meeting of Stockholders of T-Mobile US, Inc., a Delaware corporation (the “Company”), to be held on Tuesday, June 4, 2013, at 9:00 a.m. Eastern Daylight Time, at The Charles Hotel, Harvard Square, 1 Bennett Street, Cambridge, Massachusetts 02138 (the “Annual Meeting”). This will be our first Annual Meeting of Stockholders since the consummation of the business combination on April 30, 2013 between MetroPCS Communications, Inc. (“MetroPCS”), and T-Mobile USA, Inc. (“T-Mobile USA”), the U.S. wireless operation of Deutsche Telekom AG. In connection with the transaction, MetroPCS’s and T-Mobile USA’s businesses were combined, our name was changed from MetroPCS Communications, Inc. to “T-Mobile US, Inc.” and Deutsche Telekom AG became the beneficial owner of approximately 74% of our outstanding shares on a fully-diluted basis. As a result of these transactions, we have made significant changes to our Board of Directors, Board committees, management team and corporate governance policies.

At this year’s Annual Meeting, you will be asked to:

•	Elect eleven directors named in the enclosed Proxy Statement to our Board of Directors;

•	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

•	Approve the T-Mobile US, Inc. 2013 Omnibus Incentive Plan; and

•	Consider any other business that is properly brought before the Annual Meeting or any continuation, adjournment or postponement of the Annual Meeting.

Attached you will find a Notice of Annual Meeting and Proxy Statement that contain further information about the Annual Meeting, including the date, time and location of the Annual Meeting, a description of the matters to be voted on at the Annual Meeting, the different methods that you may use to vote, and how to obtain an admission ticket if you plan to attend the Annual Meeting in person. As required under the Securities and Exchange Commission’s proxy rules, the proxy materials include the 2012 Annual Report to Stockholders, which contains information about legacy MetroPCS and its financial performance in 2012.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please read the Proxy Statement and then cast your vote as instructed, as promptly as possible. Since the voting cut-off varies by voting method, I encourage you to review the Proxy Statement (and the voting instructions form provided to you by your broker or other registered holder, if applicable) for information regarding when you must cast your vote in order for it to be counted at the Annual Meeting. In any event, we encourage you to vote before the applicable voting cut-off date so that your shares will be represented and voted at the Annual Meeting even if you cannot attend in person. We encourage you to cast your vote by using the telephone or Internet as it is easier and more efficient and will help us reduce our impact on the environment.

Thank you for your continued interest in and support of the Company.

Sincerely yours,

John J. Legere

President, Chief Executive Officer and Director

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders To Be Held on June 4, 2013

Your Participation and Vote Are Important

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.

Voting your shares is important to ensure that you have a say in the governance of the Company. Your vote is important to us. Please review the proxy materials and follow the instructions detailed on the proxy card or the voting instructions you receive from your broker, bank or other registered holder to vote your shares. We hope you will exercise your rights and fully participate as a stockholder in the Company.

Whether or not you expect or plan to attend the Annual Meeting in person, we encourage you to please promptly mark, date and return your proxy card as instructed, or vote by telephone or using the Internet as instructed, so that a quorum at the Annual Meeting may be reached, the business before the Annual Meeting can be conducted, and your shares may be voted.

Available Information

We are providing you access to our proxy materials both by sending you this full set of proxy materials, including the 2012 Annual Report to Stockholders and a proxy card, and by notifying you of the availability of this Proxy Statement, along with the other proxy materials, on the Internet at: http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=18263. These documents can also be located on the Company’s website at www.t-mobile.com by clicking the “Investor Relations” hyperlink located in the footer of the Home page, and then “SEC Filings and Reports.”

Broker Voting Information

If you hold your shares of the Company’s common stock in “street name” through a broker, bank or other financial institution, your broker or other registered holder is not permitted to vote on your behalf in the election of directors or on the proposal to approve the T-Mobile US, Inc. 2013 Omnibus Incentive Plan unless you provide specific instructions by completing and returning (or providing voting directions by one of the other methods described in) the voting instructions form provided to you by your broker or other registered holder. For your vote to be counted, you will need to communicate your voting instructions to your broker, bank or other financial institution before the voting cut-off date specified in the voting instructions form you receive from your broker or other registered holder.

Attendance at Annual Meeting

In accordance with our security procedures, all stockholders attending the Annual Meeting will be required to show a valid, government-issued picture identification that must match the name on the admission ticket or legal proxy or confirming documentation from your broker, bank or other financial institution before being admitted to the Annual Meeting. Seating is limited and will be available on a first-come, first-served basis.

Notice of 2013 Annual Meeting of Stockholders

Date:      June 4, 2013

Time:     9:00 a.m. Eastern Daylight Time

Place:     The Charles Hotel

Harvard Square, 1 Bennett Street

Cambridge, Massachusetts 02138

At the T-Mobile US, Inc. 2013 Annual Meeting of Stockholders, or Annual Meeting, you will be asked to:

1.	Elect eleven directors named in the Proxy Statement to the Company’s Board of Directors;

2.	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.	Approve the T-Mobile US, Inc. 2013 Omnibus Incentive Plan; and

4.	Consider any other business that is properly brought before the Annual Meeting or any continuation, adjournment or postponement of the Annual Meeting.

The Board of Directors has established the close of business on May 10, 2013 as the record date for the determination of holders of T-Mobile US, Inc.‘s common stock, par value $0.00001 per share, or common stock, entitled to notice of, and to vote at, the Annual Meeting, and any continuation, adjournment or postponement thereof.

Your vote is very important to us. You may vote on the items to be considered at the Annual Meeting in person, by mailing a proxy card, by voting over the Internet or by toll-free telephone as described in the proxy card, or if you hold your shares in “street name,” by completing and returning (or providing voting directions by one of the other methods described in) the voting instructions form provided by your bank, broker or other financial institution. Please carefully review the instructions for the various voting options available to you detailed on the proxy card or in the voting instructions form provided by your broker or other registered holder. If you have questions, please review our questions and answers about the Annual Meeting and the voting options for additional information, including when you must vote, how to revoke your proxy or change your voting instructions and how to vote your shares in person.

You also are cordially invited to attend the Annual Meeting in person. Only stockholders with an admission ticket and valid, government-issued picture identification that matches the admission ticket will be admitted to the Annual Meeting. If your shares are registered in your name, an admission ticket is attached to your proxy card. If your shares are not registered in your name, you should ask the broker, bank or other institution that holds your shares to provide you with a legal proxy authorizing you to vote your shares of the Company’s common stock as of our record date, whether in person, via the Internet or by telephone. You also can obtain an admission ticket to the Annual Meeting by presenting this legal proxy, or confirming documentation of your account from your broker, bank or other institution, at the Annual Meeting. All stockholders will be required to show a valid, government-issued picture identification that must match the name on the admission ticket or legal proxy or confirming documentation from your broker before being admitted to the Annual Meeting.

Your vote matters and you are encouraged to vote. Whether or not you attend the Annual Meeting in person, you are urged to mark, date and sign the enclosed proxy card and return it to the Company or use an alternate voting option described in the Proxy Statement before the Annual Meeting to ensure your shares are voted. We encourage you to vote electronically by using the Internet or to vote by telephone as it is easy and efficient and will help us reduce our impact on the environment.

By Order of the Board of Directors,

Timotheus Höttges Chairman of the Board of Directors

Bellevue, Washington

May 17, 2013

PROXY STATEMENT

We are furnishing proxy materials to our stockholders by mailing paper copies of the materials (including this Proxy Statement, a proxy card and the 2012 Annual Report to Stockholders containing financial and other information regarding legacy MetroPCS Communications, Inc.) to each stockholder at the address we, or your bank, broker or other financial institution holding your shares, may have. We began mailing this Proxy Statement and other proxy materials via the United States Postal Service on or about May 17, 2013 to stockholders of record as of the close of business on May 10, 2013, which we refer to as the record date, to solicit proxies in connection with the election of eleven directors to the Company’s Board of Directors, to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year, to approve the T-Mobile US, Inc. 2013 Omnibus Incentive Plan, and to vote on any other business properly brought before the 2013 Annual Meeting of Stockholders, which we refer to as the Annual Meeting, and at any continuation, adjournment or postponement of the Annual Meeting. The Annual Meeting will be held on June 4, 2013 at The Charles Hotel, Harvard Square, 1 Bennett Street, Cambridge, Massachusetts 02138, commencing at 9:00 a.m. Eastern Daylight Time, or EDT. We refer to T-Mobile US, Inc., a Delaware corporation, and its subsidiaries herein as the “Company,” “our Company,” “T-Mobile,” “we,” “our,” and “us.”

Each holder of record of the Company’s common stock, par value $0.00001, or common stock, at the close of business on the record date for the Annual Meeting is entitled to notice of, to attend, and to vote at the Annual Meeting, or at any continuation, adjournment or postponement of the Annual Meeting. Each holder of record on the record date is entitled to one vote for each share of common stock held by such holder. As of May 10, 2013, there were 724,979,321 shares of our common stock outstanding. We need a majority of the shares of our common stock outstanding on the record date and entitled to vote at the Annual Meeting present, in person or by proxy, to constitute a quorum and transact business at the Annual Meeting.

The Board of Directors encourages you to read this Proxy Statement and to vote on the matters to be considered at the Annual Meeting. The 2012 Annual Report to Stockholders, which contains the consolidated audited financial statements of legacy MetroPCS Communications, Inc. for the fiscal year ended December 31, 2012, accompanies this Proxy Statement. You may also obtain, without charge, a copy of the legacy MetroPCS Annual Report on Form 10-K for the fiscal year ended December 31, 2012 that was filed with the Securities and Exchange Commission, or the SEC, on March 1, 2013, by writing to T-Mobile US, Inc., Attention: Investor Relations, 1 Park Avenue, 14th floor, New York, NY 10016 or by telephoning our Investor Relations department at (212) 424-2959. This Proxy Statement, the 2012 Annual Report to Stockholders, and Annual Report on Form 10-K also are available, without charge, on our website at www.t-mobile.com by clicking the “Investor Relations” hyperlink located in the footer of the Home page, and then selecting “SEC Filings and Reports.”

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2013 PROXY STATEMENT SUMMARY INFORMATION

Annual Meeting of Stockholders

Time and Date:	9:00 a.m., EDT, Tuesday, June 4, 2013

Place:	The Charles Hotel, Harvard Square, 1 Bennett Street, Cambridge, Massachusetts 02138

Record Date:	Close of business on May 10, 2013

Voting:	Stockholders of record as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

Attendance:	If you plan to attend the Annual Meeting in person, you must bring the admission ticket (which is attached to the proxy card) or if your shares are not registered in your name, you will need a legal proxy from the broker, bank or other institution that holds your shares. You will also need a valid, government-issued picture identification that matches your admission ticket or legal proxy.

Background of the Business Combination

On April 30, 2013, the transactions contemplated by the Business Combination Agreement dated October 3, 2012, by and among Deutsche Telekom AG (which we refer to as Deutsche Telekom), T-Mobile Global Zwischenholding GmbH, a direct wholly-owned subsidiary of Deutsche Telekom (which we refer to as Global), T-Mobile Global Holding GmbH, a direct wholly-owned subsidiary of Global (which we refer to as Holding), T-Mobile USA, Inc., a direct wholly-owned subsidiary of Holding (which we refer to as T-Mobile USA), and MetroPCS Communications, Inc. (which we refer to as MetroPCS) were consummated. Pursuant to the terms of the Business Combination Agreement, among other things:

•

our certificate of incorporation was amended and restated to, among other things, effect a recapitalization that included a reverse stock split pursuant to which each share of common stock outstanding as of the effective time of the reverse stock split, now represents one-half of a share of our common stock;

•

as part of the recapitalization, MetroPCS made a payment in cash, which we refer to as the cash payment, in the aggregate amount of $1.5 billion, without interest (or approximately $4.049 per share pre-reverse stock split of MetroPCS common stock), to the record holders of our common stock immediately following the effective time of the reverse stock split;

•

immediately following the cash payment, Deutsche Telekom’s subsidiary, Holding, transferred to us all of the shares of capital stock of T-Mobile USA in consideration for newly-issued shares of common stock representing approximately 74% of our outstanding common stock on a fully-diluted basis;

•	our name was changed from “MetroPCS Communications, Inc.” to “T-Mobile US, Inc.”; and

•	we and Deutsche Telekom entered into a Stockholder’s Agreement, which we refer to as the Stockholder’s Agreement, which sets forth certain governance and other rights of Deutsche Telekom.

In addition, following the closing of the transactions summarized above, the successor to MetroPCS, Inc., a direct wholly-owned subsidiary of MetroPCS, merged with and into its direct wholly-owned subsidiary MetroPCS Wireless, Inc., with MetroPCS Wireless, Inc. continuing as the surviving entity and, immediately thereafter, MetroPCS Wireless, Inc. merged with and into T-Mobile USA, with T-Mobile USA continuing as the surviving entity and our wholly-owned subsidiary. We refer to these transactions collectively as the Business Combination.

Although MetroPCS Communications, Inc. (which is now called T-Mobile US, Inc.) was the legal acquirer of T-Mobile USA, Inc. in the Business Combination, for accounting purposes, the Business Combination is treated as a “reverse acquisition,” and T-Mobile USA is treated as the accounting acquirer. As a result of reverse acquisition accounting, beginning after the consummation of the Business Combination, T-Mobile USA’s financial statements will become our historical financial statements for financial reporting purposes. However, because the Business Combination occurred after December 31, 2012, the accompanying 2012 Annual Report to Stockholders is comprised primarily of financial, business and other information regarding MetroPCS Communications, Inc., which we sometimes refer to as legacy MetroPCS (including its Annual Report on Form 10-K for the year ended December 31, 2012), together with information regarding the members of our Board of Directors and senior management team and certain corporate matters updated to give effect to the Business Combination. Additionally, although this Proxy Statement contains information regarding the Company’s current Board of Directors, committees of the Board and other governance structures and policies in effect after the consummation of the Business Combination, we are the same SEC registrant as legacy MetroPCS. As a consequence, much of the information contained in this Proxy Statement relating to executive and director compensation and compensation discussion and analysis (which was also provided in Part III of legacy MetroPCS’s Annual Report on Form 10-K for the year ended December 31, 2012) represents historical information regarding legacy MetroPCS.

Our Governance Practices

Due to Deutsche Telekom’s ownership of a majority of our outstanding shares of common stock, we are a “controlled company” under the rules of the New York Stock Exchange, or NYSE, and are therefore exempt from certain NYSE corporate governance requirements. Pursuant to NYSE rules, we have less than a majority of independent directors on our Board of Directors and our nominating/corporate governance and compensation committees are not composed entirely of independent directors. Our Board recognizes the importance of good corporate governance practices, which it believes enhance corporate performance, accountability and long-term stockholder value. We have adopted a number of corporate governance practices to enhance our governance, including:

•    We have declassified our Board, so that all of our directors are elected annually to one-year terms;

•    Five of our eleven directors are independent under NYSE rules;

•    An independent director has been appointed as chair of each of our Nominating and Corporate Governance Committee and our Compensation Committee;

•    The Chairman of the Board and Chief Executive Officer roles have been separated, and a non-management director (who is an employee of Deutsche Telekom) serves as Chairman of the Board;

•    Our Board of Directors has appointed a lead independent director to serve as a liaison between the independent directors and the Chairman of the Board and preside at meetings of our independent directors;

•    The charter of the Executive Committee of the Board requires that at least one member of the committee be the lead independent director or another director who is not affiliated with Deutsche Telekom;

•    Pursuant to the terms of our Stockholder’s Agreement, transactions between us and Deutsche Telekom or its affiliates must be approved by our Board of Directors, including a majority of the directors who are not affiliated with Deutsche Telekom, and our related person transaction policy requires that before the Board of Directors votes on any proposed transaction between us and Deutsche Telekom or its affiliates, such transaction must be reviewed by our Audit Committee; and

•    We mitigate undue risk in our executive compensation programs through the use of an independent compensation consultant, a clawback policy for annual and long-term incentive compensation awards, stringent stock ownership and holding requirements, and prohibition of hedging and pledging of Company securities.

2012 Board and Committee Meetings*

Board/Committee	Number of Meetings
Board	22
Audit Committee	13
Compensation Committee	7
Nominating and Corporate Governance Committee	2
Finance and Planning Committee**	3
*	Represents information regarding legacy MetroPCS Board and Board Committee meetings in 2012.

**	The Finance and Planning Committee was dissolved by the Board following the closing of the Business Combination.

Highlights of Requested Stockholder Actions at the Annual Meeting

Agenda and Voting Recommendations
Proposal	Description	Board Recommendation	Page
1	Election of Directors	“FOR” each nominee	11
2	Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for 2013	“FOR”	90
3	Approval of the T-Mobile US, Inc. 2013 Omnibus Incentive Plan	“FOR”	92

Elect eleven directors (Proposal No. 1 begins on page 11 of this Proxy Statement)

Since the consummation of the Business Combination, our Board of Directors has consisted of eleven directors, including two directors, W. Michael Barnes and James N. Perry, Jr., who served as directors prior to the Business Combination, and nine other directors who were appointed to our Board effective immediately after the consummation of the Business Combination. All of our current directors are standing for re-election at the Annual Meeting. Each of the director nominees standing for re-election, of whom eight were designated for nomination by Deutsche Telekom pursuant to its rights under our restated certificate of incorporation and the Stockholder’s Agreement, was unanimously nominated by our Board based on his or her expertise, qualifications, attributes and skills. Information regarding each of our directors is set forth on pages 12-17 of this Proxy Statement. The Board recommends that you vote “FOR” the election of each of the director nominees.

Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2013 (Proposal No. 2 begins on page 90 of this Proxy Statement)

After the consummation of the Business Combination, the Audit Committee of our Board of Directors appointed PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2013. We are seeking ratification by our stockholders of the appointment of PricewaterhouseCoopers LLP. The Board recommends that you vote “FOR” the ratification of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

Approval of the T-Mobile US, Inc. 2013 Omnibus Incentive Plan (Proposal No. 3 begins on page 92 of this Proxy Statement)

After the consummation of the Business Combination, the Board of Directors approved, subject to stockholder approval, the T-Mobile US, Inc. 2013 Omnibus Incentive Plan, which we refer to as the 2013 Omnibus Incentive Plan. The purpose of the 2013 Omnibus Incentive Plan is to enhance our ability to attract and retain highly-qualified persons to serve as officers, non-employee directors, key employees and consultants and advisors of the Company and to promote greater ownership in the Company by such individuals in order to align their interests more closely with the interests of our stockholders. If the 2013 Omnibus Incentive Plan is approved by our stockholders, it will authorize the issuance of up to 63,275,000 shares of common stock pursuant to awards to the persons who are eligible to receive awards under the 2013 Omnibus Incentive Plan, including officers and non-employee directors. The Board recommends that you vote “FOR” the proposal to approve the 2013 Omnibus Incentive Plan.

Frequency of Non-Binding, Advisory Executive Compensation Vote

At our 2011 Annual Meeting of Stockholders, we submitted a non-binding, advisory proposal on the frequency of the non-binding, advisory vote of stockholders to approve executive compensation, or the say-on-pay vote. Our Board of Directors recommended a triennial, or once every three years, say-on-pay vote. At the 2011 Annual Meeting of Stockholders, a majority of the votes cast (excluding abstentions) were in favor of holding the non-binding, advisory vote on executive compensation once every three years. After taking into consideration, among other factors, the resulting vote of the stockholders at our 2011 Annual Meeting of Stockholders, our Board determined to hold the non-binding, advisory vote to approve executive compensation once every three years. As a result, our next vote on a non-binding, advisory proposal to approve executive compensation will be at the 2014 Annual Meeting of Stockholders. The next frequency vote will be held on or before the Company’s 2017 Annual Meeting of Stockholders.

2014 Annual Meeting

Deadline for stockholder proposals under Exchange Act Rule 14a-8	January 17, 2014

Deadline for business proposals and nominations under our bylaws	No earlier than February 4, 2014 and no later than March 6, 2014

Other
Frequency of advisory, non-binding vote to approve executive compensation	3 years

Next non-binding, advisory vote to approve executive compensation	2014

Next non-binding, advisory vote on the frequency of the vote to approve executive compensation	2017

Questions and Answers About the Annual Meeting and Voting

Why did I receive these materials?

As a holder of common stock of the Company at the close of business on May 10, 2013, the record date, you are entitled to vote at the Company’s Annual Meeting to be held at The Charles Hotel, Harvard Square, 1 Bennett Street, Cambridge, Massachusetts 02138, on June 4, 2013 at 9:00 a.m. EDT. This Proxy Statement provides notice of the Annual Meeting, describes the proposals to be voted on at the Annual Meeting by the holders of record of our common stock on the record date, and includes information required to be disclosed to all of our stockholders.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to vote upon:

•	The election of eleven directors for terms expiring at the 2014 Annual Meeting of Stockholders;

•	The ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year;

•	The approval of the T-Mobile US, Inc. 2013 Omnibus Incentive Plan; and

•	The consideration of any other business that may be properly brought before the Annual Meeting or any continuation, adjournment or postponement thereof.

Who may vote at the Annual Meeting?

If you are a holder of record of our common stock as of the record date – that is, as of May 10, 2013 you hold shares of common stock registered in the Company’s records in your own name – you may vote your shares of the Company’s common stock on the matters to be voted on at the Annual Meeting. You will receive only one proxy card for all the shares of common stock you hold in certificate and book-entry form.

If, as of the record date, you hold shares of our common stock in “street name” – that is, through an account with a bank, broker or similar institution, where the institution is shown on the Company’s records as the “registered holder” of your shares – you may direct the registered holder how to vote your shares at the Annual Meeting by following the instructions that you will receive from the registered holder. When a bank, broker or other similar institution (the registered holder) holds shares for someone else, it informs us how many clients it has who are beneficial owners of our common stock and the Company then provides the registered holder, or its agent, with the number of copies of the proxy materials as the registered holder requested. Each registered holder or its agent must then forward the proxy materials to you to obtain your direction on how to vote your shares. When you receive proxy materials from the registered holder, you will receive directions on how to instruct the registered holder how to vote your shares. The bank, broker or other institution will then total the votes it receives and submit a proxy card reflecting the aggregate votes of all the beneficial owners for which it serves as the registered holder. See “How are the votes recorded? And, what is the effect if I do not vote?” below for further explanation regarding voting through the registered holder.

How do proxies work?

While we encourage all holders of our common stock to attend the Annual Meeting using the admission ticket included in the proxy materials, we have included a proxy card, which provides the record holders of our common stock with a means to vote on the proposals to be considered at the Annual Meeting without having to attend the Annual Meeting in person. (If you own your shares in street name, you can only vote them by instructing the registered holder how to vote your shares or by obtaining a legal proxy from the registered holder, attending the Annual Meeting in person and voting the shares at the Annual Meeting pursuant to the legal proxy.)

Our Board of Directors is asking for your proxy to be voted at the Annual Meeting. This means you may vote by authorizing the persons selected by us as your proxy to vote your shares at the Annual Meeting according to your instructions on the matters set forth in this Proxy Statement, and according to their discretion on any other business that may properly come before the Annual Meeting. We have designated two of our executive officers as proxies for the Annual Meeting: John J. Legere, our President and Chief Executive Officer, and J. Braxton Carter, our Executive Vice President and Chief Financial Officer.

How do I vote?

If you are a holder of record of our common stock as of the record date, you may vote in the following ways:

By Internet. Go to www.voteproxy.com 24 hours a day, 7 days a week, and follow the on-screen instructions. You will need to have your proxy card available and use the Company number and account number shown on your proxy card to cast your vote. This method of voting will be available until 11:59 p.m. Eastern Daylight Time, or EDT, on June 3, 2013, or the date immediately before any date to which the Annual Meeting may be continued, postponed or adjourned. The Company is incorporated under Delaware law, which specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspector of elections can determine that such proxy was authorized by the stockholder. The Company’s Internet voting procedures are designed to authenticate holders’ identities, to allow holders to vote their shares, and to confirm that their voting instructions have been properly recorded.

By Mail. You may vote by mail through direct submission to the Company of your executed proxy card. You should sign your proxy card exactly in the same name as it appears on the card, date your proxy card and indicate your voting preference on each proposal. You should mail your proxy card in plenty of time to allow delivery prior to the Annual Meeting. Proxy cards received by the Company after June 4, 2013 at 9:00 a.m. EDT may not be considered unless the Annual Meeting is continued, or adjourned or postponed and then only if received before the date and time the continued, adjourned or postponed Annual Meeting is held.

By Phone. You also may vote by touchtone phone from the U.S. and Canada, using the toll-free number on the proxy card and the procedures and instructions described on the proxy card. Note that the telephone voting procedures are designed to authenticate holders’ identities, to allow holders to vote their shares and to confirm that their voting instructions have been properly recorded. Telephone voting will be considered at the Annual Meeting if completed prior to 11:59 p.m. EDT on June 3, 2013, or the date immediately before any date to which the Annual Meeting may be continued, adjourned or postponed.

In Person. You also may vote in person at the Annual Meeting. See “What do I need in order to attend the Annual Meeting?” below.

If you hold shares of our common stock in “street name” as of the record date, please see the voting instructions form provided to you by your broker or other registered holder for instructions on how to vote by Internet, by mail and by phone. You also may vote in person at the Annual Meeting. See “What do I need in order to attend the Annual Meeting?” below.

How are the votes recorded? And, what is the effect if I do not vote?

If the Company receives a valid proxy card from you by mail (e.g., signed by the holder of record or registered holder and dated) or receives your vote by phone or Internet, your shares will be voted by the named proxy holders as indicated in your voting preference selection. As a holder of record, if you return your signed and dated proxy card without indicating your voting preference on one or more of the proposals to be considered at the Annual Meeting, or you otherwise do not indicate your voting preference via phone or Internet on one or more of the proposals to be considered at the Annual Meeting, those shares on which you did not indicate your voting preference will be voted in accordance with the recommendations of the Board of Directors.

If you hold your shares in street name (through a registered holder) and do not provide voting instructions to the registered holder prior to the Annual Meeting, the registered holder will not be permitted to vote your shares in the election of directors or on the proposal to approve the 2013 Omnibus Incentive Plan. If you want your shares to be voted, you must instruct your broker how to vote such shares. Absent your specific instructions, the New York Stock Exchange (NYSE) rules do not permit brokers and banks to vote your shares on a discretionary basis for non-routine corporate governance matters, such as the election of directors and the approval of the 2013 Omnibus Incentive Plan, but your shares can be voted without your instructions on the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, as this is considered a routine matter. See “How many votes are required to approve each Proposal?” below.

If you indicate that you wish to withhold authority or abstain from voting on a proposal, your shares will not be voted on that proposal and will have no direct effect on the outcome of the election of directors, the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm or the approval of the 2013 Omnibus Incentive Plan. Your vote, however, will count toward the quorum necessary to hold the Annual Meeting.

If you are a registered holder of our common stock and do not send in your proxy card, vote via phone or Internet, or vote in person at the Annual Meeting, your vote will not be counted toward the proposals or for the purpose of establishing the quorum at the Annual Meeting.

Can I change my vote or revoke my proxy?

Yes. If you are a holder of record of our common stock, you may revoke your proxy card at any time prior to the voting deadlines referred to in “How do I vote?” above by (1) delivering to the Company’s Corporate Secretary at our principal executive office located at 12920 SE 38th Street, Bellevue, Washington 98006, a written revocation that must be received by the Company prior to the date and time of the Annual Meeting, or, if the Annual Meeting is continued, adjourned or postponed, the date and time of such continued, adjourned or postponed meeting, (2) submitting another valid proxy card with a later date by mail, (3) voting by phone or Internet, or (4) by attending the Annual Meeting in person and giving the Company’s Inspector of Elections notice of your intent to vote your shares in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy. If your shares are held in street name, you must contact your broker or other registered holder in order to revoke your previously submitted voting instructions. Any such revocation should be sufficiently in advance of the Annual Meeting to ensure that the revocation of the proxy card submitted by your registered holder is received by the Company’s Corporate Secretary prior to the date and time of the Annual Meeting, or by the date and time at which the Annual Meeting may be continued, adjourned or postponed, or it may not be effective.

What is required for a quorum at the Annual Meeting?

In order to transact business at the Annual Meeting, a majority of the shares of the Company’s common stock outstanding on the record date and entitled to vote at the Annual Meeting must be present, in person or by proxy, at the Annual Meeting. We refer to this as a quorum. If a quorum is not present at the Annual Meeting, no business can be transacted at that time, and the meeting will be continued, adjourned or postponed to a later date.

A stockholder’s instruction to “withhold authority,” “abstentions,” and “broker non-votes” will be counted as present and entitled to vote at the Annual Meeting for purposes of determining quorum. “Withhold authority” is a stockholder’s instruction to withhold authority to cast a vote “for” the election of one or more director nominees. An “abstention” represents an affirmative choice to decline to vote on a proposal other than the election of directors, including the proposals to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm and to approve the 2013 Omnibus Incentive Plan. A “broker non-vote” occurs when a bank, broker or other registered holder holding shares for a beneficial owner does not vote on a proposal because the registered holder has not received voting instructions on the proposal from the beneficial owner, and the subject matter of the proposal is one upon which such registered holder is not permitted under NYSE rules to vote uninstructed shares in its discretion. See “Discretionary voting” in “How many votes are required to approve each Proposal?” below.

How many votes are required to approve each Proposal?

Holders of record as of the record date will be entitled to one vote per share of common stock held by such holder on all matters to be voted on.

Proposal	Vote Required		Withhold Votes/Abstentions Counted as a “No” Vote	Discretionary Vote Allowed?
1. Election of Directors	Plurality		No	No
2. Ratification of independent registered public accounting firm	Majority		No	Yes
3. Approval of the 2013 Omnibus Incentive Plan	Majority	(1)	No	No

(1)	In addition, NYSE rules require approval by a majority of votes cast on Proposal 3, provided that the total votes cast on that proposal must represent over 50% in interest of all securities entitled to vote on the proposal.

For the election of directors, a “plurality” means that the director nominees receiving the highest number of “FOR” votes from our holders entitled to vote will be elected. Under our bylaws, our directors are elected by a plurality of the votes cast on each such director’s election by stockholders entitled to vote on the election of directors at the Annual Meeting. Withheld votes and broker non-votes will have no direct effect on the outcome of the election of directors.

A “majority” means, in most cases, for any matter or proposal presented, that such matter or proposal will be approved if it receives a number of “FOR” votes that is a majority of the votes cast by the holders of our shares of common stock entitled to vote thereon. Neither an abstention nor a broker non-vote will count as a vote cast “FOR” or “AGAINST” the proposal. Therefore, abstentions and broker non-votes will have no direct effect on the outcome of the proposal. Under our bylaws, the ratification of our independent registered public accounting firm and approval of our 2013 Omnibus Incentive Plan are decided by the vote of a majority of the votes cast in person or by proxy at the Annual Meeting by the holders of our shares of common stock entitled to vote thereon.

“Discretionary voting” occurs when a bank, broker or other registered holder does not receive voting instructions from the beneficial owner and votes those shares in its discretion on any proposal on which the NYSE rules permit such bank, broker or other registered holder to vote. As noted above, when banks, brokers and other registered holders are not permitted under the NYSE rules to vote without specific instructions from the beneficial owners, they are referred to as “broker non-votes.” The proposal to ratify PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2013 is the only proposal on which “discretionary voting” is allowed.

How does the Board recommend I vote on the Proposals?

The Board of Directors recommends you vote as follows:

Proposal	Recommended Vote
1. Election of Directors	“FOR” the election of each of the director nominees

Proposal	Recommended Vote
2. Ratification of independent registered public accounting firm	“FOR” the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2013 fiscal year
3. Approval of the 2013 Omnibus Incentive Plan	“FOR” the approval of our 2013 Omnibus Incentive Plan

What do I need in order to attend the Annual Meeting?

If you are a record holder of shares of our common stock, an admission ticket is attached to your proxy card. However, if you hold your shares of common stock in street name, you should ask the broker, bank or other institution (registered holder) that holds your shares to provide you with a legal proxy, a copy of your account statement, or a letter from the registered holder confirming that you beneficially own or hold the Company’s common stock as of the close of business on May 10, 2013. You can obtain an admission ticket by presenting this confirming documentation from your broker, bank or other institution at the Annual Meeting.

All attendees of the Annual Meeting will be required to show valid government-issued, picture identification which matches their admission ticket and/or account documentation to gain admission to the Annual Meeting. Seating is limited and will be available on a first-come, first-served basis.

For safety and security purposes, we do not permit any stockholder to bring cameras, video or audio recording equipment, large bags, briefcases or packages into the meeting room or to otherwise record or photograph the Annual Meeting. We also ask that all stockholders attending the Annual Meeting turn off all cell phones, pagers, and other electronic devices during the Annual Meeting. We reserve the right to inspect any bags, purses or briefcases brought into the Annual Meeting.

Directions to The Charles Hotel, where you will be able to attend the Annual Meeting and vote in person, can be found by clicking on “Map & Directions” on the website of The Charles Hotel at http://charleshotel.com/, or at http://charleshotel.com/map-directions/index.cfm.

Are the votes confidential?

Yes, all votes remain confidential except as necessary (1) to tabulate the votes and allow an independent inspector to certify the results of the vote, (2) to meet applicable legal requirements, (3) to assert or defend claims for or against the Company, (4) in the case of a contested proxy solicitation, and (5) if a stockholder makes a written comment or requests on the proxy card that such vote be communicated to management of the Company.

Who will tabulate and count the votes?

Votes will be counted and certified by the Inspector of Elections, who is an employee of American Stock Transfer & Trust Company, LLC, or AST, the Company’s transfer agent.

Who bears the cost of the proxy solicitation?

The Company bears all of the cost of the solicitation of proxies, including the preparation, assembly, printing and mailing of all proxy materials. The Company also reimburses brokers, banks, fiduciaries, custodians and other institutions for their costs in forwarding the proxy materials to the beneficial owners or holders of our common stock. The Company and its directors, officers, and regular employees also may solicit proxies by mail, personally, by telephone or by other appropriate means. No additional compensation will be paid to directors, officers or other regular employees for such services.

Where can I find the voting results for each Proposal?

We intend to file a Current Report on Form 8-K within four (4) business days after the Annual Meeting, announcing the official results of voting. If the official results are not available at that time, we intend to provide preliminary voting results in the Form 8-K and will provide the final voting results in an amendment to the Form 8-K as soon as they become available.

Can I access the proxy materials and the Company’s Annual Report on the Internet?

Yes, this Proxy Statement and the 2012 Annual Report to Stockholders are available free of charge on the Internet at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=18263 for viewing and on the Company’s website at www.t-mobile.com by clicking the “Investor Relations” hyperlink located in the footer of the Home page, and then selecting “SEC Filing and Reports.”

What is householding and how does it affect me?

The SEC rules permit us to send a single set of the proxy materials, including this Proxy Statement and the 2012 Annual Report to Stockholders, to any household at which two or more holders reside, unless we have received contrary instructions from the affected holders prior to the mailing date. This procedure, referred to as householding, reduces the volume of duplicate mailings and information you receive and helps us reduce our impact on the environment and our costs and expenses.

In order to take advantage of this cost saving opportunity, we have delivered only one set of proxy materials to holders of our common stock who share an address, unless we have received contrary instructions from the affected holders prior to the mailing date. If you would like to request additional copies or otherwise request that a reduced number of copies be sent, please see “Duplicate Mailings (Householding)” in “Other Information and Business” at the back of this Proxy Statement.

Proposal 1

Election of Directors

Board of Directors

Our Fourth Amended and Restated Certification of Incorporation, which we refer to as our certificate of incorporation, provides that the number of directors that constitute the entire Board of Directors shall be fixed in the manner provided by our Fifth Amended and Restated Bylaws, which we refer to as our bylaws. Under our bylaws, the Board sets the number of directors constituting the full Board by resolution of the Board. Currently, our Board consists of eleven members whose terms expire at the next annual meeting of stockholders.

Each nominee has been nominated by our Board of Directors for election at the Annual Meeting to serve as a director for a term that would end at the 2014 Annual Meeting of Stockholders and found by the Board to be qualified based on his or her experience, attributes and skills. Messrs. Höttges, Kübler, Langheim, Obermann, Guffey, Datar and Westbrook and Ms. Taylor were designated for nomination by Deutsche Telekom pursuant to its rights under our certificate of incorporation and the Stockholder’s Agreement.

Each of the nominees has consented to stand for re-election and has indicated that, if elected, he or she plans to serve and will hold office until the later of the 2014 Annual Meeting of Stockholders or until his or her successor is elected and qualified, unless the nominee earlier resigns, retires, passes away or otherwise no longer serves as a director.

Required Vote

Under our bylaws, directors are elected by a plurality of the votes cast on each such director’s election by stockholders entitled to vote on the election of directors at the Annual Meeting. Shares represented by executed proxies received by the Company will be voted, unless otherwise marked withheld, “FOR” the election of each of the nominees. In the event that any of the nominees should be unavailable for election as a result of an unexpected occurrence, such shares may be voted for the election of such substitute nominee as the Board of Directors may nominate. In the alternative, if a vacancy remains, the Board may fill such vacancy at a later date or reduce the size of the Board, subject to certain requirements in our certificate of incorporation. Each of the nominees has agreed to be named in this Proxy Statement and to serve if elected, and we have no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

The following biographies provide certain information on each nominee’s occupation and business experience, age and other directorships held in public companies as of May 1, 2013.

W. Michael Barnes

W. Michael Barnes, age 70, has served as a director of our Company since May 2004 and is a member of the Audit Committee of the Board of Directors. Until the Business Combination was consummated on April 30, 2013, Dr. Barnes served as the chair of the Audit Committee of the Board and also served on the Compensation Committee. Dr. Barnes held several positions at Rockwell International Corporation, a multi-industry company in high technology businesses including aerospace, commercial and defense electronics, telecommunication equipment, industrial automation systems and semi-conductor products manufacturing, between 1968 and 2001, including Senior Vice President, Finance & Planning, and Chief Financial Officer from 1991 through 2001. Dr. Barnes has served as a director of Advanced Micro Devices, Inc. since 2003 where he serves as Chairman of the Audit and Finance Committee and is a member of the Nominating and Corporate Governance Committee. Dr. Barnes holds a Ph.D. in operations research from Texas A&M University. He also holds Bachelor’s and Master’s degrees in industrial engineering from Texas A&M University. Dr. Barnes’s individual qualifications and skills that led to the conclusion that he should serve as a director include his extensive financial management and strong understanding of high technology related business.

Srikant Datar

Srikant Datar, age 59, has served as a director of our Company since April 30, 2013 and is a member and chair of the Audit Committee of our Board. Dr. Datar is the Arthur Lowes Dickinson Professor at the Graduate School of Business Administration at Harvard University. Dr. Datar is a Chartered Accountant and planner in industry, and has been a professor of accounting and business administration at Harvard since July 1996, and he previously served as a professor at Stanford University and Carnegie Mellon University. Dr. Datar currently serves on the board of directors of Novartis AG, where he is also the Chairman of the Audit and Compliance Committee, and a member of the Chairman’s Committee, the Risk Committee and the Compensation Committee. Dr. Datar is also a member of the boards of directors of ICF International Inc., where he is a member of the Corporate Governance and Nominating Committee; Stryker Corporation, where he is a member of the Audit and Finance Committees; and HCL Technologies, where he is a member of the Compensation Committee. Dr. Datar received gold medals upon his graduation from the Indian Institute of Management, Ahmedabad, and the Institute of Cost and Works Accountants of India. Dr. Datar received a Masters in Statistics and Economics and a Ph.D. in Business from Stanford University. Dr. Datar’s individual qualifications and skills that led to the conclusion that he should serve as a director include his service on boards of international companies, his substantial teaching and practical experience in accounting, governance and risk management, and his academic and broad-based knowledge and experience of strategy, business and finance.

Lawrence H. Guffey

Lawrence H. Guffey, age 45, has served as a director of the Company since April 30, 2013, and is a member of the Compensation Committee and Nominating and Corporate Governance Committee of the Board of Directors. Since September of 1991, Mr. Guffey has been with The Blackstone Group, presently serving as Senior Managing Director, Private Equity Group. The Blackstone Group is an asset management and financial services company. Mr. Guffey has led many of The Blackstone Group’s media and communications investment activities and manages Blackstone Communications Advisors. Mr. Guffey has been a Member of the Supervisory Board at Deutsche Telekom AG since June 2006. He was a director of New Skies Satellites Holdings Ltd. from January 2005 to December 2007, Axtel SA de CV since October 2000, FiberNet L.L.C. from 2001 until 2003, iPCS Inc. from August 2000 to September 2002, PAETEC Holding Corp. from February 2000 to 2002, and Commnet Cellular Inc. from February 1998 to December 2001. He served as a director of TDC A/S from February 2006 to March 2013. He holds a Bachelor of Arts degree from Rice University, where he was elected to Phi Beta Kappa. Mr. Guffey’s individual qualifications and skills that led to the conclusion that he should serve as a director include his extensive experience on other company boards, particularly those of other companies in the telecommunications industry including Deutsche Telekom AG, our controlling stockholder and a leading integrated telecommunications company.

Timotheus Höttges

Timotheus Höttges, age 50, has served as a director of the Company and Chairman of the Board since April 30, 2013, and is a member and chair of the Executive Committee of our Board of Directors. Mr. Höttges also serves as the Deputy Chief Executive Officer (since January 2013) and as Chief Financial Officer (since March 2009) of Deutsche Telekom AG, our controlling stockholder and a leading integrated telecommunications company, and has been a member of the Board of Management of Deutsche Telekom responsible for Finance and Controlling since March 2009. From December 2006, when he was first appointed to the board, until his appointment as Chief Financial Officer of Deutsche Telekom, he was the Group Board of Management member responsible for the T-Home Unit. From January 2003 to December 2006, Mr. Höttges headed European operations as a member of the Board of Management, T-Mobile International. Mr. Höttges studied Business Administration at the University of Cologne. Mr. Höttges’s individual qualifications and skills that led to the conclusion that he should serve as a director include his extensive and broad experience in the telecommunications industry gained through his positions of increasing responsibility in operations, corporate planning, mergers and acquisitions and finance.

Raphael Kübler

Raphael Kübler, age 50, has served as a director of our Company since April 30, 2013, and is a member of the Compensation Committee and Executive Committee of our Board of Directors. Mr. Kübler also serves as a Senior Vice President Group Controlling at Deutsche Telekom AG, our controlling stockholder and a leading integrated telecommunications company, where he is responsible for the financial planning, analysis and steering of the overall Deutsche Telekom Group as well as the financial management of central headquarters and shared services of the Deutsche Telekom Group, a position he has held since July 2009. From November 2003 to June 2009, Mr. Kübler served as Chief Financial Officer of T-Mobile Deutschland GmbH, the mobile operations of Deutsche Telekom AG in Germany now known as Telekom Deutschland GmbH (a wholly-owned subsidiary of Deutsche Telekom). Mr. Kübler presently serves on the boards of T-Systems International, where he is a member of the Supervisory Board and Chairman of the Audit Committee; and Deutsche Telekom Kundenservices GmbH, the customer services subsidiary of Deutsche Telekom AG, where he is a member of the Supervisory Board. Mr. Kübler studied Business Administration at H.E.C. in Paris and the Universities of Bonn and Cologne. He holds a doctoral degree from the University of Cologne. Mr. Kübler’s individual qualifications and skills that led to the conclusion that he should serve as a director include his extensive experience in the telecommunications industry, financial and accounting expertise and specific knowledge of our Company gained through his position as an executive officer of Deutsche Telekom AG, our controlling stockholder, and his service on the Audit Committee of the Board of Directors of T-Mobile USA prior to the consummation of the Business Combination.

Thorsten Langheim

Thorsten Langheim, age 47, has served as a director of our Company since April 30, 2013 and is a member of the Nominating and Corporate Governance Committee and Executive Committee of our Board of Directors. Mr. Langheim also serves as Senior Vice President Group Corporate Development of Deutsche Telekom, our controlling stockholder and a leading integrated telecommunications company, a position he has held since November 2009. In his current role, he manages Deutsche Telekom’s Corporate Strategy and Group M&A activities. Prior to his position at Deutsche Telekom, Mr. Langheim was Managing Director at the Private Equity Group of The Blackstone Group, an asset management and financial services company, from May 2004 to June 2009, primarily focusing on private equity investments in Germany. Mr. Langheim is a member of the Supervisory Board of Scout24. Previously, Mr. Langheim served on the boards of STRATO AG and T-Venture Holding GmbH. Mr. Langheim holds a Master of Science degree in International Securities, Investment and Banking from the ISMA Centre for Education and Research at the University of Reading. Mr. Langheim holds a Bachelor’s degree in European Finance and Accounting from the University in Bremen (Germany) and Leeds Business School (United Kingdom). Mr. Langheim’s individual qualifications and skills that led to the conclusion that he should serve as a director include his extensive experience in strategic development and mergers and acquisitions, private equity and investment banking and in-depth knowledge of the telecommunications industry.

John J. Legere

John J. Legere, age 54, has served as a director of our Company since April 30, 2013 and is a member of the Executive Committee of our Board of Directors. Mr. Legere joined T-Mobile USA in September 2012 as President and Chief Executive Officer and became our President and Chief Executive Officer on April 30, 2013 upon the consummation of the Business Combination. Mr. Legere has over 32 years’ experience in the U.S. and global telecommunications and technology industries. Prior to joining T-Mobile USA, Mr. Legere served as Chief Executive Officer of Global Crossing Limited, a telecommunications company, from October 2001 to October 2011. Before joining Global Crossing, he served as Chief Executive Officer of Asia Global Crossing; as president of Dell Computer Corporation’s operations in Europe, the Middle East, and Africa; as president Asia-Pacific for Dell; as president of AT&T Asia Pacific; as head of AT&T’s outsourcing program and as head of AT&T global strategy and business development. Mr. Legere serves on the CTIA Board of Directors. Mr. Legere received a Bachelor’s degree in Business Administration from the University of Massachusetts, a Master of Science degree as an Alfred P. Sloan Fellow at the Massachusetts Institute of Technology, and a Master of Business Administration degree from Fairleigh Dickinson University, and he completed Harvard Business School’s Program for Management Development (PMD). Mr. Legere’s individual qualifications and skills that led to the conclusion that he should serve as a director include his position as Chief Executive Officer of our Company and his extensive experience in the global telecommunications and technology industries.

René Obermann

René Obermann, age 50, has served as a director of our Company since April 30, 2013 and is a member of the Compensation Committee and Executive Committee of our Board of Directors. Since November 2006, Mr. Obermann has been the Chief Executive Officer and Chairman of the Management Board of Deutsche Telekom AG, our controlling stockholder and a leading integrated telecommunications company. He joined the Deutsche Telekom Group in 1998 as Director of Sales and Member of the Board of Management of T-Mobile Deutschland GmbH. Since then, Mr. Obermann has held several positions with increasing responsibility within the group and became CEO of T-Mobile International AG & Co. KG and Member of the Board of Management of Deutsche Telekom AG in 2002. He further serves as a Chairman of the Supervisory Board of T-Systems International GmbH, Frankfurt, a subsidiary of Deutsche Telekom AG. In May 2011, he was appointed to the Supervisory Board of the Düsseldorf-based E.ON AG. Mr. Obermann’s individual qualifications and skills that led to the conclusion that he should serve as a director include his extensive experience in the telecommunications industry and specific knowledge of our Company gained through his position as Chief Executive Officer of Deutsche Telekom AG, our controlling stockholder.

James N. Perry, Jr.

James N. Perry, Jr., age 52, has been a director of our Company since November 2005 and is a member of the Audit Committee and Executive Committee of our Board of Directors. Prior to the consummation of the Business Combination, he also served as a member of the Nominating and Corporate Governance Committee, the Audit Committee and the Finance & Planning Committee of the Board until it was dissolved following the consummation of the Business Combination. Mr. Perry is a Managing Director of Madison Dearborn Partners, LLC, a Chicago-based private equity investing firm that he co-founded in 1992, where he specializes in investing in companies in the telecommunications, media and technology services industries. A private equity fund managed by Madison Dearborn Partners, LLC is an investor in our Company. Mr. Perry also presently serves as a director of Univision Communications, Inc. Mr. Perry previously served on the board of directors of Nextel Partners from July 2003 to June 2006 and the board of directors of Cbeyond, Inc. from March 2000 until July 2010. Mr. Perry received a Bachelor’s degree from the University of Pennsylvania and an MBA from the University of Chicago. Mr. Perry’s individual qualifications and skills that led to the conclusion that he should serve as a director include his extensive experience in private equity, and in particular his experience investing in companies in the telecommunications industry.

Teresa A. Taylor

Teresa A. Taylor, age 49, has served as a director of our Company since April 30, 2013 and is a member of and chair of the Compensation Committee of our Board of Directors. Ms. Taylor served as Chief Operating Officer of Qwest Communications, Inc., a telecommunications carrier, from August 2009 to April 2011. She served as Qwest’s Executive Vice President, Business Markets Group, from January 2008 to April 2009 and served as its Executive Vice President and Chief Administrative Officer from December 2005 to January 2008. Ms. Taylor served in various positions with Qwest and the former US West beginning in 1987. During her 24-year tenure with Qwest and US West, she held various leadership positions and was responsible for strategic planning and execution, sales, marketing, product development, human resources, corporate communications and social responsibility. Ms. Taylor also is a director of First Interstate BancSystem, Inc. and NiSource, Inc. She also serves as an executive advisor to Governor Hickenlooper of Colorado, assisting the Office of Economic Development and International Trade. Ms. Taylor received a Bachelor of Science degree from the University of Wisconsin-LaCrosse. Ms. Taylor’s individual qualifications and skills that led to the conclusion that she should serve as a director include her extensive experience in the technology, media and the telecommunications sectors, including her knowledge regarding strategic planning and execution, technology development, human resources, labor relations and corporate communications.

Kelvin R. Westbrook

Kelvin R. Westbrook, age 57, has served as a director of our Company since April 30, 2013, is a member and chair of the Nominating and Corporate Governance Committee of our Board of Directors, and is a member of the Compensation Committee of our Board. Mr. Westbrook is President and Chief Executive Officer of KRW Advisors, LLC, a consulting and advisory firm, a position he has held since October 2007. Since 2003, Mr. Westbrook has also been a Director of Archer-Daniels-Midland Company (“ADM”). Mr. Westbrook currently serves as the Chairman of ADM’s Compensation/Succession Committee. Mr. Westbrook also served as Chairman and Chief Strategic Officer of Millennium Digital Media Systems, L.L.C. (“MDM”), a broadband services company, that later changed its name to Broadstripe LLC, from September 2006 until October 2007. Mr. Westbrook was also President and Chief Executive Officer of MDM from May 1997 until October 2006. Broadstripe, LLC (formerly MDM) and certain of its affiliates filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in January 2009, approximately fifteen months after Mr. Westbrook resigned. Mr. Westbrook has also served as a director and member of the Audit Committee of Stifel Financial Corp. since August 2007, as a director of Angelica Corporation from February 2001 to August 2008 and as Trust Manager since May 2008, and chair of the Audit Committee since March 2012, of Camden Property Trust. Mr. Westbrook received an undergraduate degree in Business Administration from the University of Washington and a Juris Doctor degree from Harvard Law School. Mr. Westbrook’s individual qualifications and skills that led to the conclusion that he should serve as a director include his extensive experience on other public company boards, knowledge of the telecommunications industry, and legal, media, marketing and risk analysis expertise.

The Board of Directors recommends that you vote

“FOR”

the election of each of the above named nominees.

Executive Management

Set forth below is information concerning the executive officers of the Company who are not also directors, including their ages, as of May 1, 2013. For information about Mr. Legere, our President and Chief Executive Officer and a member of our Board of Directors, see page 15, above.

James (Jim) C. Alling, age 52, serves as our Executive Vice President and Chief Operating Officer T-Mobile Business. In this role, Mr. Alling is in charge of customer-facing activities for a subscription base of over 33 million users. Mr. Alling has also served as the Chief Operating Officer of T-Mobile USA since August 2009. Before joining T-Mobile USA, Mr. Alling worked as a President of Starbucks Coffee Company, a global coffee company and coffeehouse chain, for eleven years, until July 2008. Mr. Alling began his career in 1985 at Nestle S.A., where he held various senior management positions in the packaged goods marketing sector before eventually becoming a VP/General Manager for Nestle USA. Mr. Alling received a Bachelor of Arts degree from DePauw University in Greencastle, Indiana with a double major in Economics and Spanish; he then obtained a Master of International Management degree from the Thunderbird School of International Management.

David R. Carey, age 59, serves as our as Executive Vice President, Corporate Services, responsible for leading the Enterprise Program Office, Corporate Communications, Corporate Real Estate, Corporate Responsibility and the CEO Staff. Mr. Carey has also served in the same role with T-Mobile USA since February 2013. Before joining T-Mobile USA, from October 2011 to March 2013, Mr. Carey served as the CEO and Founder of TeleScope Advisors, LLC, an advisory firm specializing in telecommunications. Mr. Carey served as Executive Vice President at Global Crossing Limited, a telecommunications company, from September 1999 to October 2011. Mr. Carey’s career spans 35 years in the telecom and energy services industries. His experience in telecom includes leadership positions at AT&T, LG&E Energy, Frontier Communications and Global Crossing. He currently serves on the advisory board of Hewlett-Packard Corporation. Mr. Carey holds a Master of Science in Management Science from the Massachusetts Institute of Technology, where he was appointed to a Sloan Fellowship, and received his Bachelor of Science degree at Clarkson University.

J. Braxton Carter, age 54, serves as our Executive Vice President, Chief Financial Officer and Treasurer, and is responsible for leading the financial functions of the Company. Mr. Carter served as MetroPCS’s Chief Financial Officer from February 2008 until the consummation of the Business Combination. Mr. Carter also served as MetroPCS’s Vice Chairman from May 2011 until the consummation of the Business Combination. From March 2005 to February 2008, he was Senior Vice President and Chief Financial Officer and from February 2001 to March 2005 he was Vice President, Corporate Operations of MetroPCS. Mr. Carter also has extensive senior management experience in the retail industry and spent ten years in public accounting. Mr. Carter is a certified public accountant. Mr. Carter presently serves on the Board of Directors of, and as Chairman of the Audit Committee of, e-Rewards, Inc., and serves on the Board of Advisors of Amdocs Limited. Mr. Carter received a Bachelor of Science degree from The University of Colorado with a major in accounting.

Peter A. Ewens, age 50, serves as our Executive Vice President, Corporate Strategy. He leads the Company’s corporate strategy, business development and M&A activities, which include spectrum strategy and acquisitions, co-brand partnerships, and T-Mobile’s participation as a founding partner in the Isis mobile commerce joint venture with AT&T and Verizon Wireless. Mr. Ewens has also served as Executive Vice President and Chief Strategy Officer of T-Mobile USA since July 2010. From April 2008 until July 2010, Mr. Ewens was Senior Vice President, Corporate Strategy at T-Mobile USA. Before joining T-Mobile USA, Mr. Ewens was Vice President of OEM Business at Sun Microsystems, a computer software and information technology services company, from June 2006 through March 2008. Before that, Mr. Ewens was a partner at McKinsey & Company, a global management consulting firm. Mr. Ewens received a Master of Science in Management from the Sloan School at Massachusetts Institute of Technology, and Master’s and Bachelor’s degrees in Electrical Engineering from the University of Toronto.

Alexander Andrew (Drew) Kelton, age 54, serves as our Executive Vice President, Business-to-Business (B2B), responsible for leading the B2B organization, helping to redefine the B2B wireless experience for the

Company’s business customers, and growing market share in this important segment. Mr. Kelton has also served as T-Mobile USA’s Executive Vice President of B2B since April 2013. Previously, Mr. Kelton served as President of Bharti Airtel Business, a leading Indian global telecommunications company, from June 2010 to April 2013. Before that, he served as the Managing Director for Telstra Corporation Limited, an Australian telecommunications and media company, responsible for international operations, from May 2002 to June 2010. Previously, Mr. Kelton held executive posts with Asia Global Crossing Limited, a telecommunications company, and Saturn Global Network Services Holdings Limited, an international provider of end-to-end managed voice and data services. Mr. Kelton has also held a variety of international sales, marketing, product and engineering roles with Timeplex, LLC, a provider of networking systems and support services, and The Plessey Co. plc., a British-based international electronics, defense and telecommunications company. Mr. Kelton serves on the board of directors of Mobile Active (Australia), a mobile advertising, design and development company, and the board of directors of Limas StockWatch (Indonesia), a financial services information company. Mr. Kelton received a Bachelor of Science degree in electronics and electrical engineering from the University of Western Scotland.

Thomas C. Keys, age 54, serves as our Executive Vice President and Chief Operating Officer MetroPCS Business, responsible for leading the operations of the MetroPCS business unit including all customer-facing activities related to the MetroPCS brands. Mr. Keys served as MetroPCS’s President from May 2011 until the consummation of the Business Combination, and as Chief Operating Officer since June 2007. Mr. Keys also served as MetroPCS’s President from June 2007 to December 2007, Senior Vice President, Market Operations, West, from January 2007 until June 2007, and as Vice President and General Manager, Dallas, from April 2005 until January 2007. Mr. Keys received a Bachelor of Arts degree from State University of New York at Oswego, and a Master of Arts from Syracuse University.

David A. Miller, age 52, serves as our Executive Vice President, General Counsel and Secretary. Mr. Miller oversees all legal affairs and government affairs functions of the Company. Mr. Miller has also served as T-Mobile USA’s Chief Legal Officer, Executive Vice President, General Counsel and Secretary. Mr. Miller was appointed Senior Vice President and General Counsel of T-Mobile USA in April 2002 and Executive Vice President in January 2011. Previously, Mr. Miller served as Director of Legal Affairs for Western Wireless (a predecessor to T-Mobile USA) from March 1995 to May 1999, and he became Vice President of Legal Affairs of VoiceStream Wireless Corporation in May 1999 following its spin-off from Western Wireless. VoiceStream Wireless was acquired by Deutsche Telekom in May 2002, when it became T-Mobile USA. Prior to joining Western Wireless, Mr. Miller was an attorney with the law firm of Lane Powell and began his law career as an attorney with the firm McCutchen, Doyle, Brown and Enersen (now Bingham McCutchen). Mr. Miller serves on the Board of Directors of the Competitive Carriers Association and is a member of its Executive Committee. Mr. Miller received a Bachelor’s degree in Economics from the University of Washington and a Juris Doctor from Harvard Law School.

Larry L. Myers, age 58, serves as our Executive Vice President, Human Resources. Mr. Myers is responsible for leading the human resources function that supports 38,000 employees across the country. Mr. Myers has also served as Executive Vice President of Human Resources and Chief People Officer of T-Mobile USA since June 2008. From January 2001 to May 2008, Mr. Myers served as senior vice president of human resources for Washington Group International, a corporation which provided integrated engineering, construction, and management services to businesses and governments around the world. Mr. Myers has more than 35 years of experience in human resources management. Mr. Myers received degrees in sociology and business administration from Idaho State University.

Neville R. Ray, age 50, serves as our Executive Vice President and Chief Technology Officer. Mr. Ray joined T-Mobile USA (then VoiceStream) in April 2000 and since December 2010 has served as its Chief Technology Officer, responsible for the national management and development of the T-Mobile USA wireless network and the company’s IT services and operations. Prior to joining T-Mobile USA, from September 1996 to September 1999, Mr. Ray served as Network Vice President for Pacific Bell Mobile Services. He is Chairperson

of 4G Americas, which promotes and facilitates the seamless deployment throughout the Americas of the 3GPP family of technologies, including HSPA, HSPA+, and LTE. He has also served as a member of the National Telecommunications and Information Administration’s Commerce Spectrum Management Advisory Committee (CSMAC) and the Federal Communications Commission’s Communications Security, Reliability and Interoperability Council (CSRIC). Mr. Ray is an honors graduate of The City University of London and a member of the Institution of Electrical and Electronic Engineers and the Institution of Civil Engineers.

G. Michael (Mike) Sievert, age 44, serves as our Executive Vice President and Chief Marketing Officer. Mr. Sievert is responsible for strategic development and execution of all marketing, product development, and pricing programs and activities for the Company. Mr. Sievert has also served as Executive Vice President and Chief Marketing Officer of T-Mobile USA since November 2012. Prior to joining T-Mobile USA, Mr. Sievert was an entrepreneur and investor involved with several Seattle-area start-up companies, most recently serving as CEO of Discovery Bay Games, a maker of accessories and add-ons for tablet computers, from April 2012 to November 2012. From April 2009 to June 2011, he was Chief Commercial Officer at Clearwire Corporation, a broadband communications provider, responsible for all customer-facing operations. From February 2008 to January 2009, Mr. Sievert was co-founder and CEO of Switchbox Labs, Inc., a consumer technologies developer, leading up to its sale to Lenovo. He also served from January 2005 to February 2008 as Corporate Vice President of the worldwide Windows group at Microsoft Corporation, responsible for global product management and P&L performance for that unit. Prior to Microsoft, he served as Executive Vice President and Chief Marketing Officer at AT&T Wireless for three years. He also served as Chief Sales and Marketing officer at E*TRADE Financial and began his career with management positions at Procter & Gamble and IBM. He has served on the boards of Rogers Wireless in Canada, Switch & Data Corporation, and a number of technology start-ups. Mr. Sievert received a Bachelor’s degree in Economics from the Wharton School at the University of Pennsylvania.

Corporate Governance

The Board of Directors is elected by our stockholders to exercise its business judgment to oversee and monitor the strategy, management and business of the Company. To assist the Board in carrying out its duties and responsibilities, the Board, among other things, has adopted corporate governance guidelines and a code of business conduct, appointed a lead independent director, and created and delegated certain authority to several committees of the Board.

Controlled Company Exemption

As a result of the consummation of the Business Combination, Deutsche Telekom beneficially owns approximately 74% of our common stock on a fully-diluted basis. Accordingly, we qualify as a “controlled company” under Section 303A.00 of the NYSE Listed Company Manual. As a controlled company, we are exempt from the requirements to have:

•	A majority of independent directors as defined by Section 303A.02 of the NYSE Listed Company Manual;

•	A nominating/corporate governance committee composed entirely of independent directors; and

•	A compensation committee composed entirely of independent directors.

In addition, as a controlled company, we are exempt from the requirements under SEC final Rule 10C-1, which implements Section 952 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 or the Dodd-Frank Act, and related NYSE rules, relating to compensation committee member independence and compensation committee consultants.

We have chosen to take advantage of the controlled company exemptions described above. Our Board of Directors does not have a majority of independent directors. Although our Board has established a Nominating and Corporate Governance Committee and a Compensation Committee, neither of these committees is composed entirely of independent directors. In the event we cease to be a controlled company, we will be required to comply with all of the corporate governance standards under the NYSE’s rules, subject to applicable transition periods.

Corporate Governance Guidelines and Code of Business Conduct

After the consummation of the Business Combination, our Board of Directors updated our corporate governance guidelines, which, together with our certificate of incorporation, bylaws and the Stockholder’s Agreement, set forth the framework within which the Board, together with its committees, directs the affairs of the Company. The corporate governance guidelines provide for, among other things, the role and function of the Board, director qualifications, and director independence and compensation. The Board also updated our code of business conduct, which establishes the standards of ethical conduct applicable to all of our directors, officers and employees. In addition, the Company has a code of ethics for senior financial officers. The code of business conduct addresses, among other things, ethical conduct, competition and fair dealing, financial reporting, protection of Company assets, confidentiality, corporate opportunities, insider trading, employee misconduct, conflicts of interest, compliance with laws and the process for reporting suspected violations of the code of business conduct. Our code of ethics for senior financial officers addresses ethical conduct, full, fair and accurate disclosure in documents we file with the SEC and other regulatory agencies, compliance with laws, and the process for reporting suspected violations of the code of ethics. Our corporate governance guidelines, the code of business conduct and the code of ethics for senior financial officers are publicly available on our website at www.t-mobile.com by clicking the “Investor Relations” hyperlink located in the footer of the Home page, and then selecting “Corporate Governance”. Any waiver of our code of business conduct with respect to any of our directors or executive officers and any waiver of our code of ethics for senior financial officers with respect to our Chief Executive Officer, Chief Financial Officer, treasurer, principal accounting officer, or controller or persons performing similar functions may be authorized only by our Board or a committee thereof and will be disclosed on our website in the manner and to the extent required by applicable SEC and NYSE rules.

Pursuant to the corporate governance guidelines, our Board of Directors adopted stock ownership guidelines for non-employee directors and executive officers. Each non-employee director who participates in the Company’s non-employee director compensation program is expected to acquire and maintain ownership of shares of common stock equal in value to five times the annual retainer for Board service. Each executive officer is expected to acquire and maintain ownership of shares of common stock equal in value to a specified multiple of base salary (five times for the Chief Executive Officer and three times for the other executive officers). These individuals are expected to meet the ownership guidelines within five years from the date of adoption of the guidelines or, if later, five years from the commencement of service or employment, and are expected to retain at least 50% of the shares of common stock acquired through the Company’s equity compensation plans until the ownership thresholds are met.

Board’s Role in Risk Management

Management of the Company, including the Chief Executive Officer and the other executive officers of the Company, is primarily responsible for managing the risks associated with the operation, financial and disclosure controls, and business of the Company. The financial, strategic, operational, compliance, legal/regulatory, and reputational risks to the Company are considered by management when it conducts its enterprise-wide risk assessment, and are reviewed and updated regularly in connection with the operational, financial, and business activities of the Company.

The Board of Directors assesses Company risks and strategies for risk mitigation, and it manages its risk oversight function primarily through the Audit Committee of the Board. As such, the Audit Committee has primary responsibility for overseeing the Company’s enterprise risk assessment and risk management policies. In performing this function, the Audit Committee discusses policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. To assist the Audit Committee with its risk assessment function, the senior internal audit officer of the Company reports to the Audit Committee, has regular meetings with the Audit Committee without the participation of management of the Company, and provides an enterprise-wide risk assessment to the Audit Committee, which reviews and provides feedback to the Company and also shares the enterprise-wide risk assessment with the Board. The Audit Committee also has certain responsibilities with respect to the Company’s compliance and ethics programs.

The Executive Committee of the Board of Directors, charged with reviewing and providing guidance to senior management of the Company regarding the Company’s strategy, operating plans and operating performance, is also key in helping the Board perform its risk oversight function by considering strategic operating goals, opportunities and risks. In addition, the Compensation Committee of the Board designs our compensation program to encourage appropriate risk-taking while discouraging behavior that may result in unnecessary or excessive risk, and it periodically reviews with management the Company’s compensation programs for all employees, including management’s assessment as to whether risks arising from such programs are reasonably likely to have a material adverse effect on the Company. Finally, a report of all committee meetings, including those of the Audit Committee, Compensation Committee, and Executive Committee, are presented to the Board on a regular basis.

Board Leadership Structure

Separate Chairman and Chief Executive Officer Roles. Our Board of Directors has chosen to separate the roles of Chairman of the Board and Chief Executive Officer, and has appointed Timotheus Höttges, Deutsche Telekom’s Deputy Chief Executive Officer and Chief Financial Officer, as the Chairman of the Board. The Board has also appointed Teresa A. Taylor as the Company’s lead independent director.

The Company believes that separating the roles of Chief Executive Officer and Chairman of the Board of Directors is appropriate for the Company and in the best interests of the Company and its stockholders at this time. Over the past several years, demands made on boards of directors have been ever increasing, in large part due to increased regulation under the federal securities laws, national stock exchange rules and other federal and state regulatory changes and, more recently, challenging economic circumstances. The non-executive Chairman manages the overall Board function and his current responsibilities include chairing all regular sessions of the Board, establishing the agenda for each Board meeting in consultation with the lead independent director, the Chief Executive Officer and other senior management as appropriate, and helping to establish, coordinate and review the criteria and methods for at least annually evaluating the effectiveness of the Board and its committees. The separation of the offices allows Mr. Höttges to focus on management of Board matters and allows our Chief Executive Officer to focus his talents and attention on managing our business. Additionally, we believe the separation of the offices ensures the objectivity of the Board in its management oversight role, specifically with respect to reviewing and assessing the Chief Executive Officer’s performance. The Board believes that its role in risk oversight did not impact the leadership structure chosen by the Board.

Lead Independent Director. The lead independent director, a position currently held by Teresa A. Taylor, coordinates the activities of the Company’s independent directors, calling and presiding over the executive sessions of the independent members of the Board of Directors and functioning as a liaison between such independent directors and the Chairman of the Board and/or the Chief Executive Officer. As noted above, the lead independent director assists the Chairman of the Board in setting the Board’s agenda, and also provides input on the flow of information to the Board and Board meeting schedules. These responsibilities allow the lead independent director to have meaningful input into the agenda of the Board and in leading the Company.

Communications with Chairman, Presiding Director and Directors. The Company has procedures to facilitate communications among the directors, employees, stockholders and other interested third parties. Any person wishing to contact the Chairman of the Board, the Board as a whole, the lead independent director, or any individual director may do so in writing addressed to the Company as follows:

T-Mobile US, Inc.

The Board of Directors c/o Corporate Secretary

12920 SE 38th Street

Bellevue, Washington 98006-1350

Upon receipt, the communication will be distributed to the Chairman of the Board, the lead independent director, or any director, in each case depending on the facts and circumstances outlined in the communication. Letters directed to the Board of Directors or any director are reviewed by the Company to determine whether a response on behalf of the Board is appropriate. While the Board oversees management, it does not participate in day-to-day management functions or business operations and is not normally in the best position to respond to inquiries related to those matters. Accordingly, we will direct those types of inquiries to an appropriate officer or employee of the Company for a response. In addition, the Board has requested that certain items that are unrelated to the duties and responsibilities of the Board should be excluded or redirected, as appropriate, such as: business solicitations or advertisements, junk mail and mass mailings, new product suggestions, product complaints, product inquiries, resumes and other forms of job inquiries, spam, and surveys. In addition, material that is unduly hostile, threatening, potentially illegal or similarly unsuitable will be excluded. Responses to letters, or any communication that is excluded, is maintained by the Company and is available to any director upon request.

If a response on behalf of the Board of Directors, the lead independent director, the directors, or any director is appropriate, the Company gathers any information and documentation necessary for answering the inquiry and provides the information and documentation, as well as the proposed response, to the appropriate director or directors. The Company may also attempt to communicate with the stockholder or interested party for any necessary clarification. Of course, certain circumstances may require that the Board depart from the procedures outlined above.

Executive Sessions of Directors

Executive sessions, or meetings of outside (non-management) directors without management present, are held at each regularly scheduled Board of Directors meeting, or more frequently, if necessary. The Chairman of the Board presides at such executive sessions as long as he is a non-management director. If the Chairman of the Board is not present at a non-management executive session, the lead independent director presides. If neither the Chairman of the Board nor the lead independent director is present or available at a non-management executive session, the non-management directors present elect among their members a director to chair such executive session. At these executive sessions, the outside directors review such matters as the Chairman of the Board (as long as he is a non-management director) or lead independent director or the other members of the Board may raise, including strategic, operational, or financial issues and management performance and succession.

In addition, our corporate governance guidelines require the independent directors of the Board of Directors to meet at least once each year in executive session, and the lead independent director presides at such executive session.

Board Composition and Deutsche Telekom Board Designation Rights

Pursuant to the terms of the Business Combination Agreement, the size of our Board of Directors was fixed at eleven upon consummation of the Business Combination. Subject to the provisions of our certificate of incorporation and the Stockholder’s Agreement, the size of our Board may be changed in the manner prescribed by our bylaws.

Pursuant to our certificate of incorporation and the Stockholder’s Agreement, Deutsche Telekom generally has the right to designate as nominees for election to our Board of Directors a number of individuals, each of which we refer to as a Deutsche Telekom designee, equal to the percentage of our common stock and other capital stock entitled to vote generally in the election of directors beneficially owned by Deutsche Telekom, or stock ownership percentage, multiplied by the number of directors on our Board, rounded to the nearest whole number. Pursuant to the Stockholder’s Agreement, each Deutsche Telekom designee must not be prohibited or disqualified from serving as a director on the Company’s Board pursuant to any rule or regulation of the SEC, the NYSE or any other or additional exchange on which securities of the Company are listed or by applicable law. Pursuant to the Stockholder’s Agreement, we and Deutsche Telekom have agreed to use our reasonable best efforts to cause the Deutsche Telekom designees to be elected to our Board. In addition, our certificate of incorporation and the Stockholder’s Agreement provide that each committee of the Board shall include in its membership a number of Deutsche Telekom designees in proportion to its stock ownership percentage, rounded to the nearest whole number, except to the extent such membership would violate applicable securities laws or stock exchange rules. However, no committee of the Board may consist solely of directors who are also officers, employees, directors or affiliates of Deutsche Telekom. Deutsche Telekom will have these board designation rights as long as Deutsche Telekom’s stock ownership percentage is 10% or more of the outstanding shares of our common stock.

If at any time the number of Deutsche Telekom designees then serving as directors on our Board of Directors or as members of any committee of our Board exceeds the number of Deutsche Telekom designees that Deutsche Telekom is entitled to designate, Deutsche Telekom will be required to cause the number of Deutsche Telekom designees then serving as directors on our Board or as members of such committee of our Board representing such excess to resign immediately as directors or committee members, as applicable.

Under our certificate of incorporation and the Stockholder’s Agreement, we and Deutsche Telekom have agreed to use our reasonable best efforts to cause at least three members of our Board of Directors to be considered “independent” under SEC and NYSE rules, including for purposes of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, or the Exchange Act. We currently have five directors that our Board has determined are independent under NYSE rules.

The Board of Directors has unanimously nominated the eleven nominees listed in this Proxy Statement to stand for election at the Annual Meeting to serve a one-year term ending at the 2014 Annual Meeting of Stockholders. Each of the nominees is an incumbent director and has consented to stand for re-election. Messrs. Höttges, Kübler, Langheim, Obermann, Guffey, Datar and Westbrook and Ms. Taylor were designated for nomination by Deutsche Telekom pursuant to its rights under our certificate of incorporation and the Stockholder’s Agreement.

Nomination Process, Director Candidate Selection and Qualifications

Subject to Deutsche Telekom’s board designation rights under our certificate of incorporation and the Stockholder’s Agreement, which are described above, the Nominating and Corporate Governance Committee is responsible for identifying, evaluating and recommending candidates to the Board of Directors for nomination to the Board. The Committee may consider proposed director candidates from numerous sources, including stockholders, directors and officers. Subject to Deutsche Telekom’s board designation rights, the Board is responsible for nominating directors for election by the stockholders and filling any vacancies on the Board that may occur.

Qualifications and Diversity. Subject to Deutsche Telekom’s board designation rights, our Nominating and Corporate Governance Committee is responsible for reviewing and approving potential director candidates and recommending them for consideration by our Board of Directors. The Chair of the Nominating and Corporate Governance Committee is an independent director. The Committee considers certain director selection guidelines adopted by our Board in evaluating candidates for election to the Board and making recommendations to the Board regarding director nominations. Under these director selection guidelines, the Committee considers the following qualifications, among others, of each director candidate:

•	Professional experience, industry knowledge, skills and expertise;

•	Leadership qualities, public company board and committee experience and non-business related activities and experience;

•	High standard of personal and professional ethics, integrity and values;

•	Training, experience and ability at making and overseeing policy in business, government and/or education sectors;

•	Willingness and ability to keep an open mind when considering matters affecting interests of the Company and its constituents;

•	Willingness and ability to devote the required time and effort to effectively fulfill the duties and responsibilities related to Board and committee membership;

•	Willingness and ability to serve on the Board for multiple terms, if nominated and elected, to enable development of a deeper understanding of the Company’s business affairs;

•	Willingness not to engage in activities or interests that may create a conflict of interest with a director’s responsibilities and duties to the Company and its constituents; and

•	Willingness to act in the best interests of the Company and its constituents, and objectively assess Board, committee and management performances.

Our Board of Directors does not have a formal policy with respect to diversity on the Board. Rather, diversity is one of many factors under our director selection guidelines that the Nominating and Corporate Governance Committee considers when evaluating potential director candidates. Our director selection guidelines do not narrowly define diversity by reference to gender and race; rather, diversity is broadly interpreted to include other factors such as age, geographic and professional diversity. In connection with its general responsibility to monitor and advise the Board on the size, role, function and composition of the Board, the Nominating and Corporate Governance Committee will periodically consider whether the Board represents the overall mix of skills and characteristics described in the director selection guidelines, including diversity and the other factors described above. Subject to Deutsche Telekom’s board designation rights, the selection process for director candidates is intended to be flexible, and the Nominating and Corporate Governance Committee, in the exercise of its discretion, may deviate from the selection process when particular circumstances warrant a different approach.

Nomination Process. In addition to candidates designated by Deutsche Telekom pursuant to its rights under our certificate of incorporation and the Stockholder’s Agreement, the Nominating and Corporate Governance Committee considers possible director candidates from a number of sources, including those recommended by stockholders, directors, or officers. In addition, the Committee may engage the services of outside consultants and search firms to identify potential director candidates. One or more members of the Nominating and Corporate Governance Committee interview all new director candidates that the Committee determines to consider as a potential nominee. If a candidate is recommended by the Nominating and Corporate Governance Committee, he or she may then be interviewed by other current members of the Board of Directors. If appropriate, a candidate may also be interviewed by other members of the Company’s executive management. Subject to Deutsche Telekom’s board designation rights, the full Board will approve all final nominations after considering the recommendations of the Nominating and Corporate Governance Committee.

With regard to the eleven incumbent directors whose terms are set to expire at the Annual Meeting and are being nominated for re-election to the Board of Directors, our Board considered each director’s expertise, qualifications, attributes and skills, his or her overall service during the director’s term, including the number of meetings attended, his or her level of participation, the quality of his or her performance and whether he or she meets the independence standards set forth under applicable laws, regulations and NYSE rules. Each nominee for re-election as a director must consent to stand for re-election, and each of the Company’s nominees for directors named in this Proxy Statement consented to stand for re-election and indicated he or she would serve if elected.

Stockholder Nomination Procedures. In addition to nominations approved by the Board of Directors as described above, stockholders may nominate candidates for election to the Board to the extent permitted under our bylaws. To be eligible to nominate a candidate for election to the Board, the stockholder must be a holder of record as of the record date for the annual or special meeting at which directors are being elected and as of the time the stockholder submits its nomination in accordance with the bylaws. The stockholder must provide prior written notice of a candidate to be considered as a nominee to our secretary at our executive offices prior to the deadline before our annual meeting or special meeting at which directors are to be elected, as described in our bylaws. The stockholder must also provide the information set forth in our bylaws for each such proposed nominee of the stockholder, including the name, age, citizenship, residence and addresses of the proposed nominee, the principal occupation of each proposed nominee with the name, type of business and address of the corporation or other organization in which such occupation is carried on, the qualifications of such proposed nominee to serve as a director, the class and number of shares of the Company’s common stock beneficially held, either directly or indirectly, by the proposed nominee, a description of any arrangement between the proposed nominee and the person making the nomination regarding future employment or any future transaction to which the Company may be a party, and all information required by the director questionnaire then in use by the Company. The stockholder making the nomination (individually and on behalf of those with whom such nomination is made) must also provide the name and address of such stockholder as they appear on the Company’s books and records, the class and number of shares of capital stock of the Company that are owned by such stockholder(s), the voting rights of such stockholder(s), and the hedging and derivative positions of such stockholder(s), if any, in the Company’s capital stock.

Director Independence

The Board of Directors evaluates the independence of each director in accordance with applicable laws and regulations, NYSE rules and our corporate governance guidelines, and based upon the recommendation, advice, and information of the Nominating and Corporate Governance Committee. As a “controlled company” under NYSE rules, we are exempt from the requirement to have a majority of directors on our Board be independent. However, pursuant to our certificate of incorporation, the Stockholder’s Agreement and our corporate governance guidelines, the Board is required to have at least three directors (including all the members of the Audit Committee) who meet the director independence standards included in NYSE rules, and we currently have five directors who our Board has determined to be independent. At such time as we no longer meet the definition of a “controlled company” under NYSE rules, our Board will be required to have a majority of directors who meet such independence standards, subject to any applicable transition period. The Board considers all relevant facts and circumstances in making an independence determination, including among other things, making an affirmative determination that the director has no material relationship with the Company directly or as an officer, stockholder, or partner of an organization that has a material relationship with the Company. With respect to certain types of relationships, NYSE rules require us to consider a director’s relationship with the Company, and also with any parent or subsidiary in a consolidated group with the Company, which includes Deutsche Telekom and its affiliates.

The Board of Directors has determined that Messrs. Barnes, Datar, Perry and Westbrook and Ms. Taylor are independent under NYSE rules and our corporate governance guidelines. In addition, the Board has determined that each member of the Audit Committee meets the heightened independence criteria applicable to audit committee members under NYSE rules. Prior to the consummation of the Business Combination, our then-current Board of Directors had previously determined that Messrs. Callahan, Landry and Patterson, who were members of our Board until the consummation of the Business Combination, and Messrs. Barnes and Perry, were independent under NYSE rules and the Company’s corporate governance guidelines then in effect.

In making its director independence determinations with respect to the current members of the Board of Directors, our Board considered, among other things, the following relationships and concluded that they are not material and therefore, do not preclude a finding of independence:

•

Mr. Perry is a managing director of Madison Dearborn Partners, LLC, a private equity firm, or Madison Dearborn, which has a fund that holds approximately 2.17% of our common stock (approximately 8.3% prior to the Business Combination). As disclosed in “Transactions with Related Persons and Approval – Fiscal 2012 Transactions,” a fund advised by Madison Dearborn has ownership interests in certain companies with whom we have commercial relationships.

Board and Board Committees

Directors are expected to attend all meetings of our Board of Directors and each committee on which they serve, as well as our Annual Meeting of Stockholders. In 2012, our Board (as then constituted) met 22 times. During 2012, each then-director attended at least 86% of the total number of Board meetings and at least 77% of all meetings of committees on which such director served. Roger D. Linquist, a member of our Board until the consummation of the Business Combination, attended our Annual Meeting of Stockholders in 2012.

After the consummation of the Business Combination, the standing committees of our Board of Directors consist of an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee (including a Section 16 Subcommittee) and an Executive Committee. The Board also, from time to time, can create ad hoc committees of the Board that have a specific purpose.

The current members of each committee of the Board of Directors are listed below:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Executive Committee
Srikant Datar, Chair	Teresa A. Taylor, Chair*	Kelvin R. Westbrook, Chair	Timotheus Höttges, Chair
W. Michael Barnes	Raphael Kübler	Thorsten Langheim	Raphael Kübler
James N. Perry, Jr.	Lawrence H. Guffey	Lawrence H. Guffey	Thorsten Langheim
	René Obermann		René Obermann
	Kelvin R. Westbrook*		John J. Legere
James N. Perry, Jr.

*	Ms. Taylor and Mr. Westbrook are also members of the Section 16 Subcommittee of the Compensation Committee.

Prior to the consummation of the Business Combination, the committees of our Board of Directors consisted of an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee and Finance and Planning Committee. In 2012, our Board (as then constituted) created a Special Committee to consider the Business Combination and alternatives to the Business Combination. All of our then-directors, except Mr. Linquist, each of whom was independent, served on the Special Committee. Upon consummation of the Business Combination, the Board dissolved the Finance and Planning Committee. The members of each committee of the Board of Directors prior to the consummation of the Business Combination are listed below:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Finance and Planning Committee
W. Michael Barnes, Chair	C. Kevin Landry, Chair	James N. Perry, Jr., Chair	Arthur C. Patterson, Chair
John (Jack) F. Callahan, Jr.	W. Michael Barnes	C. Kevin Landry	C. Kevin Landry
James N. Perry, Jr.	Arthur C. Patterson	Arthur C. Patterson	James N. Perry, Jr.

Effective upon the consummation of the Business Combination, Messrs. Callahan, Landry, and Patterson, as well as Roger D. Linquist, who previously served as our Chairman of the Board of Directors and Chief Executive Officer, resigned from the Board. In addition, Dr. Barnes ceased to serve on our Compensation Committee.

Audit Committee. The current members of our Audit Committee, who were appointed effective immediately after the consummation of the Business Combination, are Srikant Datar, who serves as Chair, W. Michael Barnes and James N. Perry, Jr. Each of the members of the Audit Committee has been affirmatively determined by our Board of Directors to be independent in accordance with applicable laws and regulations and NYSE rules. Each member of the Audit Committee also has been found by our Board to be financially literate within the meaning of NYSE rules. No member of the Committee is, or has been, associated with the Company’s auditors or accountants, or has performed “field work,” and no member of the Audit Committee is, or has been, a full-time or part-time employee of the Company. Our Board has determined that Srikant Datar and W. Michael Barnes are “audit committee financial experts,” as such term is defined in Item 407(d)(5) of Regulation S-K, and have accounting or related financial management expertise, as required under NYSE rules, because of Dr. Datar’s extensive experience as a professor of accounting and business administration and because Dr. Barnes previously served as the Chief Financial Officer of Rockwell International Corporation. The applicable securities laws and regulations provide that an Audit Committee member who is designated as an Audit Committee financial expert will not be deemed to be an “expert” for any purpose as a result of being identified as an “audit committee financial expert” pursuant to Item 407 of Regulation S-K. Pursuant to the Audit Committee’s charter, no member of the Audit Committee may serve on more than two audit committees of publicly traded companies other than the Company at the same time such member serves on the Audit Committee, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Company’s Audit Committee.

The responsibilities of the Audit Committee include, among other responsibilities:

•

overseeing, reviewing and evaluating our financial statements, the audits of our financial statements, our accounting and financial reporting processes, the integrity of our financial statements, our disclosure controls and procedures and our internal audit functions;

•	appointing, compensating, retaining and overseeing our independent registered public accounting firm;

•

pre-approving the retention of the independent registered public accounting firm to perform permissible audit, audit-related, and non-audit services, and the fees to be paid in connection therewith, other than de minimis non-audit services allowed by applicable law;

•	providing oversight of the Company’s risk assessment and risk management policies;

•	reviewing all related party transactions involving Deutsche Telekom or any of its affiliates and, after considering the information provided to the Audit Committee by Deutsche Telekom in connection with such review and such other information as the Audit Committee determines appropriate, making recommendations to the Board for the Board’s review and approval in accordance with the requirements of the Stockholder’s Agreement;

•	reviewing and approving all other related party transactions including transactions between the Company and its officers or directors or the affiliates of its officers or directors;

•

developing and overseeing compliance with a code of ethics for senior financial officers and a code of business conduct for all Company employees, officers and directors pursuant to and to the extent required by regulations applicable to the Company;

•	establishing procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	evaluating periodically the Company’s compliance and ethics program;

•	evaluating periodically the charter for the Audit Committee and recommending changes to the Board; and

•	conducting an annual self-evaluation.

The Audit Committee is authorized by its written charter to retain, compensate and evaluate consultants and outside counsel as necessary for it to carry out its duties without consulting with or obtaining the approval of the Board of Directors or any officer of the Company. In 2012, the Audit Committee (as then constituted) did not retain any consultants or outside counsel. The Audit Committee relies on the information provided by management and the independent registered public accounting firm. The Audit Committee does not have the duty to plan or conduct audits or to determine whether the Company’s financial statements and disclosures are complete and accurate or in accordance with generally accepted accounting principles.

In fiscal year 2012, the Audit Committee (as then constituted) met 13 times. A copy of the Audit Committee Charter adopted by our Board of Directors after the consummation of the Business Combination can be found on our website at www.t-mobile.com by clicking the “Investor Relations” hyperlink located in the footer of the Home page, and then selecting “Corporate Governance.”

Audit Committee Pre-Approval Policy. To provide for the independence of our independent registered public accounting firm and to comply with applicable securities laws, NYSE rules, and the Audit Committee charter, the Audit Committee is responsible for reviewing, deliberating and, if appropriate, pre-approving all audit, audit-related, and non-audit services to be performed by our independent registered public accounting firm. For that purpose, the Audit Committee Charter authorizes the Committee to establish a policy and related procedures regarding the pre-approval of all audit, audit-related, and non-audit services to be performed by our Company’s independent registered public accounting firm.

As contemplated by its charter, the Audit Committee has delegated its pre-approval authority to the Chair of the Audit Committee, who is authorized to pre-approve services to be performed by the Company’s independent auditor and the compensation to be paid for such services if it is impracticable to delay the review and approval of such services and compensation until the next regularly scheduled meeting of the Audit Committee, provided that in such case the Chair shall provide a report to the Audit Committee at its next regularly scheduled meeting of any services and compensation approved by the Chair pursuant to the delegated authority.

Audit Committee Report

Explanatory Note to Audit Committee Report. The Audit Committee Report below was rendered based upon the procedures described in the Audit Committee Report, with the Audit Committee as then constituted recommending the inclusion of the audited financial statements for the fiscal year ended December 31, 2012 in legacy MetroPCS’s Annual Report on Form 10-K. The Audit Committee Report below appears above the names of the members of the Audit Committee who served at the time such recommendation was made.

Audit Committee Report. In the performance of its oversight responsibilities, the Audit Committee (1) reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2012; (2) discussed with the Company’s independent registered public accounting firm the matters required by the auditing standards of the Public Company Accounting Oversight Board, or PCAOB, including those required by PCAOB AU 380, Communications with Audit Committees; (3) received the written disclosures and the letter from the Company’s independent registered public accounting firm required by PCAOB Ethics and Independence Rule 3526, Communications with Audit Committee Concerning Independence; and (4) discussed with the Company’s independent registered public accounting firm any relationships that may impact their objectivity and independence and satisfied itself as to the firm’s independence.

Company management is responsible for the assessment and determination of risks associated with the Company’s business, financials, operations and contractual obligations. The Committee together with the Board, are responsible for oversight of the Company’s management of risks. As part of its responsibilities for oversight of the Company’s management of risk, the Committee has reviewed and discussed the Company’s enterprise-wide risk assessment, and the Company’s policies with respect to risk assessment and risk management, including discussions of individual risk areas as well as an annual summary of the overall process.

The Committee has discussed with the Company’s Internal Audit Department and its independent registered public accounting firm the overall scope of and plans for their respective audits. The Committee regularly meets with the head of the Company’s Internal Audit Department, and representatives of the independent registered public accounting firm, in regular and executive sessions, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting and compliance programs.

Management is responsible for the Company’s financial reporting process, including establishing and maintaining adequate internal financial controls and the preparation of the Company’s financial statements. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles. The Company’s independent registered public accounting firm also is responsible for performing an independent audit of the effectiveness of the Company’s internal controls over financial reporting and issuing a report thereon. We rely, without independent verification, on the information provided to us and on the representations made by management and the Company’s independent registered public accounting firm. Based on the review and discussion and the representations made by management and the Company’s independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended December 31, 2012 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

The Audit Committee:

W. Michael Barnes, Ph.D., Chairman

John (Jack) F. Callahan, Jr.

James N. Perry, Jr.

The material contained in this Audit Committee Report does not constitute soliciting material, is not deemed filed with the SEC, and is not incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, whether made on, before, or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

Nominating and Corporate Governance Committee. The current members of our Nominating and Corporate Governance Committee, who were appointed effective immediately after the consummation of the

Business Combination, are Kelvin R. Westbrook, who serves as Chair, and Thorsten Langheim and Lawrence H. Guffey. Mr. Westbrook has been affirmatively determined by our Board of Directors to be independent in accordance with NYSE rules. The responsibilities of the Nominating and Corporate Governance Committee include, among other responsibilities:

•

subject to our certificate of incorporation and the Stockholder’s Agreement, assisting in the process of identifying, recruiting, evaluating, and nominating candidates for membership on our Board and the committees thereof consistent with criteria in the director selection guidelines;

•	annually presenting to the Board a list of nominees recommended for election to the Board at the annual meeting of stockholders;

•	periodically reviewing, approving and recommending to the Board appropriate revisions to the director selection guidelines;

•	developing processes regarding the review, approval, recommendation and consideration of director candidates;

•

subject to our certificate of incorporation and the Stockholder’s Agreement, recommending to the Board director membership on Board committees and advising the Board and/or committees with regard to selection of Chairpersons of committees;

•

conducting an annual self-evaluation and developing and overseeing a process for an annual evaluation of the Board, and establishing and coordinating with applicable committee Chairpersons the criteria and methods for evaluating the effectiveness of the Board’s committees; and

•	reviewing and recommending to the Board appropriate revisions to the corporate governance guidelines.

The Nominating and Corporate Governance Committee is authorized by its charter to retain, compensate, evaluate and terminate consultants, including search firms retained to identify candidates for the Board of Directors and outside counsel necessary for it to carry out its duties, without consulting with or obtaining the approval of the Board or any officer of the Company. It may also form and delegate authority to subcommittees of the Nominating and Corporate Governance Committee.

In fiscal year 2012, the Nominating and Corporate Governance Committee (as then constituted) met two times. A copy of the Nominating and Corporate Governance Committee Charter adopted by our Board of Directors after the consummation of the Business Combination can be found on our website at www.t-mobile.com by clicking the “Investor Relations” hyperlink located in the footer of the Home page, and then selecting “Corporate Governance.”

Compensation Committee. The current members of our Compensation Committee, who were appointed effective immediately after the consummation of the Business Combination, are Teresa A. Taylor, who serves as Chair, and Lawrence H. Guffey, Raphael Kübler, René Obermann and Kelvin R. Westbrook. The Board of Directors has affirmatively determined that Ms. Taylor and Mr. Westbrook are independent in accordance with NYSE rules. The responsibilities of the Compensation Committee include, among other responsibilities:

•	periodically reviewing and approving the Company’s overall executive compensation philosophy and its programs, policies and practices;

•

reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluating the Chief Executive Officer’s performance and determining the Chief Executive Officer’s compensation;

•	reviewing and approving annual compensation for the Company’s other executive officers;

•	reviewing and approving annual and long-term incentive compensation plans for executive officers;

•	reviewing and recommending to the Board for its approval all Company equity compensation plans and overseeing the administration of those plans;

•

reviewing and recommending to the Board with respect to compensation for non-employee members of the Board (directors who are not employees of the Company or officers or employees of Deutsche Telekom), and periodically reviewing the status of Board compensation policies and discussing the results of such review with the Board;

•	determining officer and director stock ownership guidelines and monitoring compliance with such guidelines;

•	periodically reviewing with management the compensation programs for all employees, including management’s assessment of risks arising from such programs;

•	preparing an executive compensation report for publication in our annual Proxy Statement;

•	deciding whether to retain a compensation consultant and establishing and administering a policy to ensure that compensation consultants and other advisors are independent;

•	conducting an annual self-evaluation;

•	reviewing annually plans for succession of senior management; and

•	reviewing and recommending submission of executive compensation matters to the Company’s stockholders, including advisory votes on executive pay.

The Compensation Committee has established a Section 16 Subcommittee, which has sole authority to approve all awards granted to the Company’s Section 16 executive officers that are intended to qualify as performance-based compensation for purposes of section 162(m) of the Internal Revenue Code of 1986, as amended, or Code, and unless otherwise determined by the Compensation Committee, authority to approve all equity or equity-based awards to the Company’s Section 16 executive officers.

The Compensation Committee is authorized by its charter to retain, compensate, evaluate and terminate consultants, including compensation consultants, and outside counsel as necessary for it to carry out its duties without consulting with or obtaining the approval of the Board of Directors or any officer of the Company. In 2012, the Compensation Committee (as then constituted) employed Mercer (a wholly owned subsidiary of Marsh & McLennan Companies, Inc.), a well-recognized employee benefits and compensation consulting firm, to assist the Committee in evaluating executive compensation and benefits. At the request of the Compensation Committee, a consultant from Mercer attended the Compensation Committee meetings at which executive officer compensation was discussed and provided information, research and analysis pertaining to executive compensation and benefits as requested by the Compensation Committee. Mercer also updated the Compensation Committee on market trends and made recommendations for establishing the market values of compensation for the executives of our Company. Mercer was the compensation consultant used by the Compensation Committee to evaluate and recommend the compensation and benefits provided to the Chairman and Chief Executive Officer and the Named Executive Officers for fiscal year 2012. During 2012, Mercer provided exclusively executive compensation services to MetroPCS. The aggregate fees for such services were $89,179. In addition, Mercer provided services to T-Mobile USA in 2012 for investment and benefits consulting and retirement plan consulting. The aggregate fees for such services were $131,244. Since Mercer provided the services to T-Mobile USA before the Business Combination with Metro PCS, MetroPCS management and the MetroPCS compensation committee in 2012 had no role in recommending or approving the services provided to T-Mobile USA.

The Compensation Committee sets compensation levels based on the skills, experience and achievements of each executive officer, taking into account the market rates recommended by its compensation consultant and the compensation recommendations by the Chief Executive Officer, except with respect to his own position. The Compensation Committee believes that input from both management and its consultant provides useful information and points of view to assist the Compensation Committee in determining the appropriate compensation.

In fiscal year 2012, the Compensation Committee (as then constituted) met seven times. A copy of the Compensation Committee Charter adopted by the Board after the consummation of the Business Combination can be found on our website at www.t-mobile.com by clicking the “Investor Relations” hyperlink located in the footer of the Home page, and then selecting “Corporate Governance.”

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2012, the Compensation Committee was composed of C. Kevin Landry, who served as Chairman, W. Michael Barnes, and Arthur C. Patterson. During 2012, there were no compensation committee interlocking relationships or interlocking directorships.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with Company management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement and such other filings with the Securities and Exchange Commission as may be appropriate.

Submitted by the Compensation Committee of the Board of Directors:

Teresa A. Taylor, as Chair

Lawrence H. Guffey

Raphael Kübler

René Obermann

Kelvin R. Westbrook

Ms. Taylor and Messrs. Guffey, Kübler, Obermann and Westbrook were first appointed to the Compensation Committee on May 1, 2013 upon consummation of the Business Combination, and did not take part in decisions made by the Compensation Committee prior to that date, including the review and discussion with management and recommendation to the Board of the Compensation Discussion and Analysis that was included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 which was filed with the SEC prior to the consummation of the Business Combination.

The material contained in this Compensation Committee Report does not constitute soliciting material, is not to be deemed filed with the SEC, and is not incorporated by reference in any of our filings under the Securities Act or the Exchange Act, whether made on, before, or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

Executive Committee. Our Board of Directors established an Executive Committee following the consummation of the Business Combination. The current members of our Executive Committee are Mr. Timotheus Höttges, who serves as Chairman, and Messrs. Raphael Kübler, Thorsten Langheim, John J. Legere, René Obermann and James N. Perry, Jr. The Executive Committee has been established by our Board of Directors to review and provide guidance to senior management of the Company regarding the Company’s strategy, operating plans and operating performance, and under certain circumstances, to exercise the powers and duties of the Board between Board meetings; provided that the matter is not such that is not permitted under applicable law or the Company’s certificate of incorporation or bylaws to be delegated by the Board to a committee of the Board. In addition, before exercising the powers and authority of the Board with respect to any particular matter, the Chairperson and the Independent Member (as defined below) shall have concurred that, under the circumstances, it would be neither advisable to delay consideration of that matter to the next regularly scheduled meeting of the Board nor practicable to schedule a special meeting of the Board to consider that matter on a timely basis.

Subject to the Company’s certificate of incorporation and the Stockholder’s Agreement, the members of the Executive Committee shall be appointed by the Board of Directors; provided, that at least one of the members of the Executive Committee shall be the lead independent director of the Board or another Non-Affiliated Director (as defined in the Stockholder’s Agreement) (the “Independent Member”) and at least one member of the Committee shall be the Company’s Chief Executive Officer.

The Executive Committee is authorized by its charter to retain, compensate, evaluate and terminate consultants, including outside counsel, as necessary for it to carry out its duties, without consulting with or obtaining the approval of the Board of Directors or any officer of the Company. A copy of the Executive Committee Charter adopted by the Board can be found on our website at www.t-mobile.com by clicking the “Investor Relations” hyperlink located in the footer of the Home page, and then selecting “Corporate Governance.”

Compensation of Directors

In fiscal year 2012 and until April 30, 2013, when the Business Combination was consummated, non-employee independent members of our Board of Directors were eligible to participate in the MetroPCS Communications, Inc. Third Amended and Restated Non-employee Director Remuneration Plan, or non-employee director remuneration plan, under which such directors received compensation for serving on our Board. Under the non-employee director remuneration plan, directors who were employees did not receive any additional compensation in respect of their services as directors. The objectives for our non-employee director remuneration plan were to remain competitive with the compensation paid to directors of comparable publicly held and traded companies while adhering to corporate governance best practices with respect to such compensation, and to reinforce our practice of encouraging stock ownership.

The Company’s non-employee director remuneration plan provided:

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an annual retainer of $40,000, plus $10,000 if such member serves as Chairman of the Finance and Planning Committee, the Compensation Committee or the Nominating and Corporate Governance Committee of the Board, and $30,000 if such member serves as the Chairman of the Audit Committee of the Board, which amounts shall be paid in cash;

•

an initial grant of 33,600 options to purchase our common stock upon becoming a member of the Board, with an exercise price equal to the common stock’s closing price on the NYSE on the date of grant, which vests over three years in a series of 36 successive equal monthly installments beginning after the date of grant;

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an annual grant of 16,800 options to purchase our common stock, with an exercise price equal to the common stock’s closing price on the NYSE on the date of grant, which vests over three years in a series of 36 successive equal monthly installments beginning after the date of grant;

•

an annual grant of 6,000 shares of restricted stock that vests over three years with such restricted stock award vesting upon completion of each quarter of service, in a series of 12 successive equal quarterly installments beginning three months after the grant date; and

•	$2,000 for each Board meeting and committee meeting attended in-person and $1,000 for each telephonic meeting of the Board and committee meeting attended telephonically.

The following table sets forth certain information with respect to our non-employee director compensation during the fiscal year ended December 31, 2012. The numbers in the footnotes to the table do not reflect the reverse stock split or the cash payment in connection with the Business Combination.

2012 Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards (2)	Option Awards (1)(2)	Total
W. Michael Barnes	$123,500	$57,300	$81,490	$262,290
John (Jack) F. Callahan, Jr.	$84,500	$57,300	$81,490	$223,290
C. Kevin Landry	$91,500	$57,300	$81,490	$230,290
Arthur C. Patterson	$93,500	$57,300	$81,490	$232,290
James N. Perry, Jr.	$112,500	$57,300	$81,490	$251,290

(1)	The value of the option awards is determined using the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 718 (Topic 718, “Compensation – Stock Compensation”). These amounts reflect the Company’s accounting expense and do not correspond to the actual value that will be realized by the directors. See Note 13 to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 regarding assumptions underlying valuation of equity awards.

(2)	The following summarizes the grant date fair value of each award granted during 2012, computed in accordance with ASC 718, as well as the aggregate shares under stock awards, and the aggregate shares underlying option awards held by each non-employee director as of December 31, 2012:

Name	Grant Date	Number of Shares of Stock or Units (#)	Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value ($)
W. Michael Barnes (a)	2/7/2012		16,800	$9.55	$81,490
	2/7/2012	6,000		—	$57,300

John (Jack) F. Callahan, Jr. (b)	2/7/2012		16,800	$9.55	$81,490
	2/7/2012	6,000		—	$57,300

C. Kevin Landry (c)	2/7/2012		16,800	$9.55	$81,490
	2/7/2012	6,000		—	$57,300

Arthur C. Patterson (d)	2/7/2012		16,800	$9.55	$81,490
	2/7/2012	6,000		—	$57,300

James N. Perry, Jr. (e)	2/7/2012		16,800	$9.55	$81,490
	2/7/2012	6,000		—	$57,300

(a)	Dr. Barnes held options to purchase 326,487 shares of Common Stock and 7,500 shares of restricted stock subject to vesting as granted under our Equity Plans.

(b)	Mr. Callahan held options to purchase 100,800 shares of Common Stock and 7,500 shares of restricted stock subject to vesting as granted under our Equity Plans.

(c)	Mr. Landry held options to purchase 48,068 shares of Common Stock and 7,500 shares of restricted stock subject to vesting as granted under our Equity Plans.

(d)	Mr. Patterson held options to purchase 99,934 shares of Common Stock and 7,500 shares of restricted stock subject to vesting as granted under our Equity Plans.

(e)	Mr. Perry held options to purchase 279,000 shares of Common Stock and 7,500 shares of restricted stock subject to vesting as granted under our Equity Plans.

In connection with the consummation of the Business Combination, all outstanding equity awards under the Company’s equity plans, including each outstanding stock option and each share of restricted stock held by directors, automatically vested and, in the case of stock options, became exercisable. Holders of stock options could elect to receive cash in lieu of their vested stock options during the five days following the consummation of the Business Combination in accordance with the terms of the Business Combination. Any stock options that were not cashed out were adjusted for the reverse stock split and the cash payment and remain outstanding in accordance their terms.

2013 Director Compensation

In 2013, our Board of Directors undertook a review of compensation for non-employee directors. It was assisted in this review by management’s compensation consultant, Towers Watson, which provided advice and perspective regarding peer group practices and broader market trends. As a result of this review, our Board adopted the T-Mobile US, Inc. Director Compensation Program, effective as of April 30, 2013 (the “2013 Program”) described below, which with respect to equity awards is subject to stockholder approval of the 2013 Omnibus Incentive Plan.

Each director who is not an employee of the Company or an officer or employee of Deutsche Telekom, which we refer to as a non-employee director, is eligible to participate in the 2013 Program. Each non-employee director will receive an annual retainer of $100,000 paid in equal quarterly installments at the end of the quarter in which earned. Fees are subject to pro-ration for any person who becomes a non-employee director and/or committee chair at any time of the year other than the date of the Company’s annual meeting of stockholders. The Chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee each will receive an additional retainer of $50,000, $25,000 and $10,000, respectively, and the lead independent director will receive an additional retainer of $25,000. Non-employee directors will receive $2,000 per meeting for in-person Board and committee meetings in excess of ten board meetings and ten committee meetings per calendar year, and an additional $1,000 for telephonic Board and committee meetings in excess of ten board meetings and ten committee meetings per calendar year. Directors will also receive reimbursement of expenses incurred in connection with their Board service.

Immediately after each annual meeting of stockholders beginning with the 2013 Annual Meeting, each non-employee director will automatically be granted restricted stock units (“RSUs”) with a value equal to $100,000 based on the closing price of our common stock on the grant date, with pro-rata awards for non-employee directors joining the Board at any time other than the date of the annual meeting of stockholders. The RSUs will vest on the one-year anniversary of the grant date. In the event of a director’s termination of service prior to vesting, all RSUs are automatically forfeited to the Company. The RSUs will immediately vest on the date of a change in control of the Company.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This Compensation Discussion and Analysis, or CD&A, describes our executive compensation program for 2012. We use this program to attract, motivate, and retain the executives who lead our business. In particular, this CD&A explains how the Compensation Committee of the Board of Directors, or the Committee, made its compensation decisions for our executives, including our named executive officers, or Named Executive Officers or NEOs, for 2012. Our NEOs for 2012 were Roger D. Linquist, Chairman and Chief Executive Officer; Thomas C. Keys, President and Chief Operating Officer; J. Braxton Carter, Vice Chairman and Chief Financial Officer; Mark A. Stachiw, Vice Chairman, General Counsel and Secretary; and Dennis T. Currier, Senior Vice President of Human Resources. Effective upon consummation of the Business Combination, there have been changes to our executive management team. Mr. Linquist resigned as our Chief Executive Officer. Mr. John J. Legere became our President and Chief Executive Officer. Mr. Keys resigned as our President and Chief Operations Officer and was appointed Executive Vice President and Chief Operating Officer MetroPCS Business. Mr. Carter continued as Chief Financial Officer and was appointed Executive Vice President and Treasurer. Mr. Stachiw ceased serving as Vice Chairman, General Counsel and Secretary. Mr. Currier ceased serving as Senior Vice President of Human Resources. See pages 19-21 for a description of our current executive management team.

The composition of our Compensation Committee has also changed as a result of the Business Combination. For 2012 and until the consummation of the Business Combination, the members of the Committee were C. Kevin Landry, as Chair, W. Michael Barnes and Arthur C. Patterson. Effective upon consummation of the Business Combination, the members of the Committee are Teresa A. Taylor, as Chair, Lawrence H. Guffey, Raphael Kübler, René Obermann and Kelvin R. Westbrook.

After consummation of the Business Combination, the newly constituted Compensation Committee engaged Mercer to continue as its independent, outside compensation consultant. The Committee is in the process of working with Mercer with input from management to determine the specific direction, emphasis and components of an executive compensation program for the Company that will be competitive and performance-based and will align the interests of our executive officers with those of our stockholders.

Fiscal 2012 Compensation

This section of the CD&A describes our historical fiscal 2012 executive compensation program, as also described in legacy MetroPCS’s Annual Report on Form 10-K for the year ended December 31, 2012. The amounts presented in the CD&A and the following tables under “Executive Compensation” do not reflect the reverse stock split or the cash payment effected in connection with the Business Combination. References to the Compensation Committee in the remainder of this CD&A refer to the Compensation Committee as constituted in fiscal 2012.

Our Compensation Highlights for 2012

In 2012, we realigned the short-term incentive targets for several of the named executive officers based on our annual market analysis to maintain our desired compensation philosophy. The Company did not change its executive compensation philosophy of paying for performance; we retained the same group of peer companies as a guide in establishing our executive compensation programs; the Compensation Committee used the same compensation consultant as in 2011; the Compensation Committee used the same annual cash performance award criteria in 2012 as 2011; and we retained the same Company/Team and individual component breakdown for our annual cash performance awards. The same percentage of base salary for our annual cash performance awards targets was maintained in 2012 as 2011, except that with respect to our President & Chief Operating Officer and Chief Financial Officer and Vice Chairman we increased the percentage of base salary by 5%. In addition, we made long-term equity grants based on the same criteria for the Named Executive Officers in 2012 as 2011. In 2012, we increased the base salary of our CEO by 8.6% and the three next highest NEOs by 5.4%, effective February 11, 2012.

The following table shows the percentage of change of each element of our compensation mix for each of our Named Executive Officers from 2011 to 2012. See more detailed discussion below regarding the basis for these changes and the 2012 Summary Compensation Table below for the corresponding amounts attributable to each element for each of the Named Executive Officers.

Percentage Change in Compensation from 2011 to 2012

Element	CEO	President & COO	Vice Chairman/ CFO	Vice Chairman/ General Counsel and Secretary	SVP/HR
Salary (1)	8.6%	5.4%	5.4%	5.4%	7.4%
Stock Awards (2)	(33.7)%	(33.7)%	(30.0)%	(33.7)%	(33.7)%
Option Awards (2)	(25.8)%	(25.8)%	(24.1)%	(25.8)%	(44.1)%
Non-equity Incentive Plan Compensation (3)	(4.7)%	(2.3)%	(1.6)%	(7.7)%	7.0%
All Other Compensation (4)	2.0%	2.0%	2.0%	2.0%	0.0%

Total Compensation	(21.6)%	(20.9)%	(19.1)%	(20.1)%	(24.6)%

(1)	The merit based increase to base salary for 2012 was effective February 11, 2012.

(2)	The percentages are reflective of the Company’s stock price being significantly lower on the grant date in 2012 versus the grant date in 2011. See “2012 Total Compensation Mix Analysis” below.

(3)	The Company/Team performance criteria payout percentage used in calculating non-equity incentive plan compensation was lower for 2012 at 84.0% versus 106.0% for 2011. See “Annual Cash Performance Awards” below.

(4)	Consists of the MetroPCS’s 401(k) matching contribution for each NEO that elects to participate in the 401(k) Plan.

At our 2011 Annual Meeting of Stockholders, we submitted two non-binding, advisory proposals to our stockholders. The first was a proposal seeking approval of our executive compensation, or the Non-Binding Resolution on Executive Compensation. Over 94% of our stockholders voted in favor of a Non-Binding Resolution on Executive Compensation. After taking into consideration, among other things, the vote in favor of the Non-Binding Resolution on Executive Compensation, our Compensation Committee continued its objectives in the same manner as 2011 and did not make any material changes to the compensation program or the executive compensation program for 2012. The second non-binding, advisory proposal was on the frequency of the non-binding, advisory vote on executive compensation, or Frequency Vote. At our 2011 Annual Meeting of Stockholders, our Board recommended to our stockholders that they vote to hold the non-binding, advisory vote to approve executive compensation once every three years. A majority of the votes cast (excluding abstentions) for the Frequency Vote were in favor of holding the non-binding, advisory vote on executive compensation once every three years. After taking into consideration, among other factors, the resulting vote of the stockholders, the Board, consistent with the recommendation to stockholders, determined to hold the non-binding, advisory vote to approve executive compensation once every three years. Accordingly, the next non-binding advisory vote to approve executive compensation for the Company’s named executive officers will be held at the Company’s 2014 Annual Meeting of Stockholders. The next Frequency Vote will be held on or before the Company’s 2017 Annual Meeting of Stockholders.

The Objectives of Our Executive Compensation Program

Our compensation program is designed to attract and retain highly skilled executives with an emphasis on pay for performance that is aligned with our stockholders’ interests. Our Compensation Committee is responsible for establishing and administering our policies governing the compensation for our executive officers, including our Named Executive Officers. Our Compensation Committee for 2012 was composed entirely of non-employee independent and outside directors.

•	Our executive compensation programs are designed to achieve the following objectives:

•	Emphasize pay for performance;

•	Attract, retain and motivate talented and experienced executives in the highly competitive and dynamic wireless telecommunications industry;

•	Recognize, compensate and reward executives whose knowledge, skills and performance are critical to our success;

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Align the interests of our executive officers with our stockholders by motivating executive officers to increase stockholder value and reward such executive officers when specific, measurable milestones are achieved;

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Provide a competitive compensation package which is weighted heavily towards pay for performance, and in which total compensation is primarily determined by the achievement of specific, measurable Company/Team goals and individual goals, and the creation of stockholder value;

•	Ensure fairness among the executive officers by recognizing the contribution each executive officer makes to our success;

•	Encourage appropriate risk taking while discouraging behavior that may result in unnecessary or excessive risk;

•	Foster a shared commitment among executive officers by coordinating their Company/Team and individual performance goals in a meaningful and collaborative manner; and

•	Appropriately compensate our executives to manage our business to meet or exceed our long-range objectives and business goals.

Our Compensation Principles and Practices

Use of Competitive Data

The primary principle and objective of our compensation program is to align strategic goals of management and stockholders by motivating and rewarding executive officers on a pay for performance basis through a market-competitive pay package, which is derived from short and long term targeted performance measurements and objectives of the Company. Our Compensation Committee is responsible for developing and reviewing our compensation policies and program and in doing so utilizes external resources as well as a compensation consultant. For benchmarking purposes, our Compensation Committee has established a peer group of public companies to evaluate the competitiveness of the Company’s compensation for its executive officers and to be used as a guide in setting compensation for newly hired executive officers. As a check against, and to supplement the peer group data, the Company also reviews each executive officer position with respect to the compensation databases of telecommunications companies and for comparable positions in comparably sized organizations, as well as the relationship, duties, and importance of each officer to the Company. We believe a competitive total compensation package is necessary to attract and retain an executive management team with the appropriate abilities and experience required to lead us.

The Compensation Committee uses the market data derived from the peer group and the compensation databases as a guide in establishing the total compensation for each executive officer. However, we use the market data only as a check and guide and we independently view the total compensation of each executive officer against other officers and the relative duties and importance of the executive officer to the Company. We compare the total compensation for each of our executive officers, which consists of base salary, annual cash performance awards and long-term equity incentive awards, as well as our performance results, in relation to other companies in our industry of similar size in terms of revenue and market capitalization. The management of the Company, the Company’s compensation consultant and the Compensation Committee’s independent compensation consultant reviewed the total compensation of both our peer group and a select database of additional representative companies to establish the market compensation for our executive officers. Mercer provided consultation services solely to and for the Compensation Committee in 2012.

We used the following market data as a guide in establishing our total compensation program for 2012. The market data was derived from the available Proxy Statement filings as of October 2011 from the listed public wireless telecommunications companies, representing our 2012 peer group, which we believe are comparable to us based on an estimated median full year gross revenue of $3.8 billion for 2011 and a median market capitalization of $3.5 billion as of October 27, 2011:

•	CenturyLink, Inc., formerly CenturyTel;

•	Charter Communications, Inc.;

•	Clearwire Corporation;

•	Frontier Communications Corporation;

•	Leap Wireless International Inc.;

•	Liberty Global, Inc.;

•	NII Holdings, Inc.;

•	NTELOS Holdings Corporation;

•	TW Telecom Inc.;

•	United States Cellular Corporation; and

•	Windstream Corporation.

We believe that it is important to compare to a peer group of companies that are in the same industry as the Company and have revenue, three year revenue and Adjusted Earnings Before Interest, Depreciation and Amortization, or EBITDA, and Compounded Annual Growth Rate, or CAGR, comparable to the Company and to maintain it year over year to retain comparability. The industry, however, has been consolidating so there are fewer companies each year to use as a comparison and many of the companies in the industry have significantly larger revenues than the Company, are not publicly traded, or are not growing. For example, we previously have used Centennial Communications Corporation in our study, but it was acquired in 2009. We believe that the companies we use in establishing our total compensation for our executive officers are appropriate for the following reasons:

•	These companies are in the telecommunications and media industry;

•	The Company had revenues of $4.1 billion for 2010 and each company in the group represents a blend of revenues for the most recent fiscal year as of October 27, 2011;

•

The Company has three year revenue CAGR of 22% and almost all of the companies have positive three year revenue CAGR and several have a revenue CAGR ranging from 18-37% for the most recent fiscal year as of October 27, 2011; and

•	The Company has a three year EBITDA CAGR of 21% and almost all of the companies have positive three year EBITDA CAGR and a number have a three year CAGR of EBITDA between 11-37%.

Based on this peer group, the Company had annual revenues of 57% of the peer group, and was in the 83rd percentile for the three year revenue CAGR and the 90th percentile for the three year EBITDA CAGR.

Company versus Peer Group Metric Comparison (1)

	Revenue for the FYE as of 10/27/2011	Market Cap Value as of 10/27/2011
	($ in millions)	($ in millions)
Peer Group Median	$3,798	$3,548
Company	$4,069	$3,522
Peer Group Percentile Positioning	Between 50th - 75th percentile	Approximately 50th percentile

(1)	Information included in Mercer’s report “Review of Executive Compensation” dated November 1, 2011.

One of the goals of the Compensation Committee is to retain a consistent peer group from year to year. Maintaining a consistent peer group (excluding companies which no longer report) assists the Compensation Committee in making comparable analysis from year to year and avoiding anomalies which are introduced through changing peer groups. For 2011, the peer group was substantially the same as the peer group for the last three years. As Centennial Communications Corporation was acquired by AT&T in 2009, it was removed for the 2012 peer group.

We believe using a public peer group along with the select databases of other companies to evaluate the competitiveness of the Company’s total compensation for executive officers provides the best approach in making sure that our compensation is competitive in the wireless telecommunications industry and is a best practice for setting incentive compensation. We believe that the public peer group of companies provides an appropriate reference point because they consist of similar organizations with similar revenues and enterprise valuations against which we compete for executive talent and from which we are most likely to draw new executives. Further, since the Company believes that the NEOs’ total compensation is linked to Company revenue, having a peer group where the Company is at or near the median is important. We do not attempt to quantify or otherwise assign any relative weightings to any of our peer companies when benchmarking against them. We annually review the companies in our peer group and add or remove companies as necessary to ensure that our peer group comparisons are meaningful.

Published survey data include surveys focused on the communications industry, including Mercer Benchmark Survey and Mercer Telecom Industry Survey, and was used primarily for those executive officer positions with insufficient peer proxy data. A sample list of telecommunications companies in such surveys include:

ALLTEL Wireless	Intelsat Global Service Corp.
Applied Signal Technology	Level 3 Communications
Asurion	nTELOS
AT&T, Inc.	Qualcomm
Brightstar Corporation	Qwest Communications International
Broadview Networks, Inc.	Radio One
CableVision Systems Corp.	Samsung Telecommunications America
CACI International, Inc.	Singapore Telecom USA
CenturyLink	Sirius XM Radio
Charter Communications	Sprint Nextel
Comcast Corporation	TDS Telecom
Cox Enterprises Inc.	Tellabs
Crown Castle International Corp	Time Warner Cable
DirectTV	T-Mobile USA
Dish Network	United States Cellular Corporation
Echostar Corporation	Verizon Communications
FPL Fibernet	Verizon Wireless
Integra Telecom	Vonage Holdings Corporation

For 2012, in order to properly analyze the industry data, the Company analyzed for each executive the compensation data gathered by the Company and the compensation consultants. Market comparisons for the NEOs focused on peer group comparisons that were supplemented with published survey data only when there was insufficient peer group comparison data.

We believe our executive compensation program is appropriate when considering our business strategy, our compensation philosophy, the competitive market pay data, the competitiveness of the wireless industry and the significant growth that we have achieved year over year. Further, many of our executive officers have a number of years of experience in both the communications industry and in senior management, which requires us to ensure that our executive compensation program is competitive with other companies that may try to recruit our executive officers.

The Decision Making Process

For each executive officer, we consider the following factors when establishing the executive’s total compensation:

•

The nature of our business, the regulatory, legal and financial environment in which we operate and our business need for the executive officer’s skills, as well as the business need for the executive by our peer group of companies;

•	The value of the overall experience and professional expertise that the executive officer affords to the broader goals and long-term objectives of our business;

•	The contributions that the executive officer has made relative to our success;

•	The relationship and contributions of our executive officers working together as a team to execute our overall business strategy;

•

The relationship of our executive officers’ pay to the median pay for their position with a view toward having executives reach the median for their pay within several years of being in the position commensurate with individual performance;

•	The transferability of the executive officer’s experience and managerial skills to other potential employers, particularly in the communications industry; and

•	The readiness of the executive officer to assume a more significant role with our Company or another potential employer.

We believe these factors are appropriate because they allow the Company to balance the experience, talent and skills of the executive with other factors in order to attract and retain the executives needed to be successful. While we consider each of these factors, no factor is given greater importance than any other factor.

The Company used a performance evaluation system established at the beginning of the fiscal year to determine the executive officer’s performance against established target performance goals and criteria, which was used to determine an executive’s total compensation for the year. The Company performance goals and criteria are based on the Company’s strategic and operational business plan. Our compensation program places significant emphasis on pay for performance against these annually established performance goals. Further, the Board established for the CEO, and the CEO established for each executive officer, other than himself, individual goals and objectives throughout the year as business needs dictated which the Compensation Committee then reviewed. Based on the executive’s individual performance for the year against these individual performance goals, his supervisor or the Board determined an appropriate base salary within a base salary range designated for such executive’s position based on a number of factors outlined in “Base Salary” below, which salary range was targeted to be centered around the market median for base salary. An executive’s individual performance rating also was used to determine the amount paid in connection with the individual component of his annual cash performance award. If an executive officer exceeded his individual goals, he could be compensated up to twice the target payment amount for the individual component, and for performance which met his individual goals, he could be paid an amount in a range centered on the target payment amount for the individual component, and for performance under his individual goals, he could be paid nothing. Along with various other factors noted in “Long-term Equity Incentive Compensation” below, an executive’s individual performance rating for the prior year also was used to determine the amount of an executive’s annual long-term equity incentive award. Such annual long-term equity incentive award was targeted at median of market for performance that met an executive’s individual goals and up to an award at the 90th percentile level for exceptional performance. Although in all established programs setting forth compensation philosophy, objectives and guidelines, the actual resulting compensation realized by an executive from year to year remains subject to varying factors that could result in a shift, either up or down, in the resulting compensation to such employees, including the NEOs. In addition to other relevant factors that the Compensation Committee reviews in its assessment and approval of compensation each year, such as seeking to balance executive compensation among all the executive management team based on the resulting compensation for the year, some of these factors, such as current market fluctuations, economic conditions, industry trends, increased competition and future regulatory rulings or changes in regulation, are outside the control of the Company and our executives. Since 2009 the Company has utilized at the Compensation Committee’s request a Shareholder Value Transfer methodology, or SVT, whereby the Company reserves approximately 1.5% of average outstanding shares (the “equity pool”) for annual equity grants, new hire and promotion equity grants and any off-cycle equity grants approved by the Board for all employees, including all officers (including the NEO’s), directors, employees and new hires. Further, the Compensation Committee established a goal of granting the equity pool of the Company to all employees with only up to 30% being awarded to the four highest compensated NEOs. While the Compensation Committee can depart from these targets, and has done so in some instances, these targets can cause the total compensation to vary widely from year to year based on the price of the Company’s common stock. We believe that our pay philosophy provides the necessary balance and focus for the Company and its executives and incentivizes and rewards the executives if the Company grows and succeeds as measured against its strategic, operational and financial plans, while at the same time providing a balanced competitive compensation package.

Based in part on this process and the recommendations from our Chief Executive Officer and other considerations discussed below, the Compensation Committee reviews and recommends to the Board the annual total compensation package of our executive officers. The Compensation Committee evaluates our Chief Executive Officer’s performance in light of the compensation goals and objectives established for the Chief Executive Officer. The Compensation Committee also reviews the annual performance of each officer related to the Chief Executive Officer and considers the recommendations of the related person’s direct supervisor with respect to their individual performance rating, their base salary, targets for and payments under our annual cash performance awards, and grants of long-term equity incentive awards. The Compensation Committee reviews and approves these recommendations with modifications as deemed appropriate by the Compensation Committee. Based on its evaluation, the Compensation Committee recommends to our Board the performance rating for such executive officer’s base salary, annual cash performance and long-term equity incentive awards for each executive officer and the amount of the individual performance component for the prior year’s annual cash performance award based on its assessment of their performance of such executives individual performance goals with input from the Compensation Committee’s consultants.

2012 Total Compensation Mix Analysis

As a result of our corporate philosophy that our compensation program be aligned with stockholders’ interest, a significant portion of our executives’ total compensation is in the form of long-term equity incentive awards. The 2012 compensation mix for the CEO and the other named executive officers is as follows:

*	Target pay is defined as the midpoint of each executive’s base salary range plus each executive’s target annual cash performance award plus the market 50th percentile long-term incentive award.

For 2012, our Chief Executive Officer received total compensation of approximately $7.04 million, which consisted of a base salary of $0.95 million, long-term equity incentive compensation with a value of approximately $4.60 million, including stock option awards valued as of the grant date using a Black Scholes valuation model, and an annual cash performance award payout of approximately $1.49 million. This is a decrease of $1.90 million, or 22%, from total compensation of approximately $8.94 million from 2011. This decrease reflects a significant decrease in the value of long-term incentive equity awards of 30% over 2011, based on a decline in the per share price from $14.40 per share on the grant date of February 28, 2011 to $9.55 per share on the 2012 grant date, February 7, 2012. Because the number of shares in the equity pool is capped at approximately 1.5% of average shares outstanding each year the value of each individual’s equity grant is highly dependent on the Company’s stock price on the date of grant. Based on our market analysis, the base salary paid to our Chief Executive Officer for 2012 was in line with the market median base salary level for other communications companies of comparable size, total cash compensation was on par with the market median, and the long-term equity incentive award for our Chief Executive Officer for 2012 was on par with the market median percentile.

For 2012, our other four Named Executive Officers, as a group, received total compensation of approximately $9.33 million, which consisted of base pay of $1.87 million, long-term equity incentive compensation with a value of approximately $5.80 million, including stock option awards valued as of the grant date using a Black Scholes valuation model, and annual cash performance compensation of approximately

$1.66 million. This reflects a decrease of $2.44 million, or 21%, from total compensation of approximately $11.77 million for 2011, which consisted of base salaries of $1.77 million, long-term equity incentive compensation with a value of approximately $8.30 million, and annual cash performance awards of approximately $1.70 million. Just like the CEO, the value of the equity of the other NEOs was lower in 2012 than 2011 because of the decline in the per share price of our common stock between the 2011 grant date and the 2012 grant date. The total compensation and elements thereof paid to each of our other Named Executive Officers during 2012 is set forth below in the 2012 Summary Compensation Table and the table entitled “2012 Grants of Plan-Based Awards.” See “Summary of Compensation – 2012 Summary Compensation Table and 2012 Grants of Plan-Based Awards.”

In addition, the base salary of the Chief Executive Officer was approximately 1.6 times the next highest paid named executive officer and the total cash compensation was approximately 2.1 times.

We also believe that our executive compensation meets our compensation philosophy of having a market-competitive pay package which is targeted at market median and pays out up to the 90th percentile for exceptional performance. Based against our peer group of companies, our 2012 executive compensation is as follows:

	Target Compensation compared against Market 50th Percentile (Median)
	Peer Group Median Base Salary	Peer Group Median Total Annual Cash Compensation (1)	Peer Group Median Total Direct Compensation (2)
CEO	—%	(4)%	(0.8)%
Other 4 NEO’s	(2.3)%	(1)%	1%

(1)	Base Salary plus payouts of annual cash performance awards.

(2)	Total Cash Compensation plus Black Scholes value of options granted in 2012 plus market value of restricted stock granted in 2012.

Our Executive Compensation Program

Overview of Elements of Our Executive Compensation Program

The elements of our executive compensation program are summarized in the table below, followed by a more detailed discussion of each element of our executive compensation program.

Element	Characteristics	Purpose
Base salary	Fixed annual cash compensation; all executives are eligible for periodic increases in base salary based on individual performance; targeted at the median market pay level of companies of comparable size in the communications industry.	Attract and retain executives by keeping our annual compensation competitive with the market for the skills and experience necessary to meet the requirements of the executive’s role with us.

Element	Characteristics	Purpose
Annual cash performance awards	Performance-based annual cash compensation earned based on Company/Team performance criteria against target performance levels based on the Company’s annual business plan and individual performance goals; targeted at median market pay levels with the potential for paying above the market median to a maximum of 200% of target for outstanding achievement and 0% of target for failure to meet the target objectives.	Motivate and reward for the achievement and over-performance of our critical financial, operational and strategic goals as well as individual performance goals. Amounts earned for achievement of target Company performance levels based on our annual budget approved by the Board is designed to provide a market-competitive pay package at market median pay levels and at above market median for outstanding performance achievement; potential for lesser or greater amounts are intended to motivate participants to achieve or exceed our financial and other performance goals with no reward earned if performance goals are not met.

Long-term equity incentive awards (stock options and restricted stock)	Long-term equity awards are generally granted with time based vesting with one-half of the value of such award in stock options which have value to the extent that the price of our common stock increases over time and one-half of the value in restricted stock granted at the full value; and targeted pay levels are awarded at the 50th percentile with the potential for above market grant up to the 90th percentile of market for exceptional performance.	Align interest of management with stockholders; motivate and reward management to increase the value of the Company stock over the long-term; attract and retain employees through the grant of full value restricted stock. Time-based vesting of stock options and restricted stock based on continued employment facilitates retention; amount realized from exercise of stock options awards and restricted stock ownership increased stockholder value of the Company. Reward employees for Company and individual performance.

Retirement savings opportunity	Tax-deferred plan in which all employees can choose to defer compensation for retirement. Beginning January 1, 2009, we provided a 25% match on the first 4% of eligible compensation. Beginning on January 1, 2013, we began providing a 50% match on the first 4% of eligible compensation. We do not allow employees to invest these savings in our common stock.	Provide employees the opportunity and the incentive to save for their retirement. Account balances are affected by contributions and investment decisions made by the employee.

Health & welfare benefits	Fixed component. The same/comparable health & welfare benefits (medical, dental, vision, disability insurance and life insurance) are available to all full-time employees.	Provides benefits to meet the health and welfare needs of employees and their families.

Base Salary

Our executive officers, including the Named Executive Officers, are assigned to pay grades determined by comparing position-specific duties and responsibilities with the market pay data and the Company’s internal structure. Each pay grade has a salary range with corresponding annual cash performance award and long-term equity incentive award opportunities, which is based on market pay and other factors. When establishing the base salary of any executive officer, we also consider business requirements for certain skills, individual experience and contributions, the roles and responsibilities of the executive, the pay of other executive officers, and other factors. We believe this is a reasonable and flexible approach to achieving the objectives of the executive compensation program of appropriately determining the pay of our executives based on their skills, experience, and performance.

Based on its review of competitive market data, including peer group data, internal comparators among the officer positions, and other information management recommends to the Compensation Committee a salary target centered around the median market amount. We believe it is important that we target paying our executives at the minimum of the target base salary range for the given position and, based on the executive’s performance rating, skills and experience in his role, accelerate or increase his base salary to the median of the range over time. Once the median of his base salary is reached, increases in the base salary will moderate depending on his individual performance through to the maximum of the range amount. The annual performance reviews of our executive officers are considered by the Compensation Committee when making decisions on setting base salary. As noted we consider the executive officer’s current base salary in relation to midpoint pay levels so that for the same individual performance, an executive officer with the same performance generally will receive larger increases when below market median and smaller increases when at or above the market median. In determining appropriate compensation levels for our executive officers, including our Named Executive Officers, we annually review, among other things, changes (if any) in market pay levels, the contributions made or to be made by the executive officer, the performance of the executive officer, the increases or decreases in responsibilities and roles of the executive officer, the business needs for the executive officer, the marketability of managerial skills, the relevance of the executive officer’s experience to other potential employers, the executive’s salary in relationship to the minimum of his salary range and the pay of other executive officers, and the readiness of the executive officer to assume a more significant role with another organization.

Our Compensation Committee meets outside the presence of all of our executive officers, including the Named Executive Officers, to consider appropriate compensation for our Chief Executive Officer. For all other Named Executive Officers, the Compensation Committee meets outside the presence of all executive officers except our Chief Executive Officer, Senior Vice President of Human Resources and Vice Chairman, General Counsel and Secretary, each of whom recuses himself when the Compensation Committee discusses his compensation.

The base salaries paid to our Named Executive Officers are set forth in the 2012 Summary Compensation Table. For the fiscal year ended December 31, 2012, cumulative base salary paid in cash compensation to our Named Executive Officers was approximately $2.82 million, with our Chief Executive Officer receiving approximately $0.95 million, or approximately 33.6%, of that amount. The base salary of our CEO increased 8.6% over 2011 and the other three most highly compensated NEO’s increased 5.4% effective as of February 11, 2012. We believe these increases are warranted given our performance. The base salaries for our NEO’s which have been in their current position for several years is near the mid-point of the salary range and near the market median. We believe that the base salaries paid to our executive officers during 2012 achieve our executive compensation objectives, compare favorably to market pay levels and are within our target of providing a base salary near the market median, and achieving the objective of having a significant portion of each Named Executive Officer’s salary based on Company and individual performance.

Annual Cash Performance Awards

Our executive compensation program emphasizes pay for performance. We believe that a substantial portion of each executive officer’s compensation should be in performance-based pay. Annual cash performance awards are granted and earned under the MetroPCS Communications, Inc. 2010 Equity Incentive Compensation Plan, or 2010 Plan. Awards earned under the 2010 Plan are based on performance criteria that are aligned with our business strategy, operational goals, and financial plan and are recommended by the Compensation Committee and approved by the Board near the beginning of each year. We believe the annual cash performance awards granted under our 2010 Plan to our Named Executive Officers help focus their efforts on the Company’s objectives and goals and reward the Named Executive Officers for annual operating results that help create value for our stockholders.

Performance is measured based on the achievement of specific, measurable Company/Team criteria and goals established by our Board relative to our Board approved annual business plan, operational and strategic goals and individual performance goals set by an executive’s supervisor or, in the case of our Chief Executive Officer, the Board. The Company/Team performance goals and individual performance goals are established near the beginning of each fiscal year so that target attainment is not assured. The executive’s supervisor, or the Board for our Chief Executive Officer, determines the individual performance component of the annual cash performance award within the guidelines established by the Company’s review process and performance rating system. The attainment of payment for performance at the target level or above is not assured, will require strong company performance and significant effort on the part of our executive officers. In order to emphasize the importance of our annual cash performance award plan, we provide the opportunity for individual executive officers who exceed targeted performance levels to receive total cash compensation above the median of market pay levels.

Specifically, target incentive opportunities as a percentage of base compensation for the annual cash performance award are set to achieve payments near the market median, assuming our target business objectives are achieved. If the target level for the performance goals is exceeded, executives have an opportunity to earn maximum cash payment up to twice (or 200%) of the target amount. If the target values for the performance criteria are not achieved, executives may earn less or no award payments under the annual cash performance award program. The target values for the Company/Team performance criteria used in our annual cash performance awards are determined through our annual planning process, which generally begins in October before the beginning of our fiscal year and the individual performance measures for the individual component are set by the Board for the CEO and by the CEO for the other four NEOs. The minimum and maximum values for the Company performance metrics used to pay annual cash performance awards are based on a range centered on the budgeted value. If performance is less than the bottom of the range, no payments are made with respect to that performance metric and if performance is at or greater than the top of the range, the payout on such metric is capped at 200%. Payouts against the metrics are calculated on a straight line between the bottom of the range and the top of the range. The Compensation Committee believes that having a range centered on the budgeted value and capping the payout at the top of the range prevents the Named Executive Officers from engaging in behavior which would be against the Company’s financial, operational and strategic goals because over performance on a metric is capped at 200%. Having no payout for results below the bottom of the range ensures a minimum level of performance has been met before there is any award on that metric. A business plan which contains annual financial, operational and strategic objectives is developed each year by management, reviewed and recommended by our Finance and Planning Committee, presented to our Board with such changes that are deemed appropriate by the Finance and Planning Committee, and is ultimately reviewed and approved by the independent directors on our Board with such changes that are deemed appropriate by the Board. The business plan objectives include our budgeted results for the annual cash performance award measures and include all of our performance criteria. The structure of the annual cash performance award program along with the weighting of each performance metric and the ratio of the Company/Team performance versus individual performance is reviewed by the Compensation Committee during the first quarter of the plan year to ensure that incentive opportunities are properly aligned with the overall business plan, operational objectives and the strategy of the Company and are presented to the independent directors on our Board for their approval.

Payment under the annual cash performance awards are determined at year-end based on our performance against the previously Board approved annual cash performance award performance criteria. The Compensation Committee also exercises discretion in adjusting awards based on its consideration of each executive officer’s individual performance against his established individual performance goals and, for each executive officer other than the Chief Executive Officer, based on the annual performance review of such executive as communicated to the Compensation Committee by the Chief Executive Officer, and our overall performance during the year. The payments under the annual cash performance award for all executive officers, including the Named Executive Officers, are reviewed and recommended by our Compensation Committee for approval and ultimately are approved by the independent directors of our Board before being paid.

An executive officer’s annual cash performance award payout is calculated based on the following formula:

	Company/Team payout portion	+	Individual payout portion
Annual Cash Performance Award Payout =	Base Salary x set performance award target % x Company’s performance against its goals x 70%	+	Base Salary x set performance award target % x executive’s achievement of individual performance goals x 30%

Example:

•	Executive’s base salary was $500,000 and he was in his position for the entire year

•	Performance target award % for his level of employment is set at 75%

•	Company performance goal results are 110%

•	Individual executive’s performance rating of excellent results in a corresponding 125% individual payout

Company/Team Performance Payout Portion =	$500,000 x 75% = $375,000 x 110% = $412,500 x 70% = $288,750
Individual Payout Portion =	$500,000 x 75% = $375,000 x 125% = $468,750 x 30% = $140,625
Total Payout =	$288,750 + $140,625 = $429,375

Annual Cash Performance Award Criteria

The following table describes the weighting of the individual measures as well as the financial measures used to determine payments to the Named Executive Officers for the fiscal year ending December 31, 2012 shown as a percentage of the total payment opportunity:

2012 Performance Award Criteria and Basis	All NEOs
Company/Team performance criteria	70%
Gross Margin
Adjusted EBITDA per average monthly subscriber
Net Subscriber Additions
Capital Expenditures per ending subscriber
Discretionary Component
Individual performance	30%

The criteria above and percentage mix between individual and Company/Team performance criteria have remained the same since at least fiscal year 2009. The Compensation Committee believes that keeping the metrics and the percentage of Company/Team versus individual component the same from year to year fosters predictability and comparisons between fiscal years. Further, keeping the metrics and the percentages the same year over year allows for the Compensation Committee to determine whether the metrics and the percentages are appropriate based on analysis from year to year and whether such metrics are achieving the desired results. For example, in 2011, the Company/Team payout percentage was 106.0%, performance slightly above the Company/Team performance metrics. In 2012, however, the same metrics paid out at 84.0%, or significantly less than target, reflecting performance that was below target performance of the Company against the Company/Team metrics. This demonstrates that different levels of Company performance yield different payouts and that the payments under the annual cash performance awards are performance based.

The Company/Team component of the performance criteria above for the annual cash performance award for the executive officers is determined based on the Company’s consolidated results against the performance goals recommended by the Compensation Committee from the Company’s business plan and approved by the independent directors on the Board. For purposes of the annual cash performance award under the 2010 Plan, the following terms are defined or determined as follows:

•	Gross margin is defined as the Company’s gross revenues less Enhanced 911 revenues, Federal Universal Service Fund revenues and the total cost of equipment;

•	Adjusted EBITDA per average monthly subscriber is determined by dividing the Company’s Adjusted EBITDA by the sum of the average monthly number of customers during the year;

•	Net subscriber additions are determined by subtracting the number of customers on our networks at the beginning of the year from the number of customers on our networks at the end of the year;

•

Capital expenditures per ending subscriber is determined by dividing the total balance of property and equipment and microwave relocation costs at the end of the year by the total number of customers at the end of the year; and

•	Individual performance goals, such as achievement of strategic objectives and individual goals are set by an individual’s supervisor and demonstration of compliance with our core values.

The performance criteria are designed to create incentives for the executive officers of our Company to grow the Company’s subscribers and revenue while at the same time ensuring that the Company maintains strict cost control and that the Company’s growth is profitable. The measures are also designed to give executive management of the Company the flexibility to respond to changes in market conditions. The measures also are designed to provide checks and balances so that any over-achievement on one performance measure may reduce the level of achievement on another performance measure. The gross margin measure is designed to reflect our strategy of developing new markets, growing top line revenue, and expanding our market share in existing markets. To ensure we efficiently develop and expand our markets, the Adjusted EBITDA per average monthly subscriber measure motivates our executives to manage our costs and to take into account the appropriate level of expenses expected with our growth in number of subscribers. The net subscriber additions measure is designed to incentivize our executives to continue to grow the total number of subscribers of the Company. The capital expenditures per ending subscriber measure is designed to ensure that the appropriate level of investment is being made in our networks consistent with our growth.

As noted above, the Company/Team performance criteria also have a discretionary component which is recommended by the Compensation Committee and approved by the Board at the end of the fiscal year. This component provides the Board with flexibility to consider factors other than financial, operational or strategic performance. The discretionary component provides recognition for contributions made to the overall growth or health of the business or other strategic initiatives and is intended to capture how the Company has performed in areas that are not quantified in the major metrics. Historically, the discretionary performance portion of the annual cash performance award has been set at the overall performance of the Company against the other financial/operational measures. For 2012, the discretionary performance portion was set at the overall Company performance level for the named executive officers.

The Compensation Committee and the Board have concluded that the actual targets and the relative weighting of the Company/Team component are confidential and proprietary and that a disclosure of such actual targets and relative weightings would cause the Company competitive harm by disclosing confidential and/or proprietary information about the Company’s business, strategies, and operations and would signal the Company’s strategic direction and focus.

Annual Cash Performance Award Opportunities Under the 2010 Plan

We have developed goals for our performance measures that would result in varying levels of annual cash performance award payments. If these goals are exceeded by a certain percentage, our executive officers have the opportunity to receive a maximum award equal to two times their target award, and if the goals are not achieved, our executive officers receive no payment. The target and maximum award opportunities for 2012 under the 2010 Plan are set based on competitive market pay levels and are shown as a percentage of annual base salary at corresponding levels of performance against our goals as shown in the following table:

2012 Annual Cash Performance Award Payment Level Based on Goal Achievement
Officer	Minimum Payment	At 100% (Target)	Maximum Payment
Chief Executive Officer	0% of base salary	140% of base salary	280% of base salary
President and Chief Operating Officer	0% of base salary	90% of base salary	180% of base salary
Vice Chairman and CFO	0% of base salary	80% of base salary	160% of base salary
Vice Chairman, General Counsel and Secretary	0% of base salary	75% of base salary	150% of base salary
Senior Vice President of Human Resources	0% of base salary	65% of base salary	130% of base salary

The annual cash performance award payments at target as percentage of a NEOs base salary remained the same from 2008 through 2011; however, based on market comparisons, the target percentage amounts approved by the Board for the President and Chief Operating Officer and the Vice Chairman and Chief Financial Officer were each increased by 5% to 90% and 80% of base salary, respectively. This increase was driven by an increase in the percentage of base salary of the peer group and the other market data used by the Company.

2012 Performance

We believe that attainment of payments under our annual cash performance award plan requires strong Company performance. For example, for 2012, in order to achieve a minimum payment under the 2010 Plan on each metric, the Company needed to substantially grow units in service, gross margin, and Adjusted EBITDA, and to manage capital expenditures.

Performance Year	Company/Team Performance Criteria Payout Percentage
2009	58.7%
2010	192.9%
2011	106.0%
2012	84.0%

The actual payments under our annual cash performance awards made to our Named Executive Officers for the fiscal year ended December 31, 2012 are set forth in the 2012 Summary Compensation Table. The total payouts of the annual cash performance awards as a percentage of the total cash compensation for 2012 for each Named Executive Officer were approximately:

Officer	Annual Cash Performance Award Payout as a Percentage (%) of Total Cash Compensation
Chief Executive Officer	61%
President and Chief Operating Officer	50%

Officer	Annual Cash Performance Award Payout as a Percentage (%) of Total Cash Compensation
Vice Chairman and Chief Financial Officer	47%
Vice Chairman, General Counsel and Secretary	46%
Senior Vice President of Human Resources	42%

We believe that the payments under our annual cash performance awards made to our Named Executive Officers for the fiscal year ended December 31, 2012 were appropriately aligned with, and met, our executive compensation objectives.

For 2011, the Company/Team portion of the annual performance award was paid at 106.0% of target whereas with the performance in 2012, the same Company/Team portion was paid at 84.0%. We believe this demonstrates that our annual cash performance awards reflects our pay for performance philosophy as the payments for the 2012 annual cash performance awards for our executive officers were less than those paid in 2011 based on the Company’s lower performance against the Company/Team performance criteria in 2012.

Clawback.    We have a policy for the adjustment or recovery of annual cash performance awards if performance measures upon which they are based are materially restated or otherwise adjusted in a manner that will reduce the size of an award or payment. This policy includes the return by any executive officer of any compensation based upon performance measures that require material restatement which are caused by such executive’s intentional misconduct or misrepresentation.

Long Term Equity Incentive Compensation

Our long-term equity incentive program for 2012 provides for an award consisting of one-half of the value of the award in stock options to acquire our common stock, which requires growth in our common stock price in order for our executive officers to realize any value, and one-half of the value of the award in restricted stock, which will appreciate or decrease in value based on our stock price. This allocation is consistent with the approach we took in 2011. Other types of long-term equity incentive compensation may be considered in the future as our business strategy evolves.

We believe our long-term equity incentive awards align the interests of our executive officers to the interests of the stockholders. We select the amount of the award based on the long-term component of the competitive market data established through the peer group and selected other survey data. Equity incentive awards make up the long-term component of an executive’s total compensation. Annual long-term equity incentive awards are targeted at the median level of market pay practices, with those individual executive officers who exceed targeted performance levels having the opportunity to receive grants above the market median up to, and in certain circumstances, in excess of the 90th percentile level.

An executive’s individual performance determines what level of long-term equity incentive award he will receive. Based on an executive’s individual performance and contributions to our overall performance, the 2012 annual long-term equity incentive awards granted to the Named Executive Officers ranged between just below the median and the 90th percentile. The President and Chief Operating Officer received an award just below the market median based on the Compensation Committee’s recommendation to the Board. See the table entitled “2012 Grants of Plan-Based Awards” for the long-term equity incentive awards granted to the Named Executive Officers for 2012.

The Company utilizes a SVT methodology whereby approximately 1.5% of average outstanding shares are reserved for equity grants for all employees each year (including all officers, employees and new hires). This approach limits the number of shares available for grant to a set number each year and can vary in grant date value significantly depending upon the Company stock price on date of grant. For example, our annual awards 2012 grant price was $9.55 versus our annual awards 2011 grant price of $14.40. This 34% decrease was a key driver in the decrease of 2012 long-term equity incentive grant values being lower than 2011 levels.

The Compensation Committee also takes into consideration, among other things, the percentage of equity being awarded to the top four Named Executive Officers in comparison to the aggregate long-term equity incentive award made to all employees, the total dilution as a result of the long-term equity incentive award, and the retention value of existing long-term equity incentive awards.

Like our other pay components, long-term equity incentive awards are determined based on an analysis of competitive market levels. Each year the Compensation Committee works with its compensation consultant to evaluate the competitiveness of the long-term equity incentive structure to ensure that the program remains competitive in the market. Recommendations are reviewed by our Compensation Committee designated consultant, the Compensation Committee, and presented to our Board for approval. In addition, the Compensation Committee evaluates the retention value of existing long-term equity incentive awards and the awards realized by executive officers in prior long-term equity incentive awards. The long-term equity incentive amount is divided by the value of the stock equity award based on a Black Scholes valuation model at the time of grant for stock options and the grant date fair market value for restricted stock.

Long-term equity incentive awards were previously made pursuant to the Second Amended and Restated 1995 Stock Option Plan of MetroPCS, Inc., as amended, or the 1995 Plan. Since late 2005 and thereafter, long-term equity incentive awards were made under the Amended and Restated MetroPCS Communications, Inc. 2004 Equity Compensation Plan, or 2004 Plan, and since May 2011, such awards were made predominately under our 2010 Plan. The 1995 Plan terminated in November 2005 and no further awards can be made under the 1995 Plan, but all unexercised options granted before November 2005 remained outstanding in accordance with their terms. Under the 2004 Plan and 2010 Plan, repricing of awards is only allowable with stockholder approval. During 2011 and 2012, we did not reprice any awards.

Stock options granted under our 2004 Plan and our 2010 Plan have an expiration period of 10 years while options granted under the 1995 Plan have a term of between 10 and 15 years. Long-term equity incentive awards in the form of options are earned on the basis of continued service to us and generally vest over a period of one to four years, and for multi-year awards, generally beginning with one-fourth of the award vesting one year after the date of grant, and the balance pro-rata vesting monthly thereafter. See “Potential Payments upon Termination or Change in Control” below for a discussion of the change in control provisions related to stock options. The exercise price of each stock option granted in 2012 was based on the closing price of our common stock on the NYSE on the date of the grant. Long-term equity incentive awards in the form of restricted stock are valued based on the Company’s closing stock price on the date of grant. The restricted stock generally vests over four years with one quarter vesting on the first anniversary of the grant date of the award of restricted stock and the balance vesting pro-rata monthly or quarterly thereafter. The long-term equity incentive awards vesting schedule is based solely upon continued service by the employee. We believe time based vesting is appropriate since our long-term equity incentive awards vest over a substantial period of time with no vesting occurring in the first year after grant. We believe this approximately links stockholders interests and executive interests without the need for performance-based vesting. See “Potential Payments upon Termination or Change in Control” below for a discussion of the change in control provisions related to restricted stock.

Historically the Board has granted annual long-term equity incentive awards at its regularly scheduled meeting in February or, if no meeting occurs during an open window in February, the date that is two business days following the release of financial and operational results for the fourth quarter of the year. In fiscal year 2012, the Board decided to modify our grant procedure to be more aligned with general market grant practices. Starting in fiscal year 2012 the Board has determined the appropriate practice for our Board is to make our annual long-term equity incentive award grant during their first meeting in February, which occurred on February 7, 2012.

While the vast majority of equity incentive awards granted to our executive officers have been made pursuant to our annual long-term equity incentive award program or in connection with their hiring or a promotion, the Compensation Committee retains discretion to make long-term equity incentive awards to executive officers at other times, including rewarding executive officers for exceptional performance, for retention purposes or for other circumstances recommended by management or the Compensation Committee.

For accounting purposes, we apply the guidance in ASC 718 (Topic 718, “Compensation – Stock Compensation”), or ASC 718, to record compensation expense for our grants of long-term equity incentive awards. ASC 718 is used to develop the assumptions necessary and the model appropriate to value the awards, as well as the timing of the expense recognition over the requisite service period, generally the vesting period, of the award. See Note 13 of the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2012 for a more detailed discussion of these assumptions.

Executive officers recognize taxable income from long-term equity incentive awards in the form of stock options when a vested option is exercised. We generally receive a corresponding tax deduction for compensation expense in the year of exercise subject to any limitation under section 162(m) of the Internal Revenue Code, as amended (the “Code”). For a more detailed discussion of section 162(m) limitations, see “Tax Deductibility of Executive Compensation” below. The amount included in the executive officer’s wages and the amount we may deduct is equal to the common stock price when the stock options from a long-term equity incentive award are exercised, less the exercise price, multiplied by the number of stock options exercised. We do not pay or reimburse any executive officer for any taxes due upon exercise of a stock option or for the taxes due on vesting of restricted stock; however, we do allow all employees and executives to elect to have any taxes due on vesting of restricted stock be paid by the Company withholding restricted stock shares equal to the amount of taxes owed.

Comprehensive Benefits Package

We provide a competitive benefits package to all full-time employees, including the executive officers, that includes health and welfare benefits, such as medical, dental, vision care, disability insurance, life insurance benefits, and a 401(k) savings plan.

Perquisites

We have no structured executive perquisite benefits (e.g., club memberships or company vehicles) for any executive officer, including the Named Executive Officers, and we currently do not provide any deferred compensation programs or supplemental pensions to any executive officer, including the Named Executive Officers, except the Company’s 401(k) program and match which are available to all full-time employees. As part of its sponsorship arrangements and otherwise, the Company occasionally is provided tickets to sporting, cultural and other events for use in connection with its business. On occasion, these tickets are provided to employees, including the Named Executive Officers, for personal use. There is no incremental cost associated with such use.

Retirement Savings Opportunity

All full-time employees with at least three months of service may participate in our 401(k) Retirement Savings Plan, or 401(k) Plan. Each employee may make before-tax contributions up to the current Internal Revenue Service limit of $16,500 for 2012. We provide this plan to help our employees save some amount of their cash compensation for retirement in a tax-efficient manner. Beginning as of January 1, 2009, we began providing a 25% match each year of the first 4% of eligible compensation contributed by our employees, including our Named Executive Officers, to a 401(k) account. Beginning January 1, 2013, we increased the amount and began providing a 50% match each year of the first 4% of eligible compensation contributed by our employees, including our Named Executive Officers, to a 401(k) account. In addition, the 90-day eligibility waiting period was eliminated and employees are now eligible to participate in the 401(k) Plan immediately. The plan has a four-year vesting schedule based on years of service with the Company, with 25% vesting each year. For fiscal year ended December 31, 2012, we made an aggregate $1,404,175 discretionary matching contribution to the 401(k) Plan for all employees, including the Named Executive Officers. We do not provide an option for our employees to invest in our Common Stock in the 401(k) Plan and we do not have an employee stock purchase program. Historically, the Company has had to return a portion of contributions made by certain highly paid employees, including certain executive officers and more specifically, Named Executive Officers, to our 401(k) Plan because we did not pass the non-discrimination test, or more specifically, the Average Deferral Percentage test, required by the Internal Revenue Service.

Health and Welfare Benefits

All full-time employees, including our Named Executive Officers, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance and life insurance.

Relocation Benefits

Newly hired or promoted executives may be provided with relocation benefits if the work location of the executive is more than 50 miles from their current residence or, if currently employed by the Company, their current work location. The executive is not required to return any relocation benefit received if he leaves the Company. For non-executive officers, if the employee leaves during the first year of employment, the employee is obligated to repay the relocation benefits. In 2012, we did not pay any relocation benefits to the Named Executive Officers.

Stock Ownership Guidelines

Prior to the consummation of the Business Combination, we did not require stock ownership for our executive officers or directors nor did the Compensation Committee adopt stock ownership guidelines for our executive officers or directors. A significant portion of the compensation of each executive officer and director is based on long-term equity incentive awards in the form of stock options and restricted stock which vest over a period of four years, which we believe aligns the interests of our executive officers and directors with those of our stockholders and reduces the need for stock ownership requirements or guidelines. The Compensation Committee, however, does review the amount of previous equity awards and the amounts realized from previous equity awards in considering the amount of new equity grants. However, as part of our annual review of our compensation program, we may re-evaluate our position with respect to stock ownership guidelines in the future. Subsequent to the consummation of the Business Combination, the Company adopted stock ownership guidelines for non-employee directors and executive officers. See “Corporate Governance Guidelines and Code of Business Conduct.”

Securities Trading Policy

Our securities trading policy states that executive officers, including the Named Executive Officers, and employees may not purchase or sell puts or calls to sell or buy our stock, engage in short sales with respect to our stock, buy our securities on margin. In addition, pursuant to such policy, no employee or officer, including the NEOs, may engage in hedging transactions. In addition, our executive officers and directors are covered by our insider trading policy and our Code of Ethics, both of which prohibit trading in our securities while in possession of material inside information or outside designated trading windows and the disclosure of material inside information to others that may buy or sell our securities. Our insider trading policy permits employees, including officers, and directors to establish 10b5-1 trading plans.

Tax Deductibility of Executive Compensation

Limitations on deductibility of executive compensation may occur under section 162(m) of the Code, which generally limits the tax deductibility of compensation paid by a public company to its principal executive officer and the three most highly compensated executive officers, other than the principal executive officer and the principal financial officer, to $1 million in the year the compensation becomes deductible to the Company. There is an exception to the limit on deductibility for performance-based compensation if such compensation meets certain requirements.

A portion of our long-term equity incentive awards is in the form of restricted stock that are subject to time-based vesting requirements and would not be considered performance-based compensation. We believe this is appropriate since our long-term equity incentive awards vest over a substantial period of time. We believe this appropriately links stockholder interests and our executive officer interests without the need for performance-based vesting.

Although deductibility of compensation is preferred, tax deductibility is not a primary objective of our compensation programs. We believe that achieving our compensation objectives set forth above is more important than the benefit of tax deductibility and we reserve the right to maintain flexibility in how we compensate our executive officers that may result in limiting the deductibility of amounts of compensation from time to time. Further, we also believe on balance the benefits of using time-based vesting outweigh the tax benefits of performance-based vesting. However, as part of our annual review of our compensation programs, we may re-evaluate our position in the relative benefit of tax deductibility and how we compensate our executive officers.

The rules and regulations promulgated under Section 162(m) are complicated, however, and subject to change from time to time, sometimes with retroactive effect. In addition, a number of requirements must be met in order for particular compensation to so qualify. As such, there can be no assurance that any compensation awarded or paid by the Company will be fully deductible under all circumstances.

Employment Agreements

The Company has historically not entered into employment agreements with its officers, including its Named Executive Officers, except for change in control agreements. See “Potential Payments Upon Termination or Change in Control – Change in Control Agreements.”

EXECUTIVE COMPENSATION

Our 2012 executive compensation policies and practices, pursuant to which the compensation set forth below in the 2012 Summary Compensation Table and the 2012 Grants of Plan-Based Awards Table was paid or awarded, are described above under “Compensation Discussion and Analysis.” Information regarding our Compensation Committee Interlocks and Insider Participation as well as the Compensation Committee Report is described and included under “Board and Board Committees.” The following table sets forth certain information with respect to compensation for the years ended December 31, 2012, 2011 and 2010 earned by or paid to our Chief Executive Officer, Chief Financial Officer, and three other most highly compensated executive officers who were serving as executive officers at the end of 2012, who are referred to as the Named Executive Officers. The amounts presented in this table and the tables that follow do not reflect the reverse stock split or cash payments effected in accordance with the Business Combination.

2012 Summary Compensation Table

Name & Principal Position	Year	Salary		Stock Awards (6)		Option Awards (6)		Non-Equity Incentive Plan Compensation (7)		All Other Compensation (8)		Total
Roger D. Linquist (1) CEO	2012 2011 2010	$ $ $	946,346 871,608 804,470	$ $ $	2,101,000 3,168,000 1,560,650	$ $ $	2,473,806 3,336,216 1,816,676	$ $ $	1,488,100 1,560,900 2,119,400	$ $ $	2,500 2,450 2,975	$ $ $	7,011,752 8,939,174 6,304,171

Thomas C. Keys (2) President and COO	2012 2011 2010	$ $ $	584,746 554,688 513,711	$ $ $	955,000 1,440,000 1,401,400	$ $ $	1,115,638 1,504,568 798,711	$ $ $	589,000 602,900 821,700	$ $ $	2,500 2,450 2,450	$ $ $	3,246,884 4,104,606 3,537,972

J. Braxton Carter (3) Vice Chairman/CFO	2012 2011 2010	$ $ $	538,000 510,299 472,615	$ $ $	907,250 1,296,000 700,700	$ $ $	1,042,879 1,373,736 422,847	$ $ $	481,700 489,400 667,000	$ $ $	2,500 2,450 2,184	$ $ $	2,972,329 3,671,885 2,265,346

Mark A. Stachiw (4) Vice Chairman/General Counsel and Secretary	2012 2011 2010	$ $ $	438,565 416,061 385,288	$ $ $	525,250 792,000 445,900	$ $ $	630,578 850,408 266,237	$ $ $	368,100 399,000 543,800	$ $ $	2,500 2,450 2,450	$ $ $	1,964,993 2,459,919 1,643,675

Dennis T. Currier (5) SVP of Human Resources	2012 2011 2010	$ $ $	308,269 287,043 256,856	$ $ $	286,500 432,000 95,550	$ $ $	339,542 607,802 —	$ $ $	224,300 209,600 193,300	$ $ $	— — —	$ $ $	1,158,611 1,536,445 545,706

(1)	Roger D. Linquist resigned as our President in May 2011 and served as our Chief Executive Officer through April 30, 2013, when the Business Combination was consummated.

(2)	Thomas C. Keys was appointed as our President in May 2011 and served as our President and Chief Operating Officer through April 30, 2013, when the Business Combination was consummated. Upon consummation of the Business Combination, Mr. Keys was appointed as our Executive Vice President and Chief Operating Officer MetroPCS Business.

(3)	J. Braxton Carter was appointed Vice Chairman in May 2011 and served in that role and as our Chief Financial Officer through April 30, 2013, when the Business Combination was consummated. Upon consummation of the Business Combination, Mr. Carter was appointed as our Executive Vice President and continued as our Chief Financial Officer.

(4)	Mark A. Stachiw was appointed Vice Chairman in May 2011 and served as our General Counsel and Secretary through April 30, 2013, when the Business Combination was consummated.

(5)	Dennis T. Currier was hired in April 2009 and was promoted to Senior Vice President of Human Resources in May 2011. He continued to serve in that position through April 30, 2013, when the Business Combination was consummated.

(6)	The value of stock awards and option awards for 2012, 2011 and 2010 is determined using the aggregate grant date fair value computed in accordance with ASC 718. These amounts reflect the Company’s accounting expense and do not correspond to the actual value that will be realized by the Named Executive Officer. See Note 13 to the Consolidated Financial Statements included in the legacy MetroPCS Annual Report on Form 10-K for the year ended December 31, 2012 regarding assumptions underlying valuation of equity awards.

(7)	For 2012, the Company granted annual cash performance awards to executive officers pursuant to our 2010 Plan. The 2010 Plan provides annual cash performance awards based upon pre-established targets and maximum payouts approved by the Board at the beginning of each fiscal year. See “Compensation Discussion and Analysis – Our Executive Compensation Program – Annual Cash Performance Awards.” These amounts reflect the actual amount paid to each Named Executive Officer pursuant to annual cash performance awards under the 2010 Plan for the fiscal year ended December 31, 2012.

(8)	Consists of the Company’s 401(k) matching contribution for each NEO that opts to participate.

2012 Grants of Plan-Based Awards

The following table sets forth certain information with respect to grants of plan-based awards for the year ended December 31, 2012 to the Named Executive Officers.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)*	All Other Option Awards: Number of Securities Underlying Options (#)*	Exercise or Base Price of Option Awards ($/Share)*	Grant Date Fair Value (3)
Name	Grant Date (1)	Threshold	Target	Maximum
Roger D. Linquist		$—	$1,337,000	$2,674,000
	2/7/2012					510,000	$9.55	$2,473,806
	2/7/2012				220,000		$—	$2,101,000
Thomas C. Keys		$—	$529,200	$1,058,400
	2/7/2012					230,000	$9.55	$1,115,638
	2/7/2012				100,000		$—	$955,000
J. Braxton Carter		$—	$432,800	$865,600
	2/7/2012					215,000	$9.55	$1,042,879
	2/7/2012				95,000		$—	$907,250
Mark A. Stachiw		$—	$330,750	$661,500
	2/7/2012					130,000	$9.55	$630,578
	2/7/2012				55,000		$—	$525,250
Dennis T. Currier		$—	$201,500	$403,000
	2/7/2012					70,000	$9.55	$339,542
	2/7/2012				30,000		$—	$286,500

(1)	The grants dated as of February 7, 2012 reflect the annual long-term equity incentive awards in the form of stock option grants and restricted stock awards to each Named Executive Officer.

(2)	The Company grants annual cash performance awards to executive officers pursuant to our 2010 Plan. The 2010 Plan provides annual cash performance awards based upon pre-established targets and maximum award payouts approved by the Board at the beginning of each fiscal year. Amounts shown are possible payouts under the 2010 Plan for the fiscal year ended December 31, 2012. See “Compensation Discussion and Analysis – Our Executive Compensation Program – Annual Cash Performance Award Opportunities under the 2010 Plan.” The actual amount paid to each Named Executive Officer pursuant to annual cash performance awards under the 2010 Plan for the fiscal year ended December 31, 2012 is set forth in the 2012 Summary Compensation Table under the column titled “Non-Equity Incentive Plan Compensation.”

(3)	The grant date fair value of the restricted stock awards and the stock option awards for 2012 is determined using the fair value recognition provisions of ASC 718. These amounts reflect the Company’s accounting expense and do not correspond to the actual value that will be realized by the Named Executive Officer. See Note 13 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2012 regarding assumptions underlying valuation of equity awards.

Outstanding Equity Awards at 2012 Fiscal Year-End

The following table sets forth certain information with respect to all outstanding equity awards held by the Named Executive Officers as of December 31, 2012.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Roger D. Linquist	445,955 (3)	—		$7.13	8/3/2015	15,313 (14)	$152,211
	2,418 (4)	—		$7.15	12/30/2015	76,563 (18)	$761,036
	513,900 (7)	—		$7.15	3/14/2016	123,750 (20)	$1,230,075
	2,250,000 (8)	—		$11.33	12/22/2016	220,000 (23)	$2,186,800
	1,149,000 (10)	—		$23.00	4/18/2017	—	$—
	1,245,000 (12)	—		$16.20	3/7/2018	—	$—
	534,375 (13)	35,625	(13)	$14.43	3/4/2019	—	$—
	398,750 (17)	181,250	(17)	$6.37	3/4/2020	—	$—
	233,750 (19)	276,250	(19)	$14.40	2/28/2021	—	$—
	—	510,000	(22)	$9.55	2/7/2022	—	$—

Thomas C. Keys	177,750 (10)	—		$23.00	4/18/2017	7,813 (14)	$77,661
	400,000 (11)	—		$31.76	8/8/2017	68,750 (18)	$683,375
	565,120 (12)	—		$16.20	3/7/2018	56,250 (20)	$559,125
	276,562 (13)	18,438	(13)	$14.43	3/4/2019	100,000 (23)	$994,000
	111,562 (17)	79,688	(17)	$6.37	3/4/2020	—	$—
	105,416 (19)	124,584	(19)	$14.40	2/28/2021	—	$—
	—	230,000	(22)	$9.55	2/7/2022	—	$—

J. Braxton Carter	94,600 (9)	—		$11.33	12/22/2016	4,688 (14)	$46,599
	291,000 (10)	—		$23.00	4/18/2017	34,375 (18)	$341,688
	250,000 (12)	—		$16.20	3/7/2018	50,625 (20)	$503,213
	168,750 (13)	11,250	(13)	$14.43	3/4/2019	95,000 (23)	$944,300
	50,812 (17)	42,188	(17)	$6.37	3/4/2020	—	$—
	96,250 (19)	113,750	(19)	$14.40	2/28/2021	—	$—
	—	215,000	(22)	$9.55	2/7/2022	—	$—

Mark A. Stachiw	120,000 (5)	—		$5.47	12/28/2015	3,125 (14)	$31,063
	87,216 (6)	—		$7.15	9/21/2015	21,875 (18)	$217,438
	60,000 (7)	—		$7.15	3/14/2016	30,938 (20)	$307,524
	18,900 (7)	—		$7.15	3/14/2016	55,000 (23)	$546,700
	89,225 (9)	—		$11.33	12/22/2016	—	$—
	207,000 (10)	—		$23.00	4/18/2017	—	$—
	42,396 (12)	—		$16.20	3/7/2018	—	$—
	45,521 (13)	7,188	(13)	$14.43	3/4/2019	—	$—
	58,437 (17)	26,563	(17)	$6.37	3/4/2020	—	$—
	59,583 (19)	70,417	(19)	$14.40	2/28/2021	—	$—
	—	130,000	(22)	$9.55	2/7/2022	—	$—

Dennis T. Currier	44,791 (15)	5,209	(15)	$17.13	5/12/2019	2,084 (16)	$20,715
	32,083 (19)	37,917	(19)	$14.40	2/28/2021	4,688 (18)	$46,599
	7,916 (21)	12,084	(21)	$18.10	5/12/2021	16,875 (20)	$167,738
	—	70,000	(22)	$9.55	2/7/2022	30,000 (23)	$298,200

(1)	Unless otherwise noted, options vest over a period of four years as follows: 25% of the option vests on the first anniversary of the grant date. The remainder vests in 36 successive, equal monthly installments beginning with the end of the month after the first anniversary of the grant date.

(2)	Represents aggregate market value of restricted shares based on the closing price of a share of our common stock on December 31, 2012 of $9.94.

(3)	Options granted on August 3, 2005.

(4)	Options granted on December 30, 2005 and vested over a one-year period as follows: 50% of the underlying shares vested on January 1, 2006 and the remaining 50% of the shares vested on January 1, 2007.

(5)	Options granted on October 12, 2004. Options repriced from $3.97 to $5.47 on December 28, 2005.

(6)	Options granted on September 21, 2005.

(7)	Options granted on March 14, 2006.

(8)	Options granted on December 22, 2006 and vested over a period of three years.

(9)	Options granted on December 22, 2006.

(10)	Options granted on April 18, 2007.

(11)	Options granted on August 8, 2007.

(12)	Options granted on March 7, 2008.

(13)	Options granted on March 4, 2009.

(14)	Restricted stock awards granted on March 4, 2009 and vest over a period of four years as follows: 25% of the awards vests on the first anniversary of the grant date and the remainder vests in a series of 36 successive, equal monthly installments beginning with the first anniversary of the grant date.

(15)	Options granted on May 12, 2009.

(16)	Restricted stock awards granted on May 12, 2009 and vest over a period of four years as follows: 25% of the awards vests on the first anniversary of service and the remainder vests upon the awardees’ completion of each additional month of service, in a series of 36 successive, equal monthly installments beginning with the end of the month after the first anniversary of the grant date.

(17)	Options granted on March 4, 2010.

(18)	Restricted stock awards granted on March 4, 2010 and vest over a period of four years as follows: 25% of the awards vests on the first anniversary of service and the remainder vests upon the awardees’ completion of each three month of service, in a series of 12 successive, equal quarterly installments beginning with the end of the month after the first anniversary of the grant date.

(19)	Options granted on February 28, 2011.

(20)	Restricted stock awards granted on February 28, 2011 and vest over a period of four years as follows: 25% of the awards vests on the first anniversary of service and the remainder vests upon the awardees’ completion of each three month of service, in a series of 12 successive, equal quarterly installments beginning with the end of the month after the first anniversary of the grant date.

(21)	Options granted on May 12, 2011.

(22)	Options granted on February 7, 2012.

(23)	Restricted stock awards granted on February 7, 2012 and vest over a period of four years as follows: 25% of the awards vests on the first anniversary of service and the remainder vests upon the awardees’ completion of each three month of service, in a series of 12 successive, equal quarterly installments beginning with the end of the month after the first anniversary of the grant date.

In connection with the consummation of the Business Combination, all outstanding equity awards under the Company’s equity plans, including each outstanding stock option and each share of restricted stock held by the Named Executive Officers, automatically vested and, in the case of stock options, became exercisable. Holders of stock options could elect to receive cash in lieu of their vested stock options during the five days following the consummation of the Business Combination in accordance with the terms of the Business Combination. Any stock options that were not cashed out were adjusted for the reverse stock split and the cash payment and remain outstanding in accordance with their terms.

Option Exercises and Stock Vested for Fiscal Year 2012

The following table sets forth certain information with respect to option exercises and restricted stock vesting during the fiscal year ended December 31, 2012 with respect to the Named Executive Officers.

Option Exercises and Stock Vested for 2012

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Roger D. Linquist	—	—	218,750	$2,084,304
Thomas C. Keys	—	—	130,000	$1,226,129
J. Braxton Carter	—	—	85,625	$817,942
Mark A. Stachiw	—	—	54,062	$515,607
Dennis T. Currier	—	—	21,875	$211,328

Pension Benefits

We do not have any plan that provided for payments or other benefits at, following, or in connection with, retirement, other than under our Equity Plans. Under our 2010 Plan, a Participant who is an employee will be deemed to have retired if such Participant’s age plus total number of years of cumulative service with the Company is 55 and such Participant has at least 10 years of service with the Company. The Compensation Committee approved the adoption of the definition of retirement under the 2010 Plan to serve as an event of separation of employment under the 1995 Plan and the 2004 Plan. Under our 1995 Plan and 2004 Plan, upon retirement, which is deemed a cessation of employment, the affected officer, director or employee would have one year to exercise all options vested on the date of retirement. Under our 2010 Plan, an affected officer, director, or employee which retires would have one year to exercise all options vested on the date of such retirement.

Non-Qualified Deferred Compensation

We do not have any plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Potential Payments upon Termination or Change in Control

The actual incremental amounts payable to the Named Executive Officers under the Company’s plans, agreements and arrangements in connection with the Business Combination are set forth below under “Effect of the Business Combination” on page 71. This section sets forth certain information about the Company’s plans, agreements and arrangements that provide for potential payments to the Named Executive Officers at, following or in connection with certain terminations of employment, a change in control of the Company or certain changes in the executive’s responsibilities, which we refer to as triggering events. The table captioned “Potential Payments upon Change in Control or Termination of Employment” on pages 70-71 sets forth the estimated amount of incremental compensation payable to each of the Named Executive Officers under such Company plans, agreements and arrangements assuming a triggering event occurred on December 31, 2012 based where applicable on the closing price of our common stock on that date.

Severance Pay Plan

The MetroPCS Communications, Inc. Severance Pay Plan and Summary Plan, or the Severance Plan, provides for severance benefits to all of the Company’s officers, including the Company’s Named Executive Officers. Under the Severance Plan, if an eligible officer’s employment is terminated (1) by the Company without Cause (as defined below) or (2) by the eligible officer for Good Reason (as defined below), such two events a Qualifying Termination Event, the eligible officer would be entitled to a severance payment as follows:

Tier	Position	Severance Payment	Severance Period
Tier 1	Chief Executive Officer	2.0 times Annual Compensation + Pro-Rata Additional Payment	24 months
Tier 2	President & COO, all Vice Chairmen, all Executive Vice Presidents, all Sr. Vice Presidents, all Vice Presidents who are direct reports to the CEO	1.5 times Annual Compensation + Pro-Rata Additional Payment	18 months
Tier 3	Vice Presidents who are officers of the Company, with the exception of those reporting directly to the CEO	0.75 times Annual Compensation + Pro-Rata Additional Payment	9 months

A Termination of Employment (as defined below) resulting from an eligible employee’s death, Disability (as defined in the Severance Plan) or Normal Retirement (as defined in the Severance Plan) shall not be deemed a Qualifying Termination Event.

For purposes of the calculation of the severance payments, “Annual Compensation” is an amount equal to the annualized base salary for the eligible officer, plus the eligible officer’s “Pro-Rata Additional Payment,” which is the product, pro-rated for the number of days the eligible officer was employed by MetroPCS or an affiliate of MetroPCS during the calendar year in which his or her employment was severed, of the percentage set forth below for the eligible officer multiplied by the eligible officer’s annualized base salary. Additionally, the eligible officer would receive a one-time payment equal to the eligible officer’s Pro-Rata Additional Payment attributable to the year in which the termination of employment occurs.

Tier	Position	Additional Payment (percentage of annualized base salary)
Tier 1	Chief Executive Officer	140%
Tier 2	President and Chief Operating Officer	90%
	Vice Chairman, Chief Financial Officer	80%
	Vice Chairman, General Counsel & Secretary	75%
	Senior Vice Presidents	65%
	Vice Presidents who report directly to the Chief Executive Officer	40%
	Vice President, Regional General Manager	50%
Tier 3	Vice Presidents other than Regional General Managers and Vice Presidents who report directly to the Chief Executive Officer	40%

For a Tier 1, Tier 2 or Tier 3 officer to be deemed an eligible officer and receive the benefits described above in full, the officer must have been continuously employed by the Company or an affiliate of the Company for a period of two or more years following the officer’s hire date. In certain circumstances, new officers and other officers who have not been in continuous service with the Company for a period of two years will be entitled to a pro-rata portion of the severance payments described above based upon the officer’s length of service with the Company.

In addition to the severance payments described above, upon a Qualifying Termination Event the Company also will pay the eligible officer an amount equal to the sum of all accrued and unpaid salary as of the date of termination, plus reimbursement of any business expenses incurred prior to termination, plus any accrued vacation pay not paid, plus any vested and unpaid annual cash performance awards, plus payment for any vested or accrued other benefits and shall also reimburse the eligible officer for continued health coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, or COBRA, during the eligible officer’s applicable severance period.

Under the terms of the Severance Plan, the severance payments and the COBRA reimbursements will be paid monthly in substantially equal increments in accordance with the Company’s normal payroll practices during the eligible officer’s applicable severance period as set forth in the chart above. The first such monthly payment will be made on the 60th day following the eligible officer’s termination of employment. The payment of the severance payments and the COBRA reimbursements is conditioned upon the eligible officer’s execution and delivery of a customary release agreement in favor of the Company. In addition to customary release language, the release agreement includes a non-compete provision applicable for a period equal to the eligible officer’s applicable severance period. If the eligible officer elects to accept employment with a Company competitor or breaches the non-compete provisions of the release agreement, the Company may stop making severance payments and reimbursing for COBRA coverage.

Upon a Qualifying Termination Event, an eligible officer’s outstanding awards under the Company’s equity incentive plans will receive the following treatment:

•

All unvested stock option awards granted pursuant to the 1995 Plan, the 2004 Plan and the 2010 Plan, collectively with the 1995 Plan, the 2004 Plan, the 2010 Plan and any other equity incentive compensation plan adopted by the Company after the effective date of the Severance Plan, the Equity Plans, will be immediately forfeited without any further payment;

•

All vested but unexercised stock option awards granted pursuant to the 1995 Plan shall remain exercisable by the eligible officer for a period of three months following an eligible officer’s “Termination of Employment;”

•

All vested but unexercised stock option awards granted pursuant to the 2004 Plan or the 2010 Plan shall remain exercisable by the eligible officer for a period of six months following Termination of Employment;

•	All unvested restricted stock awards granted pursuant to the Equity Plans shall be immediately forfeited without further payment;

•

Any unvested annual performance awards granted pursuant to the Equity Plans shall be immediately forfeited without further payment subject to payment of a pro-rated portion based on the number of days during the year the severed officer was employed by the Company; and

•	All other awards under the Equity Plans shall be immediately forfeited without further payment.

For purposes of the Severance Plan, the following terms have the following meanings:

•

“Cause” has the same meaning as in any effective employment agreement the officer has entered into with the Company; provided, however, that in the event that the officer does not have an employment agreement or any employment agreement does not define “Cause,” then “Cause” shall mean the officer’s (a) engagement in any act of gross negligence, recklessness, or willful misconduct on a matter that is not inconsequential, as reasonably determined by the administrator of the Severance Plan in good faith or material violation of any duty of loyalty to the Company or its affiliates, (b) conviction by, or a plea of guilty or nolo contendere in, a court of competent and final jurisdiction for (i) any felony, or (ii) any crime of moral turpitude, or (c) commission of an act of fraud, embezzlement or dishonesty. For purposes hereof, no act or failure to act, on the officer’s part, shall be deemed “Cause” if the administrator of the Severance Plan, in its sole discretion, believes such acts or omissions were in the best interests of the Company.

•

“Good Reason” means, without the express written consent of the officer, the occurrence of any of the following: (a) the material reduction or diminution in the officer’s authority, duties or responsibilities with the Company (or any affiliate of Company or any successor thereof); (b) a material reduction in employee’s annualized cash and benefits compensation opportunity, which shall include officer’s base compensation, officer’s annual target bonus opportunity and officer’s aggregate employee benefits, as in effect immediately prior to a Termination of Employment; or (c) the relocation of the officer to an office or location which would increase his daily commute distance by more than 50 miles (one-way) from the location at which the officer normally performed employee’s services immediately prior to the Termination of Employment, except for travel reasonably required in the performance of the officer’s responsibilities or the officer being required to travel away from the his office in the course of discharging the his responsibilities or duties hereunder significantly more (in terms of either consecutive days or aggregate days in any calendar year) than was required of the officer prior to the Termination of Employment. Notwithstanding the foregoing, in the case of the officer’s allegation that his Termination of Employment was due to a Good Reason termination: (i) officer shall provide notice to the Company of the event alleged to constitute a Good Reason termination within 90 days of the occurrence of such event, and (ii) the Company shall be given the opportunity to remedy the alleged Good Reason termination event within 10 calendar days from receipt of notice of such allegation.

•	“Termination of Employment” means a separation from service within the meaning of Treasury regulation Section 1.409A-1(h).

The preceding description of the Severance Plan is a summary and should be read in conjunction with, and is qualified in its entirety by reference to, the full text of the Severance Plan, which was filed with the SEC as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on August 9, 2010.

Change in Control Agreements

On May 4, 2010, the Board approved, and the Company entered into, Change in Control Agreements with the Company’s officers, including all of the Named Executive Officers. Under the Change in Control Agreement, if an officer, including a Named Executive Officer, suffers a Termination Event (as defined below) during the 18 month period following a Change in Control (as defined below), or the Protection Period, the officer, including a Named Executive Officer, is entitled to, among other things, the following:

Position	Lump Sum Severance Payment	Severance Benefit Period
Chief Executive Officer	2.5 times annual base salary + Bonus (as defined in the Change in Control Agreement)	30 months
Direct Officer Reports to the Chief Executive Officer and Senior Vice Presidents	2 times annual base salary + Bonus	24 months
Vice Presidents	1 times annual base salary + Bonus	12 months

In addition to the Severance Benefits, consisting of the Lump Sum Severance Payment noted above, together with health and dental benefits coverage for the stated Severance Benefit Period for the Named Executive Officer and their dependents following termination, the officer, including a Named Executive Officer, would be paid for all amounts owed to him as of the date of termination, including among other things, accrued and unpaid salary, reimbursement of business expenses, accrued vacation pay, plus any vested and unpaid annual cash performance award, plus any pro-rata portion of his annual cash incentive award for the year in which he was terminated. Further, all outstanding equity awards and incentive compensation awards held by the officer, including a Named Executive Officer, under any of the Equity Plans would become immediately vested and exercisable upon the occurrence of a Change in Control.

The Severance Benefits are payable on the 60th day following the officer’s termination and are conditioned upon the officer’s execution and delivery of a customary release agreement in favor of the Company and certain affiliated parties. In addition to customary release language, the release agreement includes a non-compete provision applicable for a certain period following termination. If the officer elects to accept employment with a Company competitor listed in the Change in Control Agreement or otherwise breaches the non-compete provisions, the officer will be required to re-pay certain of the Severance Benefits payable under the Change in Control Agreement and the Company shall be entitled to cease providing any health and dental benefit coverage on a prospective basis.

In addition to the cash payment and benefits describe above, any outstanding equity awards and incentive compensation awards held by the officer under any MetroPCS equity incentive compensation plans will immediately vest and become exercisable upon the closing of a transaction in which a Change in Control occurs (without regard to any termination of employment). In addition, any annual cash performance awards attributable to each officer will immediately vest and be deemed earned in full at the target level as of the date of the completion of a transaction in which a Change in Control occurs without regard to any applicable performance cycle, restriction or condition being completed or satisfied or without regard to any termination of employment. Such vesting and payment is not conditioned on a termination of employment after the completion of such transaction.

The benefits payable to the officer under the Change in Control Agreements are in lieu of any other payments or benefits payable under any other severance plan, policy or arrangement maintained by the Company, including the Severance Plan.

For the purposes of the Change in Control Agreements, the following terms have the following meanings:

•

“Change in Control” means the occurrence of one of the following: (i) A “change in the ownership of the Company” which shall occur on the date that any or group acquires more than 50% of our common stock, other than transactions by us or by one of our affiliates, our employee benefit plans, acquisitions by current investors or by an underwriter; (ii) a “merger of the Company” which shall occur on the date a merger, reorganization, or other similar business combination results in our current equity holders owning less than 50% of the combined voting power of our equity securities following the transaction; (iii) A “change in the effective control of the Company” which shall occur on the date that either (a) any person or group acquires ownership of the common stock possessing more than 35% of the total voting power of our common stock, unless such an acquisition was conducted by one of our employee benefit plans, our investors for financing purposes, any merger or acquisition with a company-controlled entity, or an underwriter, or (b) the majority of the members of our Board of Directors are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of directors prior to such appointment or election; or (iv) A “change in the ownership of a substantial portion of the Company’s assets” which shall occur on the date that any person or group acquires 40% or more of the fair market value of our assets.

•	“Cause” has the same meaning as set forth above with respect to the Severance Plan.

•

“Disability” means an inability to perform the officer’s material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365 day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent.

•	“Good Reason” has the same meaning as set forth above with respect to the Severance Plan.

•

“Termination Event” means the employee’s “separation from service” with the Company within the meaning of Treas. Reg Section 1.409A-1(h)(1)(ii) either: (i) by the Company or its successor without Cause, excluding terminations due to the employees death or Disability; (ii) by the Company or its successor as a condition to the consummation of (or entry into, provided the transaction is consummated) the Change in Control transaction; or (iii) by the employee for Good Reason.

The preceding description is a summary of the Change in Control Agreements and should be read in conjunction with and is qualified in its entirety by reference to, the full text of the form of Change in Control Agreement which was filed with the SEC as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q, filed on August 9, 2010.

Change in Control Provision within the Equity Plans

The Equity Plans also contain certain change in control provisions. We have change in control provisions in our Equity Plans to ensure that if our Company experiences a change in control our executives and other key employees who have received awards under such Equity Plans will remain with the Company through any change in control event.

The 1995 Plan

Under our 1995 Plan, in the event of a “Corporate Transaction,” defined as a stockholder-approved merger or consolidation transferring greater than 50% of the voting power of our outstanding securities to a person(s) different from the persons holding those securities immediately prior to such transaction, or a stockholder approved disposition of all or substantially all of our assets in complete liquidation or dissolution, the following occurs with respect to stock options granted under the 1995 Plan:

•

Each outstanding option automatically accelerates so that each option becomes fully exercisable for all of the shares of common stock at the time subject to such option immediately prior to the corporation transaction;

•	All outstanding repurchase rights automatically terminate and the shares of common stock subject to those terminated rights immediately vest in full;

•

Immediately following a corporate transaction, all outstanding options terminate and cease to be outstanding, except to the extent assumed by the successor corporation and thereafter adjusted in accordance with the 1995 Plan; and

•

In the event of an “involuntary termination” of an optionee’s “service” with us within 18 months following a corporate transaction, any fully-vested options issued to such holder remain exercisable until the earlier of (i) the expiration of the option term, or (ii) the expiration of one year from the effective date of the involuntary termination.

On May 4, 2010, the Board adopted and approved amendments to all outstanding stock option award agreements under our 1995 Plan to modify the definition of “Corporate Transaction” as defined in the 1995 Plan to include the following:

•

Any “person” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act) other than (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, (C) or any Affiliate, (D) a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company, or (E) an underwriter temporarily holding securities pursuant to an offering of such securities (a “Person”), becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding;

•

A merger or consolidation transferring greater than 50% of the voting power of our outstanding securities to a person or persons different from the persons holding those securities immediately prior to such transaction;

•	The disposition of all or substantially all of our assets, other than to the current holders of 50% or more of the voting power of our voting securities; or

•	The disposition of all or substantially all of our assets in a complete liquidation or dissolution.

Individuals who, as of the effective date, constitute the incumbent Board cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date whose election by the Board, was approved by a vote of at least a majority of the directors then comprising the incumbent Board shall be considered as though such individual were a member of the incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.

The 2004 Plan

Under our 2004 Plan, unless otherwise provided in an award or the award agreement, if certain events in the definition of a “Change of Control,” including consummation of any merger, organization, business combination or consolidation of us or one of our subsidiaries transferring greater than 50% of the voting power of our outstanding securities to a person(s) different from the persons holding those securities immediately prior to such transaction, the disposition of all or substantially all of our assets, other than to current holders of 50% or more of the voting power of our voting securities, and the approval by the stockholders of a plan of complete liquidation or dissolution occurred, then the following would result:

•	All options and stock appreciation rights then outstanding become immediately vested and fully exercisable;

•

All restrictions and conditions of all restricted stock and phantom stock then outstanding are deemed satisfied, and the restriction period or other limitations on payment in full with respect thereto are deemed to have expired, as of the date of the Change of Control; and

•

All outstanding performance awards and any other stock or performance-based awards, which would include our annual cash performance awards, become fully vested, deemed earned in full and are to be promptly paid to the participants as of the date of the Change of Control.

On May 4, 2010, the Board adopted and approved new award agreements and amendments to all outstanding stock option and restricted stock award agreements under the 2004 Plan. The events which would cause a Change of Control to occur for all awards outstanding under the 2004 Plan were modified to include the following as follows:

•

Any “person” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act) other than (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, (C) or any Affiliate, (D) a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company, or (E) an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding;

•

A merger, organization, business combination or consolidation of us or one of our subsidiaries transferring greater than 50% of the voting power of our outstanding securities to a person or persons different from the persons holding those securities immediately prior to such transaction;

•	The disposition of all or substantially all of our assets, other than to the current holders of 50% or more of the voting power of our voting securities; or

•	The approval by the stockholders of a plan for the complete liquidation or dissolution.

Individuals who, as of the effective date of the 2004 Plan, constitute the incumbent Board cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date whose election by the Board, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.

Additionally, under the 2004 Plan, if approved by our Board prior to or within 30 days after such a Change of Control, the Board has the right for a 45-day period immediately following the Change of Control to require all, but not less than all, participants to transfer and deliver to us all awards previously granted to the participants in exchange for an amount equal to the cash value of the awards.

The 2010 Plan

The 2010 Plan was adopted by the Board on March 4, 2010 subject to stockholder approval and was approved by the majority of our stockholders at the 2010 Annual Meeting of Stockholders. Under our 2010 Plan, unless otherwise provided by the Committee, upon an event of a Change of Control (as defined below):

•	All outstanding options, stock appreciation rights and restricted stock units shall immediately become fully vested and exercisable in full;

•	The restriction period of any restricted stock or phantom stock then outstanding shall immediately be deemed satisfied and the restrictions shall expire; and

•	The performance goals established under any Performance Award will be deemed to have been met in full for all performance periods.

The 2010 Plan defines a change of control to include:

•

A “change in the ownership of the Company,” which shall occur on the date that any person or group acquires more than 50% of our common stock, other than transactions by us or by one of our affiliates, our employee benefit plans, acquisitions by current investors or by an underwriter;

•

A “merger of the Company,” which shall occur on the date a merger, reorganization, or other similar business combination results in our current equity holders owning less than 50% of the combined voting power of our equity securities following the transaction;

•

The “change in the effective control of the Company,” which shall occur on the date that either (a) any person or group acquires ownership of the common stock possessing more than 35% of the total voting power of our common stock, unless such an acquisition was conducted by one of our employee benefit plans, our investors for financing purposes, any merger or acquisition with a company-controlled entity, or an underwriter, or (b) the majority of the members of our Board of Directors are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of directors prior to such appointment or election; or

•	A “change in the ownership of a substantial portion of the Company’s assets,” which shall occur on the date that any person or group acquires 40% or more of the fair market value of our assets.

Payment of an award needs to comply with Section 409A of the Code in order to prevent a 20% excise tax from being imposed on such an award. A “Change of Control” above shall be defined as an event specifically noted within Section 409A of the Code or the regulations thereto.

Under the 2010 Plan, the Compensation Committee also has the authority and the discretion to cash out awards in the forty-five day period following a change of control; the 2010 Plan provides for various methods of calculating the fair market value of an award prior to cash out depending on the type of change of control that has occurred.

The table below describes and quantifies the incremental compensation that would be payable by the Company to each Named Executive Officer in the event of a change in control or a termination of employment. For the purposes of the following table, the change in control or termination of employment is assumed to have occurred on December 31, 2012, the last business day of fiscal year 2012. Payments for change in control or termination of employment arise out of the Company’s Equity Plans, Severance Plan, and Change in Control agreements. For more information on these plans and agreements and the specific events that result in payments in connection with a change in control or termination of employment, see above under “Severance Pay Plan,” “Change in Control Agreements,” and “Change in Control Provision within the Equity Plans.” The Severance Plan and the Change in Control Agreements are mutually exclusive and upon a qualifying event that would trigger a termination of employment under both the Severance Plan and the Change in Control Agreements, the officer shall not be entitled to receive payment under both the Severance Plan and the Change in Control Agreement. In such an event, the Change in Control Agreements would govern and no payments would be payable under the Severance Plan.

The analysis contained in this section does not consider or include payments made to the Named Executive Officer with respect to contracts, agreements, plans or arrangements to the extent that they do not discriminate in scope, term or operation, in favor of the Named Executive Officers and that they are generally available to all full-time salaried employees, including any rights or payments under our Equity Plans, health and welfare benefits and group insurance coverage.

Potential Payments upon Change in Control or Termination of Employment

Name	Type of Payment	Severance Plan: Qualifying Termination Event	Change in Control: No Termination Event (1)	Change in Control: Termination Event (2)
Roger D. Linquist	Cash Severance	$6,067,923	$1,337,000	$5,730,000
	Benefits	$17,265		$17,265
	Equity Incentives		$5,176,085	$5,176,085
	Total	$6,085,188	$6,513,085	$10,923,350

Thomas C. Keys	Cash Severance	$2,263,181	$529,200	$2,234,000
	Benefits	$25,660		$25,660
	Equity Incentives		$2,688,347	$2,688,347
	Total	$2,288,841	$3,217,547	$4,948,007

J. Braxton Carter	Cash Severance	$1,972,088	$432,800	$1,947,600
	Benefits	$25,330		$25,330
	Equity Incentives		$2,070,260	$2,070,260
	Total	$1,997,418	$2,503,060	$4,043,190

Mark A. Stachiw	Cash Severance	$1,551,133	$330,750	$1,543,500
	Benefits	$25,660		$25,660
	Equity Incentives		$1,248,254	$1,248,254
	Total	$1,576,793	$1,579,004	$2,817,414

Dennis T. Currier	Cash Severance	$1,002,592	$201,500	$1,023,000
	Benefits	$25,660		$25,660
	Equity Incentives		$560,551	$560,551
	Total	$1,028,252	$762,051	$1,609,211

(1)

Upon a Change in Control, all outstanding unvested stock options and restricted stock attributable to the NEO would immediately vest and any annual cash performance awards attributable to each Named Executive Officer would immediately vest and be deemed earned in full at the target level as of the date of the Change in Control without regard to any applicable performance cycle, restriction or condition being completed or satisfied. Such vesting and payment is not conditioned on a termination of employment. These amounts reflect the value of the unvested outstanding awards of each Named Executive Officer upon an occurrence of a Change in Control. The closing price per share of the Company’s common stock on December 31, 2012, $9.94, was used for the purpose of the valuations. For an example of the nature and amounts of the annual cash performance awards granted to our Named Executive Officers in 2012, see the column entitled “Non-Equity Incentive Plan Compensation” in the “2012 Summary Compensation Table.”

(2)	Upon a Change in Control, in addition to all the awards attributable to the NEO immediately vesting as noted in (1) above, if a resulting termination of employment also occurs, the Named Executive Officer would be entitled to receive the Cash Severance consisting of the Lump Sum Severance Payment described in more detail in “Change in Control Agreements” above, together with the Benefits consisting of certain health and dental benefits. Additionally, if a resulting termination event occurred, each Named Executive Officer would be paid any amounts owed to him as of the date of termination, including among other things, accrued and unpaid salary, reimbursement of business expenses, accrued vacation pay, plus any vested and unpaid annual cash performance award, plus any pro-rata portion of his annual cash incentive award for the year in which he was terminated, which payments are not included in this table.

Effect of the Business Combination

The “Potential Payments upon Change in Control or Termination of Employment” table above represents the estimated benefits the Named Executive Officers would have received pursuant to their change in control agreements had a Change in Control occurred on December 31, 2012. The following paragraphs describe the actual benefits the Named Executive Officers became entitled to receive in connection with the consummation of the Business Combination.

When Messrs. Linquist and Stachiw left the Company upon consummation of the Business Combination, they became entitled to receive the following benefits. Mr. Linquist became entitled to receive: (i) $6,784,830, which represents the value of his outstanding stock options and restricted stock that automatically vested upon consummation of the Business Combination; (ii) $1,390,480, which represents the value of his annual cash performance award that became vested and deemed earned in full at the target level; and (iii) $6,569,190, which represents the value of his Lump Sum Severance Payment and Benefits described above. Mr. Stachiw became entitled to receive: (i) $1,642,158, which represents the value of his outstanding stock options and restricted stock that automatically vested upon consummation of the Business Combination; (ii) $343,950, which represents the value of his annual cash performance award that became vested and deemed earned in full at the target level; and (iii) $1,788,748, which represents the value of his Lump Sum Severance Payment and Benefits described above.

Messrs. Keys, Carter and Currier, whose employment continued after the consummation of the Business Combination, became entitled to receive the following benefits. Mr. Keys became entitled to receive: (i) $3,281,827, which represents the value of his stock options and restricted stock that automatically vested upon consummation of the Business Combination and (ii) $550,350, which represents the value of his annual cash performance award that became vested and deemed earned in full at the target level. Mr. Carter became entitled to receive: (i) $2,765,476, which represents the value of his stock options and restricted stock that automatically vested upon consummation of the Business Combination and (ii) $450,080, which represents the value of his annual cash performance award that became vested and deemed earned in full at the target level. Mr. Currier became entitled to receive: (i) $794,278, which represents the value of his stock options and restricted stock that automatically vested upon consummation of the Business Combination and (ii) $209,560, which represents the value of his annual cash performance award that became vested and deemed earned in full at the target level.

Security Ownership of Principal Stockholders

The following table sets forth information as of May 8, 2013 regarding the beneficial ownership of each class of T-Mobile US, Inc. outstanding capital stock by:

•	each of our directors;

•	each Named Executive Officer;

•	all of our directors and executive officers as a group; and

•	each person known by us to beneficially own more than 5% of the outstanding shares of our common stock.

The beneficial ownership information has been presented in accordance with SEC rules and is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below and except to the extent authority is shared by spouses under applicable law, to our knowledge, each of the persons set forth below has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of common stock used to calculate each listed person’s percentage ownership of each such class includes the shares of common stock underlying options or other convertible securities held by such person that are exercisable or vest within 60 days after May 8, 2013.

	Common Stock Beneficially Owned
	Number	Percentage
Directors and Named Executive Officers (1):
W. Michael Barnes (2)	195,915	*
J. Braxton Carter (3)	896,111	*
Srikant Datar	-
Lawrence H. Guffey	-
Timotheus Höttges	-
Raphael Kübler	-
Thorsten Langheim	-
John J. Legere	-
René Obermann	-
James N. Perry Jr. (4)(5)	15,450,556	2.13%
Teresa A. Taylor	-
Kelvin R. Westbrook	-
Roger D. Linquist (6)	3,399,362	*
Thomas C. Keys (7)	873,779	*
Mark A. Stachiw (8)	216,052	*
Dennis T. Currier (9)	70,000	*
All directors and executive officers as a group (21 persons) (10)	17,416,361	2.40%

Beneficial Owners of More Than 5%:
Deutsche Telekom AG Friedrich-Ebert-Alle 140 53113 Bonn, Germany	535,286,077	73.84%

*	Represents less than 1%

(1)	Unless otherwise indicated, the address of each person is c/o T-Mobile US, Inc., 12920 SE 38th Street, Bellevue, Washington 98006.

(2)	Includes 171,643 shares of common stock issuable upon exercise of options.

(3)	Includes 761,800 shares of common stock issuable upon exercise of options.

(4)	Includes 147,900 shares of common stock issuable upon exercise of options and 12,000 shares of common stock held directly by Mr. Perry. All other shares attributed to Mr. Perry are owned directly by Madison Dearborn Capital Partners IV, L.P. (“MDCP IV”) and Madison Dearborn Partners IV, L.P. (“MDP IV”). Mr. Perry is a Managing Director of the general partner of MDP IV and a limited partner of MDP IV, and therefore may be deemed to share voting and investment power over such shares and therefore to beneficially own such shares. Mr. Perry disclaims any beneficial ownership of such shares, except to the extent of his pecuniary interest in such shares arising from his interests in MDP IV.

(5)	MDCP IV and MDP IV may be deemed to be a “group” under Section 13d-3 of the Exchange Act and the shares held by MDCP IV may be deemed to be beneficially owned by MDP IV, the sole general partner of MDCP IV. As the sole members of a limited partner committee of MDP IV that has the power, acting by majority vote, to vote or dispose of the shares held directly by MDCP IV, Paul J. Finnegan and Samuel M. Mencoff have shared voting and investment power over such shares. Messrs. Finnegan and Mencoff, and MDP IV each disclaims any beneficial ownership of any shares held by MDCP IV, except to the extent of their respective pecuniary interests therein.

(6)	Includes 1,737,000 shares of common stock issuable upon exercise of options, 1,272,362 shares of common stock held directly by Mr. Linquist, and 390,000 shares of common stock held by THCT Partners, LTD, a partnership with which Mr. Linquist is affiliated, may be deemed to be a member of a “group” under Section 13d-3 of the Exchange Act, and may be deemed to share voting and/or investment power with respect to the shares owned by such entities. Mr. Linquist disclaims beneficial ownership of such shares, except to the extent of his interest in such shares arising from his interests in THCT Partners, LTD. Mr. Linquist has dispositive power with respect to the common stock held by THCT Partners, LTD.

(7)	Includes 873,779 shares of common stock issuable upon exercise of options.

(8)	Includes 216,052 shares of common stock issuable upon exercise of options.

(9)	Includes 70,000 shares of common stock issuable upon exercise of options.

(10)	Includes shares beneficially owned by our directors and current executive officers.

TRANSACTIONS WITH RELATED PERSONS AND APPROVAL

Under SEC rules, we must disclose certain transactions, since the beginning of the last fiscal year or currently proposed transactions, in which (a) the Company is a participant (b) the amount involved exceeds $120,000 and (c) a director, executive officer, director nominee (or an immediate family member of any of the foregoing) or a holder of greater than 5% of our common stock has a direct or indirect material interest.

Fiscal 2012 Transactions

Corey A. Linquist co-founded the Company and is the son of Roger D. Linquist, who served as our Chief Executive Officer and Chairman of our Board prior to the consummation of the Business Combination. From January 2001 until the consummation of the Business Combination, Mr. Corey Linquist served as our Vice President and General Manager, Sacramento. In 2012, we paid Mr. Corey Linquist $302,483 in base salary and an annual cash performance award payment for 2012 of $140,200, and we granted him options (with a ten-year term) to purchase up to 30,000 shares of our common stock at an exercise price of $9.55 per share (which exercise price has not been adjusted to give effect to the reverse stock split effected in connection with the Business Combination). Additionally, we awarded Mr. Linquist 15,000 shares of restricted stock in 2012.

Phillip R. Terry is the son-in-law of Roger D. Linquist, who served as our Chief Executive Officer and Chairman of our Board prior to the consummation of the Business Combination. From March 2009 until the consummation of the Business Combination, Mr. Terry served as our Senior Vice President, Corporate Marketing. Mr. Terry previously served as our Vice President of Corporate Marketing from December 2003 to February 2009. In 2012, we paid Mr. Terry $289,536 in base salary, and an annual cash performance award payment for 2012 of $211,300, and we granted him options (with a ten-year term) to purchase 45,000 shares to acquire our common stock at an exercise price of $9.55 per share (which exercise price has not been adjusted to give effect to the reverse stock split effected in connection with the Business Combination). Additionally, we awarded Mr. Terry 15,000 shares of restricted stock in 2012.

A private equity fund advised by Madison Dearborn Partners LLC, was one of our greater than 5% stockholders in 2012. Investment funds advised by Madison Dearborn Partners, LLC own:

•

Less than 20% interest in New Asurion, or Asurion, a company that provides services to our customers, including handset insurance programs. Pursuant to our agreement with Asurion, we bill our customers directly for these services and we remit the fees collected from our customers for these services to Asurion. As compensation for providing this billing and collection service, Asurion paid the Company approximately $11.9 million in fiscal year 2012. Asurion also purchased replacement handsets through our third-party distributor for approximately $32.0 million since January 1, 2012.

•	Less than 20% equity interest in Univision Communications, which we paid approximately $7.8 million in fiscal year 2012 for advertising services.

•	Less than 60% interest in NextG Networks, or NextG, through April 2012. The Company paid NextG approximately $15.9 million for DAS services between January 1, 2012 and April 10, 2012.

Each of these agreements with the Company was negotiated at arms-length, and we believe each represents market terms.

Transactions with Deutsche Telekom

The Business Combination

On April 30, 2013, the transactions contemplated by the Business Combination Agreement by and among Deutsche Telekom, Global, Holding, T-Mobile USA, and MetroPCS were consummated. Pursuant to the terms of Business Combination Agreement:

•

our certificate of incorporation was amended and restated to, among other things, effect a recapitalization that included a reverse stock split pursuant to which each share of common stock outstanding as of the effective time of the reverse stock split, now represents one-half of a share of our common stock;

•

as part of the recapitalization, MetroPCS made a payment in cash, which we refer to as the cash payment, in the aggregate amount of $1.5 billion, without interest (or approximately $4.049 per share pre-reverse stock split of MetroPCS common stock), to the record holders of our common stock immediately following the effective time of the reverse stock split;

•

immediately following the cash payment, Deutsche Telekom’s subsidiary, Holding, transferred to us all of the shares of capital stock of T-Mobile USA in consideration for newly-issued shares of common stock representing approximately 74% of our outstanding common stock on a fully-diluted basis;

•	our name was changed from “MetroPCS Communications, Inc.” to “T-Mobile US, Inc.”; and

•

we and Deutsche Telekom entered into a Stockholder’s Agreement, which we refer to as the Stockholder’s Agreement, which sets forth certain governance and other rights of Deutsche Telecom, as well as certain limits on Deutsche Telekom’s ability to transfer our shares of common stock and engage in certain competitive activities.

In addition, following the closing of the transactions summarized above, the successor to MetroPCS, Inc., a direct wholly-owned subsidiary of MetroPCS, merged with and into its direct wholly-owned subsidiary MetroPCS Wireless, Inc., with MetroPCS Wireless, Inc. continuing as the surviving entity and, immediately thereafter, MetroPCS Wireless, Inc. merged with and into T-Mobile USA, with T-Mobile USA continuing as the surviving entity and our wholly-owned subsidiary. We refer to these transactions collectively as the Business Combination.

Stockholder’s Agreement

Pursuant to the Business Combination Agreement, the Company and Deutsche Telekom entered into a Stockholder’s Agreement at the completion of the transaction. The summary in this section and elsewhere in this Proxy Statement is qualified in its entirety by reference to the Stockholder’s Agreement.

Board Representation

Pursuant to the Stockholder’s Agreement, Deutsche Telekom generally has the right to designate as nominees for election to our Board a number of individuals, each of which we refer to as a Deutsche Telekom designee, equal to the percentage of the our common stock and other capital stock entitled to vote generally in the election of directors beneficially owned by Deutsche Telekom, or stock ownership percentage, multiplied by the number of directors on our Board if there were no vacancies, rounded to the nearest whole number. Pursuant to the Stockholder’s Agreement, each Deutsche Telekom designee must not be prohibited or disqualified from serving as a director on the Company’s Board pursuant to any rule or regulation of the SEC, the NYSE or any other or additional exchange on which securities of the Company are listed or by applicable law. Pursuant to the Stockholder’s Agreement, we and Deutsche Telekom have agreed to use our reasonable best efforts to cause the Deutsche Telekom designees to be elected to our Board. In addition, the Stockholder’s Agreement provides that each committee of the Board shall include in its membership a number of Deutsche Telekom designees in proportion to its stock ownership percentage, rounded to the nearest whole number, except to the extent such membership would violate applicable securities laws or stock exchange rules. However, no committee of the Board may consist solely of directors who are also officers, employees, directors or affiliates of Deutsche Telekom. Deutsche Telekom will have these board designation rights as long as Deutsche Telekom’s stock ownership percentage is 10% or more of the outstanding shares of our common stock.

If at any time the number of Deutsche Telekom designees then serving as directors on our Board or as members of any committee of our Board exceeds the number of Deutsche Telekom designees that Deutsche Telekom is entitled to designate, the Stockholder’s Agreement requires Deutsche Telekom to cause the number of Deutsche Telekom designees then serving as directors on our Board or as members of such committee of the our Board representing such excess to resign immediately as directors or committee members, as applicable.

Under the Stockholder’s Agreement, we and Deutsche Telekom have agreed to use our reasonable best efforts to cause at least three members of our Board to be considered “independent” under SEC and NYSE rules, including for purposes of Rule 10A-3 promulgated under the Exchange Act.

Specified Actions

Pursuant to the Stockholder’s Agreement, as long as Deutsche Telekom beneficially owns 30% or more of the outstanding shares of our common stock, we will not take the following actions without Deutsche Telekom’s prior written consent, which consent Deutsche Telekom may withhold in its sole discretion:

•

create, incur, issue, assume or otherwise become liable for (including through a merger, acquisition or otherwise) or refinance or guarantee any indebtedness (excluding any permitted debt, as defined in the Stockholder’s Agreement) that would result in us and our subsidiaries, on a consolidated basis, having or being liable for indebtedness in an aggregate principal amount that would result in the debt to cash flow ratio, as defined in the Deutsche Telekom notes indenture governing the $11.2 billion notes described in “Financing Arrangements” below, for our most recently ended four full fiscal quarters for which financial statements are available to be greater than 5.25 to 1.0 on a pro forma basis as if the additional indebtedness had been incurred at the beginning of such four-quarter period;

•

take any action or enter into any transaction that would reasonably be expected to result in a breach of or default under any credit agreement, indenture, note or similar instrument or security to which Deutsche Telekom or any of its affiliates is a party or is bound;

•

acquire (including by way of merger, recapitalization, reorganization, liquidation or dissolution) any business, debt or equity interests, operations or assets of any person, or make any investment in or loan to any person, in any single transaction or series of related transactions (excluding the acquisition of products and equipment in the ordinary course of business), for consideration in excess of $1 billion;

•

sell, lease, transfer, encumber (other than permitted liens, as defined in the Stockholder’s Agreement) or otherwise dispose of (including by way of merger, recapitalization, reorganization, liquidation or dissolution) any division, business, or operations of the Company or any of our subsidiaries, or any equity interests of the Company or any of our subsidiaries, in any single transaction or series of related transactions, for consideration in excess of $1 billion;

•	change the size of our Board of Directors;

•

issue any equity or equity-linked securities or other voting securities of the Company or any of our subsidiaries, in any single transaction or series of related transactions, (a) constituting 10% or more of our then outstanding shares of common stock (other than grants of incentive awards to officers or employees of the Company or our subsidiaries that are approved by our board or the applicable committee thereof or issuances of securities to us or any of our wholly-owned subsidiaries) or (b) for the purpose of redeeming or purchasing any indebtedness of the Company held by Deutsche Telekom or its affiliates;

•

except as required in our governing documents, repurchase or redeem any of our equity (or equity-based) securities or any of our non-wholly-owned subsidiaries, or make any extraordinary or in-kind dividend with respect to any of our equity (or equity-based) securities or any such securities of any of our subsidiaries, other than a dividend on a pro rata basis with respect to all of our stockholders, or a dividend to us or any of our wholly-owned subsidiaries; or

•	hire, or terminate without cause, our Chief Executive Officer, or agree to do so.

In addition, we are not permitted to amend our governing documents in any manner that could limit, restrict or adversely affect Deutsche Telekom or its rights under the Stockholder’s Agreement as long Deutsche Telekom beneficially owns 5% or more of the outstanding shares of the Company’s common stock.

Debt Defaults

Pursuant to the Stockholder’s Agreement, we are required to notify Deutsche Telekom any time it is reasonably likely that we will default on any indebtedness with a principal amount greater than $75 million, which we refer to as a potential default. Thereupon, Deutsche Telekom will have the right, but not the obligation, to provide us new debt financing up to the amount of the indebtedness that is the subject of the potential default plus any applicable prepayment or other penalties, on the same terms and conditions as such indebtedness (together with any waiver of the potential default). If Deutsche Telekom elects to provide us with the new debt financing, we must take any actions reasonably requested by Deutsche Telekom (a) to prepare documentation reflecting the terms and conditions of the new debt financing; (b) to repay the indebtedness that is the subject of the potential default; and (c) to take any other action necessary or desirable to avert the potential default.

Information

As long as Deutsche Telekom beneficially owns 10% or more of the outstanding shares of our common stock, we must provide Deutsche Telekom with the following information and consultation rights: (a) Deutsche Telekom will be entitled to consult with our officers with respect to our business and financial matters, including management’s proposed annual operating plans, and upon request, members of management will meet with representatives of Deutsche Telekom at mutually agreeable times and places for such consultation, including to review progress in achieving said plans; (b) we will furnish Deutsche Telekom with such available financial and operating data and other information with respect to our business and properties and the business and properties of our subsidiaries as Deutsche Telekom may reasonably request; and (c) Deutsche Telekom will be entitled to inspect all of our books and records and facilities and properties at reasonable times and intervals.

Subject to the requirements of applicable law, regulations and rules, Deutsche Telekom generally has agreed to, and to cause its representatives and its Deutsche Telekom designees to, keep confidential all of our information and that of our affiliates obtained by Deutsche Telekom and its Deutsche Telekom designees, subject to certain exceptions. Deutsche Telekom also has agreed to cause its controlled affiliates, representatives, and directors on our Board of Directors that are its affiliates to, comply with applicable law regarding insider trading in our securities to the extent any of them is in possession of information of the Company and its affiliates.

Director Consent Rights

During the term of the Stockholder’s Agreement, Deutsche Telekom is not permitted to, and is required to cause the Deutsche Telekom designees then serving as directors on our Board of Directors not to, support, enter into or vote in favor of any transaction between, or involving both (a) the Company and (b) Deutsche Telekom or an affiliate of Deutsche Telekom, unless such transaction is approved by a majority of the directors on our Board, which majority includes a majority of the directors on our Board that are not affiliates of Deutsche Telekom. In addition, Deutsche Telekom has agreed that the directors on our Board that are not affiliates of Deutsche Telekom will direct and make any determinations with respect to the Company’s post-closing actions relating to the adjustment of consideration under the Business Combination Agreement.

Acquisitions of the Company’s Common Stock

Pursuant to the Stockholder’s Agreement, Deutsche Telekom and its affiliates are generally prohibited from acquiring more than 80.1% of the outstanding shares of our common stock unless it makes an offer to acquire all of the then remaining outstanding shares of our common stock at the same price and on the same terms and conditions as the proposed acquisition from all other stockholders of the Company, which is either (a) accepted or approved by the majority of the directors, which majority includes a majority of the directors that are not affiliates of Deutsche Telekom, or (b) accepted or approved by holders of a majority of our common stock held by stockholders other than Deutsche Telekom or its affiliates.

Lock-Up Period

Subject to certain exceptions, Deutsche Telekom is prohibited from transferring any shares of the Company’s common stock during the 18-month period after the closing of the Business Combination.

Transfers of the Company’s Common Stock

Subject to the lock-up period, Deutsche Telekom and its affiliates may freely transfer any shares of our common stock, subject to applicable law, provided that Deutsche Telekom is prohibited from transferring any shares of the Company’s common stock in any other transaction that would result in the transferee’s owning more than 30% of the outstanding shares of the Company’s common stock unless such transferee offers to acquire all of the then outstanding shares of the Company’s common stock at the same price and on the same terms and conditions as the proposed transfer.

Registration Rights

The Stockholder’s Agreement includes certain registration rights for shares of our common stock and debt securities of the Company and its subsidiaries beneficially owned by Deutsche Telekom and acquired in connection with the Business Combination or in the future, which we refer to, collectively, as registrable securities. We must file a shelf registration statement covering all registrable securities within 30 days after the closing, and Deutsche Telekom generally will have the right to request that we file, from time to time, a registration statement or prospectus supplement to a registration statement (a) with respect to equity securities so long as it owns 5% or more of our common stock and (b) with respect to debt securities so long as it holds any debt securities issued by the Company.

Notwithstanding the foregoing, Deutsche Telekom is subject to the following limitations with respect to its registration rights:

•	the expected proceeds from the sale of registrable securities to be included in any requested registration statement or prospectus supplement must be $100 million or greater;

•	with respect to equity securities, Deutsche Telekom must wait 90 days between requests; and

•

we are entitled to postpone and delay, for reasonable periods of time not in excess of 60 days, and in no event more than twice in any 12-month period, the filing or effectiveness of any such requested registration statement or prospectus supplement, if one or more executive officers of the Company determines in good faith that any such filing or the offering or sale of any equity securities thereunder would (a) impede, delay or otherwise interfere with any pending or contemplated material acquisition, disposition, corporate reorganization or other similar material transaction involving the Company, (b) based upon advice from the Company’s investment banker or financial advisor, materially and adversely impede, delay or otherwise interfere with any pending or contemplated financing, offering or sale of any class of securities by the Company, (c) require disclosure of material non-public information which, if disclosed at such time, would not be in the best interests of the Company and its stockholders, or (d) have a material adverse effect on the Company.

In addition, Deutsche Telekom has piggyback registration rights with respect to any offering initiated by the Company or any of our other stockholders. These piggyback registration rights are subject to cutback procedures in the event the piggyback offering is oversubscribed.

Any transferee of Deutsche Telekom who acquires at least 5% of either the registrable equity securities or the registrable debt securities pursuant to a transaction that is not registered under the Securities Act is entitled to enjoy the same registration rights as Deutsche Telekom as long as the registrable securities held by such transferee may not be sold or disposed of pursuant to Rule 144 under the Securities Act without volume limitations at the time when such transferee seeks to exercise its registration rights.

Non-Competition

The Stockholder’s Agreement restricts Deutsche Telekom’s ability to compete with the Company in the United States, Puerto Rico and the territories and protectorates of the United States during the period beginning on the date of the closing of the Business Combination and ending on the date that is two years after the date on which Deutsche Telekom beneficially owns less than 10% of the outstanding shares of the Company’s common stock. Specifically, during such period, neither Deutsche Telekom nor any of its controlled affiliates is permitted to engage in providing wireless telecommunications services through a facilities-based network in the United States, Puerto Rico and the territories and protectorates of the United States, hold licenses from the Federal Communications Commission, or the FCC, related to or necessary to provide such services, act as a reseller, dealer or distributor of such services in the United States, Puerto Rico and the territories and protectorates of the United States, or act as a mobile virtual network operator in the United States, Puerto Rico and the territories and protectorates of the United States. In addition, for the period that commenced at the closing and expiring on the first anniversary of the termination of the trademark license in accordance with its terms, Deutsche Telekom may not manufacture, market or distribute any products or services under, or use in any way, the trademark T-MOBILE in connection with any of the activities described in the previous sentence, other than by the Company and its affiliates in accordance with the terms of the trademark license. The trademark license is more fully described below.

Trademark License

In connection with the completion of the Business Combination, the Company and Deutsche Telekom entered into a trademark license, which we refer to as the trademark license. The summary in this section and elsewhere in this Proxy Statement is qualified in its entirety by reference to the trademark license.

Pursuant to the trademark license, the Company received (a) a limited, exclusive, non-revocable and royalty-bearing license to certain T-Mobile trademarks (including Internet domains) for use in connection with telecommunications and broadband products and services in the United States, Puerto Rico and the territories and protectorates of the United States, (b) a limited, non-exclusive, non-revocable and royalty-bearing license to use certain other trademarks for use in connection with telecommunications and broadband products and services in the United States, Puerto Rico and the territories and protectorates of the United States and (c) free of charge, the right to use the trademark “T-Mobile” as a name for the Company.

Term

The initial term of the trademark license ends on December 31, 2018. The trademark license automatically renews for an additional five year term unless the Company provides notice of its intent not to renew the trademark license. Thereafter, the trademark license automatically renews for subsequent five year periods unless the Company provides 12 months’ notice prior to the expiration of the then-current term. Additionally, the Company may terminate the trademark license at any time upon one year’s prior notice, and Deutsche Telekom can terminate the trademark license if the Company abandons the trademarks licensed thereunder or if the Company commits a material breach. Moreover, Deutsche Telekom may terminate the trademark license under certain conditions if Deutsche Telekom’s ownership in the Company falls below 50% or if there is otherwise a change of control regarding the Company; provided, however, that in such case the parties shall first negotiate in good faith the terms of a new license agreement.

Royalty

The Company is obligated to pay Deutsche Telekom a royalty in an amount equal to 0.25%, which we refer to as the royalty rate, of the net revenue generated by products and services sold by the Company under the licensed trademarks. “Net revenues” includes all revenues generated by the Company in connection with the sale of products and services using the licensed trademarks, including inbound roaming revenue earned by the Company, but products and services sold by the Company under the MetroPCS brand or trademarks owned by the Company are excluded from the net revenue so long as licensed trademarks are not used in conjunction therewith, other than to non-prominently refer to the name of the Company. On the fifth anniversary of the trademark license, the Company and Deutsche Telekom have agreed to adjust the royalty rate to the royalty rate found under similar licenses for trademarks in the field of wireless telecommunication, broadband and information products and services in the territory through a binding benchmarking process.

Quality Control Requirements

The trademark license contains certain quality control requirements, branding guidelines and approval processes that the Company is obligated to maintain. For instance, the Company is obligated to use the licensed trademarks in accordance with the Deutsche Telekom trademark standards and guidelines and Deutsche Telekom has the right to review representative samples of products that use the licensed trademarks. Further, Deutsche Telekom must approve each advertising campaign that uses the licensed trademarks, whether in print, online or on television. Additionally, the trademark license established a brand advisory committee comprising two representatives from the Company and two representatives from Deutsche Telekom. The brand advisory committee’s purpose is to implement the trademarks standards and guidelines and establish procedures for approving advertising campaigns.

Renegotiation

The Company and Deutsche Telekom are obligated to negotiate a new trademark license in any of the following events: (a) Deutsche Telekom has 50% or less of the voting power of the outstanding shares of capital stock of the Company or (b) any third party owns or controls, directly or indirectly, 50% or more of the voting power of the outstanding shares of capital stock of the Company, or otherwise has the power to direct or cause the direction of the management and policies of the Company. If the Company and Deutsche Telekom fail to agree on a new trademark license, either we or Deutsche Telekom may terminate the trademark license and such termination shall be effective, in the case of clause (a) above, on the third anniversary after notice of termination and, in the case of clause (b) above, on the second anniversary after notice of termination.

Wind Down

We have the right to continue to sell products under the licensed trademarks for a period of one year after termination or expiration of the trademark license. Additionally, MetroPCS has the right to continue to use advertising materials bearing the licensed trademarks for a period of up to six months after termination or expiration of the trademark license.

Indemnification and Liability Limits

Deutsche Telekom is obligated to indemnify the Company against trademark infringement claims with respect to certain licensed T-Mobile trademarks and has the right (but not the obligation) to indemnify us against trademark infringement claims with respect to certain other licensed trademarks. If Deutsche Telekom chooses not to defend the Company against trademark infringement claims with respect to certain other licensed trademarks, the Company has the right to defend itself against such claim. The Company is obligated to indemnify Deutsche Telekom against third party claims due to the Company’s advertising or anti-competitive use by the Company of the licensed trademarks. Except for indemnification obligations and intentional misconduct, the liability of the Company and Deutsche Telekom is limited to EUR 1 million per calendar year.

Financing Arrangements

The Business Combination was financed in part by the issuance of senior unsecured notes in an aggregate principal amount of $14.7 billion, as follows:

•

$11.2 billion of senior unsecured notes, which we refer to as the Deutsche Telekom notes, issued by T-Mobile USA (which as a result of the Business Combination became our wholly-owned subsidiary) to Deutsche Telekom to refinance certain intercompany indebtedness owed by T-Mobile USA and its subsidiaries to Deutsche Telekom and its subsidiaries (excluding T-Mobile USA and its subsidiaries); and

•

$3.5 billion of senior unsecured notes, which we refer to as the $3.5 billion notes, issued by MetroPCS Wireless, Inc. (which in connection with the Business Combination was merged with and into T-Mobile USA) to third-party investors.

In addition to the notes issued to finance the Business Combination, Deutsche Telekom made available for the benefit of T-Mobile USA, on the closing date of the transaction, a revolving unsecured credit facility with a maximum principal amount of $500 million, which we refer to as the working capital facility.

The $3.5 Billion Notes

On March 8, 2013, MetroPCS Wireless, Inc. agreed to sell in an unregistered private offering $1.75 billion in aggregate principal amount of its 6.250% Senior Notes due 2021 and $1.75 billion in aggregate principal amount of its 6.625% Senior Notes due 2023, which together constitute the $3.5 billion notes referred to above. The $3.5 billion notes were purchased by third party investors on March 19, 2013. A portion of the net proceeds from the sale of the $3.5 billion notes was used to repay the amount outstanding under MetroPCS Wireless, Inc.’s existing senior credit facility, to pay liabilities under related interest rate protection agreements, and to pay other related fees and expenses. The remaining proceeds from the sale of the $3.5 billion notes were available for general corporate purposes. Under the terms of the Business Combination Agreement, Deutsche Telekom agreed to backstop the sale of the $3.5 billion notes to third party investors. Because these notes were sold to third party investors prior to the closing of the Business Combination, Deutsche Telekom’s backstop obligation was relieved. As contemplated by the Business Combination Agreement, T-Mobile USA paid Deutsche Telekom a commitment fee equal to 50 basis points on its $3.5 billion backstop commitment in connection with the consummation of the Business Combination.

The foregoing summary of the $3.5 billion notes does not purport to be complete and is subject to, and qualified in its entirety by, the Indenture, dated as of March 19, 2013 among MetroPCS Wireless Inc., MetroPCS, Inc., the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee, as supplemented by the First through Second Supplemental Indentures, which are filed as Exhibits 4.1, 4.2 and 4.4 to our Current Report on Form 8-K filed March 22, 2013.

The Deutsche Telekom Notes

On April 28, 2013, T-Mobile USA (which became our wholly-owned subsidiary as a result of the Business Combination) issued $11.2 billion in aggregate principal amount of senior unsecured notes, which together constitute the Deutsche Telekom notes referred to above, to Deutsche Telekom pursuant to an indenture between T-Mobile USA, the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee. The Deutsche Telekom notes are unsecured but are guaranteed by the Company and by all of T-Mobile USA’s wholly-owned domestic restricted subsidiaries (other than certain designated special purpose entities, a certain reinsurance subsidiary and immaterial subsidiaries), all of T-Mobile USA’s restricted subsidiaries that guarantee certain of T-Mobile USA’s indebtedness, and any future subsidiary of the Company that directly or indirectly owns any of T-Mobile USA’s equity interests.

The Deutsche Telekom notes have tenors ranging from six to ten years. In addition, the Deutsche Telekom notes are divided into (i) five series of senior unsecured notes with interest rates that remain constant through maturity, which we refer to as the non-reset notes, and (ii) five series of senior unsecured notes with interest rates that will be reset two years (in the case of the six and seven year tenor series), two and a half years (in the case of the eight and nine year tenor series) or three years (in the case of the ten year tenor series) after the issue date thereof. The no-call period with respect to each series of non-reset notes ranges from two to five years after the issuance thereof. The no-call period with respect to each series of reset notes ranges from four to six years after the issuance thereof, which is two or three years after the applicable reset date of such series. Each series of Deutsche Telekom notes has an initial aggregate principal amount of $1.25 billion, except that each of the two series of Deutsche Telekom notes with a tenor of ten years has an initial aggregate principal amount of $600 million.

The interest rates applicable to the reset notes and the non-reset notes were determined at the closing of the Business Combination. The interest rate applicable to the reset notes will be reset at the applicable time, according to a formula, the first component of which is a reference yield which is based upon (i) three indices of high-yield bonds issued by telecommunications companies (50% weight (or 2/3s weight, if qualifying securities of the type described in either (but not both) of the following clauses (ii) and (iii) are not available at the time of calculation, or 100% weight, if qualifying securities of the type described in both of the following clauses (ii) and (iii) are not available at the time of calculation)), (ii) the prices of comparable bonds issued by Sprint Nextel Corporation or any successor or assign thereof (25% weight (or 1/3 weight, if qualifying securities of the type described in the following clause (iii) are not available at the time of calculation or zero weight if qualifying securities of the type described in this clause (ii) are not available at the time of calculation)) and (iii) the prices of T-Mobile USA’s debt securities (25% weight (or 1/3 weight, if qualifying securities of the type described in the previous clause (ii) are not available at the time of calculation or zero weight if qualifying securities of the type described in this clause (iii) are not available at the time of calculation)), all as of the applicable time (and provided that the yield of each index, bond or other qualifying security shall be increased (or decreased) for purposes of this calculation by 12.5 basis points per year, calculated to the day, by which the effective tenor of such index, bond or security (calculated as the tenor resulting in the yield to worst) is less than (or greater than) eight years. The reference yield will then be adjusted as follows: (1) plus 50 basis points, (2) plus or minus 12.5 basis points per year, calculated to the day, by which the remaining tenor of the series of notes being repriced is longer or shorter than eight years;

(3) plus 39.7 basis points (in the case of the six-year tenor series), 35.0 basis points (in the case of the seven-year tenor series), 31.6 basis points (in the case of the eight-year tenor series), 28.9 basis points (in the case of the nine-year tenor series), or 26.9 basis points (in the case of the ten-year tenor series).

The indenture governing the Deutsche Telekom notes contains customary events of default, covenants and other terms, including, among other things, covenants that restrict the ability of the issuer and its subsidiaries to, inter alia, pay dividends and make certain other restricted payments, incur indebtedness and issue preferred stock, create liens on assets, sell or otherwise dispose of assets, enter into transactions with affiliates and enter new lines of business. These covenants include certain customary baskets, exceptions and incurrence-based ratio tests. The Deutsche Telekom notes indenture does not contain any financial maintenance covenants.

The foregoing summary of the Deutsche Telekom notes does not purport to be complete and is subject to, and qualified in its entirety by, the Indenture, dated as of April 28, 2013 among T-Mobile USA, the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee, as supplemented by the First through Eleventh Supplemental Indentures, which are filed as Exhibits 4.1 through 4.12 to our Current Report on Form 8-K filed May 2, 2013.

Pursuant to a Noteholder Agreement entered into by T-Mobile USA and Deutsche Telekom upon the closing of the Business Combination, Deutsche Telekom, as holder of the Deutsche Telekom notes, has certain special rights, and is subject to certain special restrictions, that do not apply to other persons who may become holders of those notes, including among other things (i) a more broadly defined change in control put right, (ii) restrictions on its ability to tender Deutsche Telekom notes into a change in control offer following a change in control resulting from a transfer of common stock of the Company by Deutsche Telekom unless all holders of common stock are required or entitled to participate on the same terms, (iii) a right to consent to equity issuances the proceeds of which would be used to redeem notes held by Deutsche Telekom, and (iv) a right to consent to any redemption of the Deutsche Telekom notes held by Deutsche Telekom with the proceeds of any equity issuance by T-Mobile or the combined company.

The foregoing summary of the Noteholder Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Noteholder Agreement, dated as of April 28, 2013, by and among Deutsche Telekom and T-Mobile USA, Inc., which is filed as Exhibit 4.13 to our Current Report on Form 8-K filed May 2, 2013.

The Deutsche Telekom Credit Facility

Upon the closing of the Business Combination, T-Mobile USA and Deutsche Telekom entered into credit agreement pursuant to which Deutsche Telekom has made available to T-Mobile USA a revolving credit facility with a maximum principal amount of $500 million, to be used for working capital and other general corporate purposes, which we refer to as the working capital facility. T-Mobile USA’s obligations under the credit agreement are unsecured but are guaranteed by the Company and each of T-Mobile USA’s wholly-owned domestic restricted subsidiaries (other than certain designated special purpose entities, a certain reinsurance subsidiary and immaterial subsidiaries). The term of the working capital facility is five years after the closing date of the Business Combination.

T-Mobile USA may borrow from time to time under the working capital facility during the term. Outstanding borrowings under the facility bear interest at a variable rate based on the prime rate or eurodollar rate plus a margin ranging from 2.5% to 3.0% (for eurodollar rate loans) or 1.5% to 2.0% (for base rate loans) (depending on T-Mobile USA’s debt to cash flow ratio). At the end of the 5-year term, all amounts outstanding under the working capital facility will be due and payable. Loans under the working capital facility may be prepaid without penalty or premium (other than customary eurodollar breakage costs) at any time.

As contemplated by the Business Combination Agreement, Deutsche Telekom was paid on May 1, 2013 an upfront commitment fee equal to $2,500,000 (0.50% of the amount of the commitment). In addition, the working capital facility requires the payment of additional commitment fees ranging from 0.25% to 0.50% (depending on T-Mobile USA’s debt to cash flow ratio) of the amount of the undrawn commitment, payable quarterly in arrears.

The credit agreement governing the working capital facility contains customary events of default, covenants and other terms, including, among other things, restrictions on payment of dividends and the making of certain other restricted payments, incurrence of indebtedness and issuance of preferred stock, creation of liens on assets, sales or other dispositions of assets, and entry into transactions with affiliates and entry into new lines of business. If Loans are outstanding under the working capital facility, then T-Mobile USA will be required to maintain a debt to cash flow ratio of 4.00 to 1.00, tested quarterly.

The foregoing summary of the Credit Facility does not purport to be complete and is subject to, and qualified in its entirety by, the Credit Agreement, dated as of May 1, 2013, among T-Mobile USA, as Borrower, Deutsche Telekom, as Lender, the other lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as Administrative Agent, which is filed as Exhibit 4.14 to our Current Report on Form 8-K filed May 2, 2013.

MetroPCS Wireless Existing Notes

On December 5, 2012, MetroPCS Wireless, Inc. commenced a consent solicitation, which we refer to as the consent solicitation, seeking to amend the indentures governing its outstanding 7 7/8% Senior Notes due 2018 and 6 5/8% Senior Notes due 2020, which we refer to as the Wireless existing notes, so that, among other things, the consummation of the Business Combination would not be considered a change in control under these indentures. On December 14, 2012, following the receipt of the requisite consents in the consent solicitation, MetroPCS Wireless, Inc., the guarantors named therein and the trustee entered into revised supplemental indentures that govern the Wireless existing notes. Among other things, the revised supplemental indentures modified the definition of “Change in Control” so that the consummation of the Business Combination would not constitute a change in control under the indentures governing the Wireless existing notes.

Under the Business Combination Agreement, Deutsche Telekom had agreed to purchase additional notes from T-Mobile USA in an amount sufficient to satisfy any put obligations with respect to the MetroPCS existing notes in the event that the consent solicitation was not successful. As a result of the consummation of the consent solicitation and the entry into the revised supplemental indentures relating to the Wireless existing notes, Deutsche Telekom’s commitment, pursuant to the Business Combination Agreement, to purchase additional notes in an amount sufficient to satisfy such change of control obligations, was terminated. As contemplated by the Business Combination Agreement, T-Mobile USA paid Deutsche Telekom a commitment fee equal to 50 basis points on its $2.0 billion commitment in connection with the consummation of the Business Combination.

Guarantees

Deutsche Telekom’s Guarantee of Certain T-Mobile USA Obligations to Apple Inc.

Under the Deed of Guarantee, dated March 19, 2013 by Deutsche Telekom in favor of Apple Inc., Deutsche Telekom has agreed to guarantee T-Mobile USA’s obligations to Apple Inc. under certain agreements. Deutsche Telekom’s maximum liability under the guarantee is limited to $300 million, and the guarantee will expire on June 30, 2013. In connection with the guarantee, T-Mobile USA, Inc. agreed to pay Deutsche Telekom certain fees which are expected to amount to, in the aggregate, approximately $800,000.

Deutsche Telekom’s Letter of Credit in Support of T-Mobile USA’s Letter of Credit Facility with US Bank N.A.

On March 29, 2013, Deutsche Telekom agreed to obtain from Deutsche Bank a standby letter of credit for the benefit of U.S. Bank National Association, or US Bank, in the amount of $60 million as support for the obligations of T-Mobile USA under a Credit Agreement between T-Mobile USA and US Bank dated as of March 29, 2013. Under the Credit Agreement, US Bank has made available to T-Mobile USA and its subsidiaries a $100 million letter of credit facility. After May 31, 2013 the standby letter of credit may be increased to $80 million upon written request by T-Mobile USA. Pursuant to the agreement with Deutsche Telekom relating to the standby letter of credit, T-Mobile USA has agreed to indemnify or reimburse Deutsche Telekom for all payments or losses incurred by Deutsche Telekom in relation to any obligation it may assume in obtaining the standby letter of credit. In addition, T-Mobile USA has agreed to pay Deutsche Telekom an annual fee quarterly in arrears of 0.65% of the amount of the standby letter of credit through the term of the standby letter of credit. The standby letter of credit will expire on the earlier of US Bank discharging Deutsche Bank’s obligations to maintain the standby letter of credit, T-Mobile USA’s request of Deutsche Telekom to cancel the standby letter of credit with Deutsche Bank or December 31, 2013.

Other Agreements

The Related Person Transactions described below consist of ongoing arrangements under which the execution of transactions or the provision of services, and the payments related thereto, may vary from period to period or may only occur from time to time, depending on the circumstances of the parties involved and the terms of the applicable arrangements.

Management Agreement, between Deutsche Telekom AG and T-Mobile USA, Inc.

The Management Agreement covers certain international multinational corporation (MNC) services that Deutsche Telekom provides to T-Mobile USA in the MNC segment. These services include sales, business development and account management services, marketing and bid management services, business strategy and IT services, and business solicitation services aimed towards multinational enterprises. The term of the Management Agreement expires on December 31, 2014, but may be terminated by either party on 12 months’ notice. During the first quarter of 2013, T-Mobile USA incurred approximately $942,000 in expenses for Deutsche Telekom’s services under this agreement.

Agreement on Discounts for Inter-Operator Tariffs, between Deutsche Telekom AG and T-Mobile USA, Inc.

This agreement establishes a reciprocal discount scheme for roaming charges between T-Mobile USA and affiliates of Deutsche Telekom (except Croatian Telekom Inc.) based on inter-operator tariffs to be paid by the Home Public Mobile Network operator to the Visited Public Mobile Network operator according to their respective international roaming agreements. The agreement will expire on June 30, 2014, unless earlier terminated in accordance with the terms of the agreement. During the first quarter of 2013, T-Mobile USA received approximately $2.9 million in net revenue and incurred approximately $1.0 million in net expenses under this agreement.

Discount Agreement between Croatian Telecom Inc. and T-Mobile USA, Inc.

The Discount Agreement establishes a reciprocal discount scheme between T-Mobile USA and Croatian Telecom Inc., a majority-owned subsidiary of Deutsche Telekom, for roaming charges based on inter-operator tariffs to be paid by the Home Public Mobile Network operator to the Visited Public Mobile Network operator under an international roaming agreement between T-Mobile USA and Croatian Telecom Inc. The agreement will expire on June 30, 2014, but may be terminated earlier by either party upon six months’ prior written notice. During the first quarter of 2013, T-Mobile USA received approximately $14,000 in net revenue and incurred approximately $2,000 in net expenses under this agreement.

Agreement on Commercial Roaming Broker Services between Deutsche Telekom AG and T-Mobile USA, Inc.

Under this agreement Deutsche Telekom and T-Mobile USA provide services to each other to fulfill the obligations of group discount contracts that Deutsche Telekom enters into from time to time with GSM network/service operators for the benefit of T-Mobile USA. This agreement has an indefinite term, but a decision is made by September 30th of each year whether to participate in the broker relationship for the following calendar year, and the scope of roaming partners in which Deutsche Telekom is entitled to negotiate for T-Mobile USA’s benefit. During the first quarter of 2013, T-Mobile USA received approximately $11.0 million in net revenue and incurred approximately $5.0 million in net expenses for roaming usage delivered by, or provided to, third-party operators under this agreement.

Frame Agreement for the Provision and Marketing of “Mobile Device Management” between Deutsche Telekom AG and T-Mobile USA, Inc.

Pursuant to the Frame Agreement for the Provision and Marketing of “Mobile Device Management,” Deutsche Telekom grants to T-Mobile USA the right to market, resell, and license certain mobile device management services and agrees to provide support related to these services. The initial term of the agreement will expire on January 7, 2015 and will automatically renew for additional one-year terms, unless earlier terminated in accordance with the terms of the agreement. During the first quarter of 2013, T-Mobile USA did not incur any expenses for Deutsche Telekom’s services under this agreement.

Framework Agreement for the Provision and Marketing of “Global Corporate Access” between Deutsche Telekom AG and T-Mobile USA, Inc.

Pursuant to the Framework Agreement for the Provision and Marketing of “Global Corporate Access,” Deutsche Telekom provides a specific global corporate access service, based on products offered by iPass Inc., and WiFi network access services to T-Mobile USA for the purpose of resale to T-Mobile USA’s business customers in the U.S. The initial terms of the agreement will expire on February 28, 2015 and will automatically renew for additional one-year terms, unless earlier terminated in accordance with the terms of the agreement. During the first quarter of 2013, T-Mobile USA incurred approximately $32,700 in expenses for Deutsche Telekom’s services under this agreement.

Addendum Number 1 to the Frame Agreement for the Supply of Software and Associated Services, among Deutsche Telekom AG, Origo Networks Corp. (d/b/a AppDirect Inc.), and T-Mobile USA, Inc.

The Addendum Number 1 (the “Addendum”) to the Frame Agreement for the Supply of Software and Associated Services (the “Frame Agreement”) constitutes a purchase order under the Frame Agreement for the implementation by AppDirect of a business services application platform for certain of T-Mobile USA’s business customers, which will be hosted and maintained by Deutsche Telekom. Among other obligations, Deutsche Telekom is responsible for the payment to AppDirect of a one-time implementation fee of $150,000 on behalf of T-Mobile USA. The initial term of the Addendum expires on April 30, 2016 and will automatically renew for two successive periods of one year each, unless earlier terminated in accordance with the terms of the Addendum.

Joint Marketing Agreement, among Deutsche Telekom AG, Choochee, Inc., and T-Mobile USA

Under the Joint Marketing Agreement, Deutsche Telekom has agreed to fund, and T-Mobile USA has agreed to develop and implement with Choochee, Inc., a wholly-owned subsidiary of Deutsche Telekom, joint marketing initiatives to market and sell T-Mobile branded Choochee products, consisting mainly of cloud based services such as VOIP, to T-Mobile USA’s B2B small business customers. Pursuant to the agreement, T-Mobile USA also grants Choochee a limited, non-exclusive, revocable, royalty-free sub-license to use and reproduce marks licensed by T-Mobile USA. The agreement expires on March 13, 2015, unless earlier terminated in accordance with the terms of the agreement.

Telecom Master Services Agreement, between Deutsche Telekom North America, Inc. and T-Mobile USA, Inc.

Pursuant to the Master Services Agreement, Deutsche Telekom North America, a wholly-owned subsidiary of Deutsche Telekom, provides international long distance and IP transit (internet connectivity) services to

T-Mobile USA. The Master Services Agreement will remain in effect for so long as there remain statements of work pending. During the first quarter of 2013, T-Mobile USA incurred approximately $16.2 million in expenses for Deutsche Telekom North America’s services under this agreement.

Amended and Restated Application Service Provider Agreement, between T-Systems North America Inc. and T-Mobile USA, Inc.

T-Systems is a wholly-owned subsidiary of Deutsche Telekom. Pursuant to the Service Provider Agreement, T-Mobile USA is permitted to use certain e-bidding tools for construction bids on certain facilities. The initial term of the Services Agreement with T-Systems ended in 2006, but automatically renews for successive one year terms, unless either party gives 30 days’ notice prior to the end of the term. During the first quarter of 2013, T-Mobile USA did not incur any expenses for T-System’s services under this agreement.

Services Agreement, between T-Systems North America, Inc. and T-Mobile USA, Inc.

The Services Agreement relates to certain IT support services provided by T-Systems to T-Mobile USA. The Services Agreement will remain in effect for so long as there remain statements of work pending, but statements of work may generally be terminated upon 30 days’ notice, except for certain scopes of work in which the parties agree to limit that right. One of the statements of work pertains to providing certain operational support to a T-Mobile USA data center and is set to expire in the first quarter of 2014. In anticipation of negotiating changes to that scope of work in the second quarter of 2013 T-Mobile USA provided T-Systems with an agreement that expires in 2013 which enables T-Systems to negotiate with third parties involved with data center operations. During the first quarter of 2013, T-Mobile USA incurred approximately $15.7 million in expenses for T-System’s services under this agreement.

Master Agreement, between Detecon, Inc. and T-Mobile USA, Inc.

Under the Master Agreement, Detecon, a wholly-owned subsidiary of Deutsche Telekom, provides management consulting services, primarily with regard to customer relationship and channel management. Renewal of this agreement is currently under negotiation. During the first quarter of 2013, T-Mobile USA incurred approximately $1.1 million in expenses for Detecon’s services under this agreement.

Agreement for TIBCO Software Sub-License and Support Services, between T-Systems International GmbH and T-Mobile USA, Inc.

T-Systems International GmbH (“T-Systems International”) is a wholly-owned subsidiary of Deutsche Telekom. Pursuant to this agreement, T-Systems International grants to T-Mobile USA a sublicense to use IT network middleware software licensed by T-Systems International from TIBCO Software B.V. and provides certain support services related thereto. The agreement expires on November 24, 2015. During the first quarter of 2013, T-Mobile USA incurred approximately $3.1 million in expenses under the agreement, which amount constitutes a one-time payment for the sublicense and support services to be provided by T-Systems International during the term of the agreement.

Supply Contracts in connection with the Procurement Joint Venture of Deutsche Telekom AG and France Telecom SA

Deutsche Telekom and France Telecom SA (“FT”) are partners in a procurement joint venture called BuyIn (“BuyIn”), which enters into agreements with unaffiliated, third-party vendors that set forth certain procurement terms. Affiliates of each of Deutsche Telekom and FT may establish a relationship with BuyIn to participate in joint procurement activities. By letter agreement dated January 29, 2012, BuyIn and T-Mobile USA agreed to terms under which T-Mobile USA would have the option to participate in certain joint procurement activities. Through at least July 31, 2013, T-Mobile USA may continue to participate in such joint procurement activities.

T-Mobile USA currently participates in BuyIn’s procurement arrangements with respect to two supply contracts, each of which were entered into between T-Mobile USA and an unaffiliated, third-party vendor. Pursuant to the terms of the applicable supply contract, certain purchases made by T-Mobile USA thereunder require the vendor to provide to T-Mobile USA and BuyIn “purchase vouchers” (which may be used to discount amounts owed for future purchases from the vendor). BuyIn allocates its purchase vouchers to Deutsche Telekom and FT, who may use such vouchers for their own purchases from the vendor. During the first quarter of 2013, T Mobile USA’s aggregate purchases under these supply contracts totaled approximately $600 million.

Insurance Brokerage Services provided by DeTeAssekuranz-Deutsche Telekom Assekuranz-Vermittlungsgesellschaft mbH (DeTeAssekuranz)

DeTeAssekuranz, a wholly-owned subsidiary of Deutsche Telekom, provides certain insurance brokerage services for T-Mobile USA. During the first quarter of 2013, T-Mobile USA incurred approximately $240,000 in expenses for DeTeAssekuranz’s services under this arrangement.

Procedures for Approval of Related Person Transactions

Current Related Person Transaction Policy

Upon the consummation of the Business Combination, we modified our Related Person Transaction Policy, which we refer to as our Related Person Transaction Policy. The Related Person Transaction Policy requires that each of our directors and executive officers and persons (including entities and groups under Section 13(d) of the Exchange Act) who own, or are affiliated with an entity which owns, more than 5% of the Company’s common stock (“5% beneficial owners”), which we refer to as related persons, are expected to disclose the material facts of any proposed or existing transaction, arrangement or relationship that could potentially be considered a related person transaction (as described below) to our General Counsel (or another employee of the Company designated by the General Counsel). In addition, the Company’s accounting department, in consultation with the Company’s legal department, is required to develop and maintain controls and procedures to help identify potential related person transactions, and report any such transactions identified by the controls and procedures to our General Counsel. A related person transaction is any transaction, arrangement or relationship or any series of transactions, arrangements or relationships in which:

•	the Company, or any our subsidiaries, is, was or will be a participant;

•	the aggregate amount involved exceeds, or may be expected to exceed, $120,000; and

•	any related person has, had or will have a direct or indirect material interest.

Under our Related Person Transaction Policy, review and approval of the potential related person transaction is carried out in three steps.

Step one is the review by our General Counsel, or the General Counsel’s designee, of the transaction, arrangement or relationship to determine whether it is a related person transaction. If after this review it is determined that the transaction, arrangement or relationship is a related person transaction, the related person transaction will be submitted to the Audit Committee of our Board of Directors. If the proposed transaction, arrangement or relationship involves our General Counsel, our Chief Financial Officer will undertake the review in step one.

Step two is the review by our Audit Committee, which will review and determine whether to approve or ratify any other related person transaction that is submitted to the Committee under step one. However, if the proposed related person transaction is with Deutsche Telekom or any of its affiliates while the Stockholder’s Agreement is in effect, which we refer to as a controlling stockholder transaction, the Audit Committee, rather than approving or ratifying the controlling stockholder transaction, will determine whether or not to recommend the controlling stockholder transaction for approval by our Board of Directors under step three. In the case of a controlling stockholder transaction, representatives of Deutsche Telekom shall be afforded the opportunity to present to the Audit Committee the background of the controlling stockholder transaction, its rationale, the manner of arm’s length negotiation of the transaction, and such other information as the Deutsche Telekom representatives deem relevant.

Step three involves the review of a controlling stockholder transaction by our Board after receiving the recommendation, and if requested, reasoning of our Audit Committee. As required under the Stockholder’s Agreement, a controlling stockholder transaction is approved only if approved by a majority of the directors of the Company, including a majority of the Non-Affiliated Directors (as defined in the Stockholder’s Agreement).

Under our Related Person Transaction Policy, when considering actual or potential related person transactions, including controlling stockholder transactions, for review, approval, ratification or recommendation to our Board of Directors, our Audit Committee will review all relevant facts regarding the related person transaction in determining whether to approve or ratify the transaction, including, without limitation:

•	the nature of the related person transaction and the terms of the related person transaction, including the amount of consideration payable by or to the related person;

•	the extent of the related person’s interest in the transaction;

•	the business reasons for the Company to enter into the related person transaction;

•	whether the transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties;

•	whether the terms are comparable to those generally available in arms’ length transactions with unaffiliated third parties;

•	whether the related person transaction is consistent with the best interests of the Company; and

•

in the case of any related person transaction involving an outside director of the Company, the potential impact of such related person transaction on such outside director’s independence and the Company’s continued compliance with the requirements under the Exchange Act, the listing rules of the NYSE or any other exchange on which the Company’s securities are traded, or other applicable laws and regulations.

None of the related person transactions with Deutsche Telekom or its affiliates described above was required to be approved in accordance with our current Related Person Transactions Policy because they were entered into prior to or in connection with the consummation of the Business Combination.

Prior to the Business Combination

Prior to consummation of the Business Combination, our written Related Person Transaction Policy, which we refer to as the MetroPCS Related Person Transaction Policy, required that each director, officer and employee involved in a related person transaction notify the Company’s legal department and the Audit Committee, and that each such transaction be approved or ratified by the Audit Committee, except with respect to any “Material Related Person Transaction” (as defined below) that was to be recommended for approval or disapproval by the Audit Committee to the Board. Additionally, all Material Related Person Transactions involving a director would be reviewed and recommended by the Nominating and Corporate Governance Committee to the Board as to whether such transaction would have caused such director to cease being independent under applicable law and regulations, the Company’s corporate governance guidelines then in effect, and NYSE rules, or the special independence requirements to serve on the Audit Committee or the Compensation Committee. A “Material Related Person Transaction” was defined as a related person transaction determined by the Audit Committee to be potentially or actually material to the Company or to any director or officer of the Company, including whether such transaction would have impacted the independence of any outside director.

Under the MetroPCS Related Person Transaction Policy, in determining whether to approve a related person transaction, the Audit Committee was to have considered the following factors, among others, to the extent relevant to the related person transaction:

•	whether the terms of the related person transaction were fair to the Company and on the same basis as would apply if the transaction did not involve a related person;

•	whether there were business reasons and benefits for the Company to enter into the related person transaction;

•

whether the related person transaction would have impaired the independence of an outside director, and whether such transaction was with immediate family members or an entity which was owned or controlled in substantial part by a director; and

•

whether the related person transaction would have presented an improper conflict of interest for any of our directors or executive officers, taking into account the size of the transaction, the overall financial position of the director, executive officer or other related person, the direct or indirect nature of the director’s, executive officer’s or other related person’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.

The compensation arrangements for Corey A. Linquist and Phillip R. Terry described under “Fiscal 2012 Transactions” above were not reviewed and approved under the MetroPCS Related Person Transaction Policy, as these arrangements were considered standing pre-approved transactions under such policy and were reviewed and approved in accordance with MetroPCS processes and procedures related to executive and employee compensation by the legacy MetroPCS Compensation Committee and Board of Directors.

Indemnification

We indemnify our directors and our officers to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to the Company. This is required under our certificate of incorporation, and we have also entered into agreements with our directors and executive officers which require us to indemnify and advance expenses to such directors and executive officers to the fullest extent permitted by applicable law if the person is or threatened to be made a party to any threatened, pending or completed action, suit, hearing, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether formal or informal, governmental or non-governmental, or civil, criminal, administrative or investigative, provided such director or executive officer acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interest of the Company or in a manner otherwise expressly permitted under our certificate of incorporation, bylaws or the Stockholder’s Agreement.

Registration Rights Agreement

In connection with our initial public offering in April 2007, we amended and restated our existing stockholder agreement and renamed it as a registration rights agreement. The stockholder parties to the registration rights agreement are entitled to certain rights with respect to the registration of the sale of such shares under the Securities Act. Under the terms of the registration rights agreement, if we propose to register any of our securities under the Securities Act, either for our own account or for the account of other security holders exercising registration rights, holders who cannot otherwise sell our common stock without restriction are entitled to notice of such registration and are entitled to include shares in the registration. Stockholders benefiting from these rights may also require us to file a registration statement under the Securities Act at our expense with respect to their shares of common stock, and we will be required to use our best efforts to effect such registration. Further, these stockholders may require us to file additional registration statements on Form S-3 at our expense. These rights are subject to certain conditions and limitations, among them the rights of underwriters to limit the number of shares included in such registration. The registration rights agreement shall terminate when all the parties thereto no longer hold any registrable securities or all the parties mutually agree to terminate.

Proposal 2

Ratification of the Appointment of PricewaterhouseCoopers LLP

As Our Independent Registered Public Accounting Firm for Fiscal Year 2013

The Audit Committee has appointed PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2013, subject to ratification by the stockholders of the Company at the 2013 Annual Meeting. Although ratification is not required, the Board is submitting the selection of PricewaterhouseCoopers LLP to our stockholders for ratification as a matter of good corporate governance. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. PricewaterhouseCoopers LLP is considered by management to be well qualified.

Deloitte & Touche LLP audited the legacy MetroPCS financial statements for the fiscal years ended December 31, 2012 and 2011. PricewaterhouseCoopers LLP audited the financial statements of T-Mobile USA, Inc. for its fiscal years ended December 31, 2012 and 2011. The Business Combination was treated as a reverse acquisition for accounting purposes and, as such, the historical financial statements of the accounting acquirer, T-Mobile USA, have become our historical financial statements. The SEC has released guidance that, unless the same accountant reported on the most recent financial statements of both the accounting acquirer and the acquired company, a reverse acquisition results in a change of accountants. Consequently, upon the consummation of the Business Combination, Deloitte & Touche LLP was dismissed as our independent registered public accounting firm and PricewaterhouseCoopers LLP was engaged to be our independent registered public accounting firm for the fiscal year ending December 31, 2013.

Deloitte & Touche LLP’s reports on MetroPCS Communications, Inc.’s financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. In addition, during the Company’s two most recent fiscal years and through the date of this report, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

We have provided Deloitte & Touche LLP with a copy of the foregoing disclosures as contained in Item 4.01 of our Current Report on Form 8-K filed with the SEC on May 2, 2013 and the amendment thereto dated May 8, 2013, and requested that Deloitte & Touche LLP furnish a letter addressed to the SEC stating whether it agreed with the above statements made by the Company. A copy of such letter, dated May 1, 2013, is filed as Exhibit 16.1 to that Current Report on Form 8-K and the amendment thereto, respectively.

As noted above, on May 1, 2013, the Audit Committee of the Company’s Board of Directors formally engaged PricewaterhouseCoopers LLP to be the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2013. PricewaterhouseCoopers LLP was the independent registered public accounting firm that audited T-Mobile USA’s financial statements for the fiscal years ended December 31, 2012 and 2011. During the fiscal years ended December 31, 2012 and 2011, and during the interim period from January 1, 2013 to May 1, 2013, the Company did not consult with PricewaterhouseCoopers LLP in regards to MetroPCS Communication, Inc.’s financial statements, which were audited by Deloitte & Touche LLP, with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any other matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K. Additionally, during the fiscal years ended December 31, 2012 and 2011, and during the interim period from January 1, 2013 to May 1, 2013, no written report or oral advice was provided to the Company by PricewaterhouseCoopers LLP that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

We do not expect representatives of PricewaterhouseCoopers LLP or Deloitte & Touche LLP to be present at the Annual Meeting, to make a statement or to be available to respond to questions.

Audit and All Other Fees

Fees for services provided to legacy MetroPCS by Deloitte & Touche LLP for the fiscal years ended December 31, 2012 and 2011 were as follows (dollars in thousands):

	2012	2011
Audit Fees (1)	$3,675	$3,600
Audit-Related Fees (2)	222	55
Tax Fees (3)	64	551
All Other Fees (4)	5	7

Total Fees	$3,966	$4,213

(1)	Consists of fees for the audits of the legacy MetroPCS consolidated financial statements for the years ended December 31, 2012 and 2011, reviews of the legacy MetroPCS interim financial statements, and auditing the legacy MetroPCS assessment of its compliance with Section 404 of the Sarbanes-Oxley Act as it relates to internal controls over financial reporting.

(2)	Consists of fees for assurance and related services, other than those included in Audit Fees and includes fees in 2012 and 2011 for procedures performed related to legacy MetroPCS’s Business Combination related activities. Fees billed in 2011 also include XBRL agreed upon procedures.

(3)	Consists of fees billed in 2012 and 2011 related to state tax policy analysis, tax credit studies and tax advice.

(4)	Consists of subscription fees billed for the Deloitte Accounting Research Tool and seminar registration fees in 2012 and 2011.

Audit Committee Pre-Approval of Independent Registered Public Accounting Firm Services

In order to assure continued independence of our independent registered public accounting firm, our Audit Committee adopted a policy requiring pre-approval of audit, audit related, and non-audit services performed by our independent registered public accounting firm. The Audit Committee (as then constituted) pre-approved all engagements and fees of Deloitte & Touche LLP presented above.

Required Vote

Ratification of the appointment of our independent registered public accounting firm requires a number of “FOR” votes that is a majority of the votes cast by the holders of our shares of common stock entitled to vote on the proposal at the Annual Meeting. If the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider the appointment but is under no obligation to appoint a different independent registered public accounting firm.

The Board of Directors recommends that you vote

“FOR”

the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2013.

Proposal 3

Approval of the T-Mobile US, Inc.

2013 Omnibus Incentive Plan

On May 1, the Board of Directors approved, subject to stockholder approval, the T-Mobile US, Inc. 2013 Omnibus Incentive Plan, or the 2013 Omnibus Incentive Plan. If the 2013 Omnibus Incentive Plan is approved by our stockholders, it will authorize the issuance of 63,275,000 shares of common stock. The 2013 Omnibus Incentive Plan will replace the 2004 Plan and the 2010 Plan (together, the “Predecessor Plans”), and no new awards will be granted under the Predecessor Plans. Any awards outstanding under the Predecessor Plans on the date of stockholder approval of the 2013 Omnibus Incentive Plan will remain subject to and be paid under the Predecessor Plans, and any shares subject to outstanding awards under the Predecessor Plans that subsequently cease to be subject to such awards (other than by reason of exercise or settlement of the awards in shares) will automatically become available for issuance under the 2013 Omnibus Incentive Plan.

The Board of Directors recommends that stockholders approve the 2013 Omnibus Incentive Plan. The purpose of the 2013 Omnibus Incentive Plan is to enhance the Company’s ability to attract and retain highly-qualified persons to serve as officers, non-employee directors, key employees and consultants and advisors of the Company and to promote greater ownership in the Company by such individuals in order to align their interests more closely with the interests of the Company’s stockholders. Stockholder approval of the 2013 Omnibus Incentive Plan will also enable the Company to grant awards under the 2013 Omnibus Incentive Plan that are designed to qualify for special tax treatment under Section 422 of the Code, and to enable the Company to receive a federal income tax deduction for certain compensation paid under the 2013 Omnibus Incentive Plan under Code Section 162(m).

Under Code Section 162(m), we are generally prohibited from deducting compensation paid to “covered employees” in excess of $1 million per person in any year. “Covered employees” are defined as the principal executive officer and the three other most highly compensated Named Executive Officers (excluding the principal financial officer). Compensation that qualifies as “performance-based” is excluded for purposes of calculating the amount of compensation subject to the $1 million limit. In general, one of the requirements that must be satisfied to qualify as “performance-based” compensation is that the material terms of the performance goals under which the compensation may be paid must be disclosed to and approved by a majority vote of our stockholders, generally at least once every five years. For purposes of Code Section 162(m), the material terms of the performance goals generally include (a) the individuals eligible to receive compensation upon achievement of performance goals, (b) a description of the business criteria on which the performance goals may be based, and (c) the maximum amount that can be paid to an individual upon attainment of the performance goals. By approving the 2013 Omnibus Incentive Plan, stockholders also will be approving the material terms of the performance goals under the 2013 Omnibus Incentive Plan. The material terms of the performance goals for the 2013 Omnibus Incentive Plan are disclosed below under “Summary of the 2013 Omnibus Incentive Plan.” Although stockholder approval of the 2013 Omnibus Incentive Plan will provide flexibility to grant awards under the 2013 Omnibus Incentive Plan that qualify as “performance-based” compensation under Code Section 162(m), we retain the ability to grant awards under the 2013 Omnibus Incentive Plan that do not qualify as “performance-based” compensation under Code Section 162(m).

The following features of the 2013 Omnibus Incentive Plan will continue to protect the interests of our stockholders:

Limitation on terms of stock options and stock appreciation rights.  The maximum term of each stock option and stock appreciation right, or SARs, is ten years.

Limitation on share counting.  Shares surrendered for the payment of the exercise price or withholding taxes under stock options or stock appreciation rights may not again be made available for issuance under the 2013 Omnibus Incentive Plan.

No repricing or grant of discounted stock options.  The 2013 Omnibus Incentive Plan does not permit the repricing of options or stock appreciation rights either by amending an existing award or by substituting a new award at a lower price. The 2013 Omnibus Incentive Plan prohibits the granting of stock options or stock appreciation rights with an exercise price less than the fair market value of the common stock on the date of grant.

Clawback.  Awards granted under the 2013 Omnibus Incentive Plan are subject to any then current compensation recovery or clawback policy of the Company that applies to awards under the 2013 Omnibus Incentive Plan.

Double-trigger acceleration.  Under the 2013 Omnibus Incentive Plan we do not accelerate vesting of awards that are assumed or replaced by the resulting entity after a change in control unless an employee’s employment is also terminated by the Company without cause or by the employee with good reason within one year of the change in control.

Code Section 162(m) Eligibility.  Provides flexibility to grant awards under the 2013 Omnibus Incentive Plan that qualify as “performance-based” compensation under Code Section 162(m).

Dividends.  We do not pay dividends or dividend equivalents on stock options, stock appreciation rights or unearned performance shares.

Summary of the 2013 Omnibus Incentive Plan

The principal features of the 2013 Omnibus Incentive Plan are summarized below. The following summary of the 2013 Omnibus Incentive Plan does not purport to be a complete description of all of the provisions of the 2013 Omnibus Incentive Plan. It is qualified in its entirety by reference to the complete text of the 2013 Omnibus Incentive Plan, which is attached to this proxy statement as Annex A.

Eligibility

Awards may be granted under the 2013 Omnibus Incentive Plan to officers, employees, consultants and advisors of the Company and its affiliates and to non-employee directors of the Company. Incentive stock options may be granted only to employees of the Company or its subsidiaries. As of May 8, 2013, approximately 37,000 employees (including 12 executive officers), 6 non-employee directors and approximately 1,800 consultants and advisors would be eligible to receive grants under the 2013 Omnibus Incentive Plan. However, under the Company’s equity award granting practices, grants would be limited to approximately 650 employees (including executive officers) and non-employee directors.

Administration

The 2013 Omnibus Incentive Plan may be administered by the Board of Directors, or by a committee appointed by the Board or its delegate (each referred to as the “Committee”). The Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards.

Number of Authorized Shares

The number of shares of common stock authorized for issuance under the 2013 Omnibus Incentive Plan is 63,275,000 shares. In addition, as of the date of stockholder approval of the 2013 Omnibus Incentive Plan, any awards then outstanding under the Predecessor Plans will remain subject to and be paid under the Predecessor Plans and any shares then subject to outstanding awards under the Predecessor Plans that subsequently cease to be subject to such awards (other than by reason of exercise or settlement of the awards in shares) will automatically become available for issuance under the 2013 Omnibus Incentive Plan. As of May 8, 2013, 11,471,996 shares of common stock were subject to outstanding awards under the Predecessor Plans. A total of approximately 724,912,508 shares of the common stock were outstanding as of May 8, 2013. The shares of common stock issuable under the 2013 Omnibus Incentive Plan will consist of authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2013 Omnibus Incentive Plan and thereafter are forfeited to the Company, the shares subject to such awards and the forfeited shares will not count against the aggregate number of shares of common stock available for grant under the 2013 Omnibus Incentive Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the 2013 Omnibus Incentive Plan: (a) the payment in cash of dividends or dividend equivalents under any outstanding award, (b) any award that is settled in cash rather than by issuance of shares of Common stock, or (c) awards granted in assumption of or in substitution for awards previously granted by an acquired company. Shares tendered or withheld to pay the option exercise price or tax withholding will continue to count against the aggregate number of shares of common stock available for grant under the 2013 Omnibus Incentive Plan.

Limits on Awards to Non-employee Directors

No more than $400,000 may be granted in equity-based awards during any one year to a non-employee member of the Board of Directors, based on the grant date fair value for accounting purposes in the case of stock options or stock appreciation rights and based on the fair market value of the common stock underlying the award on the grant date for other equity-based awards.

Adjustments

If certain changes in the common stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in the common stock without receipt of consideration by the Company, or if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities for which stock options and other stock-based awards may be made under the 2013 Omnibus Incentive Plan, including the individual award limits for “performance-based” compensation under Code Section 162(m), shall be equitably adjusted by the Company. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs shall be equitably adjusted by the Company.

Types of Awards

The 2013 Omnibus Incentive Plan permits the granting of any or all of the following types of awards:

Stock Options.  Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Committee may grant either incentive stock options, which must comply with Code Section 422, or nonqualified stock options. The Committee sets exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of the common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). As of May 8, 2013, the closing sales prices of the common stock on the New York Stock Exchange was $17.77 per share. Unless the Committee determines otherwise, fair market value means, as of a given date, the closing price of the common stock. At the time of grant, the Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed ten years) and other conditions on exercise.

Stock Appreciation Rights.  The Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the 2013 Omnibus Incentive Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Committee in accordance with the procedures described above for stock options. Exercise of an SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed ten years, and the term of a tandem SAR cannot exceed the term of the related stock option.

Restricted Stock, Restricted Stock Units and Other Stock-Based Awards.  The Committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units, which represent the right to receive shares of the common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Committee. The Committee may also grant other types of equity or equity-based awards subject to the terms of the 2013 Omnibus Incentive Plan and any other terms and conditions determined by the Committee.

Performance Awards.  The Committee may grant performance awards, which entitle participants to receive a payment from the Company, the amount of which is based on the attainment of performance goals established by the Committee over a specified award period of not less than one year. Performance awards may be denominated in shares of common stock or in cash, and may be paid in stock or cash or a combination of stock and cash, as determined by the Committee. Performance awards include annual incentive awards.

No Repricing

Without stockholder approval, the Committee is not authorized to (a) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2013 Omnibus Incentive Plan, such as stock splits, (b) take any other action that is treated as a repricing under generally accepted accounting principles or (c) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, restricted stock units or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Clawback

All cash and equity awards granted under the 2013 Omnibus Incentive Plan will be subject to the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act regarding the recovery of erroneously awarded compensation, any implementing rules and regulations under such act, any policies adopted by the Company to implement such requirements, and any other compensation recovery policies as may be adopted from time to time by the Company.

Performance-Based Compensation under Section 162(m)

Performance Goals and Criteria.  Under Code Section 162(m), we generally are prohibited from deducting compensation paid to our principal executive officer and our three other most highly compensated executive officers (other than our principal financial officer) in excess of $1 million per person in any year. However, compensation that qualifies as “performance-based” is excluded for purposes of calculating the amount of compensation subject to the $1 million limit.

If the Committee intends to qualify an award under the 2013 Omnibus Incentive Plan as “performance-based” compensation under Code Section 162(m), the performance goals selected by the Committee may be based on the attainment of specified levels of one, or any combination, of the following performance criteria for the Company on a consolidated basis, and/or specified subsidiaries or business units, as reported or calculated by the Company (except with respect to the total stockholder return and earnings per share criteria): (a) cash flow; (b) earnings per share, as adjusted for any stock split, stock dividend or other recapitalization; (c) earnings measures; (d) return on equity; (e) total shareholder return; (f) share price performance, as adjusted for any stock split, stock dividend or other recapitalization; (g) return on capital; (h) revenue; (i) income; (j) profit margin; (k) return on operating revenue; (l) brand recognition/acceptance; (m) customer satisfaction; (n) productivity; (o) expense targets; (p) market share; (q) cost control measures; (r) balance sheet metrics; (s) strategic initiatives; (t) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; or (u) and any other business criteria established by the Committee, except that such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income, operating income, etc.).

Performance goals may, in the discretion of the Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative to the performance of one or more comparable companies or indices.

The Committee may determine prospectively at the time that the performance goals are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings).

Limitations.  Subject to certain adjustments for changes in our corporate or capital structure described above, participants who are granted awards intended to qualify as “performance-based” compensation under Code Section 162(m) may not be granted stock options or stock appreciation rights for more than 5,000,000 shares in any calendar year or more than 2,000,000 shares for all share-based awards that are performance awards in any calendar year. The maximum dollar value granted to any participant pursuant to that portion of a cash award granted under the 2013 Omnibus Incentive Plan for any calendar year to any employee that is intended to satisfy the requirements for “performance-based compensation” under Code Section 162(m) may not exceed $10 million for an annual incentive award and $10 million for all other cash-based awards.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

Effect of Change in Control.  Under the 2013 Omnibus Incentive Plan, in the event of a change in control in which outstanding awards are not assumed, converted or replaced by the resulting entity, then upon the change in control all outstanding awards other than performance awards will become fully exercisable, all restrictions will lapse, and such awards will become vested and nonforfeitable, and all performance awards will be deemed to be satisfied and paid at target prorated up to and including the date of the change in control. In the event of a change in control in which outstanding awards are assumed, converted or replaced by the resulting entity, then, to the extent provided in the applicable award agreement, all outstanding awards other than performance awards will become fully exercisable, all restrictions will lapse, and such awards will become vested and nonforfeitable, and all performance awards will be deemed to be satisfied and paid at target (without proration) if, within one year after the change in control the participant’s employment or service is terminated by the Company other than for cause or by the participant for good reason. Notwithstanding the foregoing, in the event of a change in control, all outstanding awards held by non-employee directors will become fully exercisable, all restrictions will lapse, and such awards will become vested and nonforfeitable, and any specified performance goals will be deemed to be satisfied at target.

Definition of Change in Control.  A change in control of the Company generally means the occurrence of any of the following events:

(i)	an acquisition by any individual, entity or group other than Deutsche Telekom and its affiliates of beneficial ownership of 30% or more of either (a) the then outstanding shares of common stock or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (generally excluding any acquisition directly from the Company, any acquisition by the Company, any acquisition by any employee benefit plan of the Company or a related company, or an acquisition pursuant to certain transactions described in paragraph (iii) below);

(ii)	a change in the composition of the Board of Directors such that the incumbent members of the Board of Directors cease to constitute at least a majority of the Board (not including directors whose election, or nomination for election by stockholders, was approved by at least a majority of the incumbent Board); or

(iii)	consummation of a reorganization, merger or consolidation, a sale of all or substantially all of the Company’s outstanding assets or the acquisition of assets or stock of another entity by the Company, unless after such transaction (a) the beneficial owners of common stock and voting securities of the Company immediately prior to the transaction retain at least 50% of such common stock and voting securities of the company resulting from such transaction, (b) no person beneficially owns 30% or more of the then outstanding common stock or voting securities of the company resulting from such transaction except to the extent such ownership existed prior to the transaction, and (c) at least a majority of the members of the board of directors of the company resulting from such transaction were incumbent directors of the Company prior to such transaction;

(iv)	provided, that a change in control will not be deemed to have occurred so long as Deutsche Telekom holds certain governance rights under the Stockholder’s Agreement.

Term, Termination and Amendment of the 2013 Omnibus Incentive Plan

Unless earlier terminated by the Board of Directors, the 2013 Omnibus Incentive Plan will terminate, and no further awards may be granted, ten years after the date on which it is approved by stockholders. The Board may amend, suspend or terminate the 2013 Omnibus Incentive Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of the 2013 Omnibus Incentive Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

New Plan Benefits

A new plan benefits table for the 2013 Omnibus Incentive Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the 2013 Omnibus Incentive Plan if the 2013 Omnibus Incentive Plan was then in effect, as described in the federal proxy rules, are not provided because all awards made under the 2013 Omnibus Incentive Plan will be made at the Committee’s discretion, subject to the terms of the 2013 Omnibus Incentive Plan. Therefore, the benefits and amounts that will be received or allocated under the 2013 Omnibus Incentive Plan are not determinable at this time. The equity grant program for our non-employee directors is described under the Director Compensation section in this Proxy Statement.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2013 Omnibus Incentive Plan generally applicable to the Company and to participants in the 2013 Omnibus Incentive Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options.  A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options.  A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights.  A participant generally will not recognize taxable income upon the grant or vesting of an SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of an SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards.  A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Unrestricted Stock Awards.  Upon receipt of an unrestricted stock award, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid by the participant with respect to the shares.

Other Stock or Cash-Based Awards.  The U.S. federal income tax consequences of other stock or cash-based awards will depend upon the specific terms of each award.

Tax Consequences to the Company.  In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Code Section 409A.  We intend that awards granted under the 2013 Omnibus Incentive Plan comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding.  We are authorized to deduct or withhold from any award granted or payment due under the 2013 Omnibus Incentive Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2013 Omnibus Incentive Plan until all tax withholding obligations are satisfied.

Vote Required

Approval of the 2013 Omnibus Incentive Plan requires a number of “FOR” votes that is a majority of the votes cast by the holders of our shares of common stock entitled to vote on the proposal, provided that the total votes cast on the proposal represent more than 50% of all shares entitled to vote on the proposal.

The Board of Directors recommends that you vote

“FOR”

the approval of the T-Mobile US, Inc.

2013 Omnibus Incentive Plan

Equity Compensation Plan Information

The following table provides information as of May 8, 2013 with respect to outstanding equity awards and shares available for future issuance under our equity compensation plans (without taking into account the 2013 Omnibus Incentive Plan, which is the subject of Proposal No. 3).

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (1)
Equity Compensation Plans Approved by Stockholders	11,471,996	$23.85	3,249,216
Equity Compensation Plans Not Approved by Stockholders	—	—	—

Total	11,471,996	$23.85	3,249,216

(1)	Number of securities remaining available for future issuance under the MetroPCS Communications, Inc. 2004 Equity Incentive Compensation Plan (the “2004 Plan”) and the MetroPCS Communications, Inc. 2010 Equity Incentive Compensation Plan (the “2010 Plan”) include all forms of awards as defined in the 2004 Plan and 2010 Plan, including, among other things, stock options and restricted stock unit awards. The approximate 169,980 shares available for grant under the 2004 Plan and the approximate 3,079,236 shares available for grant under the 2010 Plan will be retired upon stockholder approval of the T-Mobile US, Inc. 2013 Omnibus Incentive Plan.

Other Information and Business

Company Information

Our website contains the Company’s current corporate governance guidelines, committee charters, the code of business conduct, code of ethics for senior financial officers and SEC filings. You may view or download any of these documents free of charge at www.t-mobile.com by clicking the “Investor Relations” hyperlink located in the footer of the Home page, then selecting “Corporate Governance” and finally “SEC Filings & Reports.” You will also find a copy of this Proxy Statement, a copy of the 2012 Annual Report to Stockholders, a copy of the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2012, and a copy of the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. You may obtain a copy of any of the above-listed documents, including the Company’s Annual Report on Form 10-K, upon request, free of charge, by sending a request in writing to the Company’s Investor Relations department at T-Mobile US, Inc., 1 Park Avenue, 14th floor, New York, NY 10016.

Duplicate Mailings (Householding)

The Company is required to provide the 2012 Annual Report to Stockholders and this Proxy Statement to all stockholders of record on May 10, 2013, the record date. If you have more than one account in your name or another person at the same address has an account, the Company or your broker may deliver only one copy of this Proxy Statement and the 2012 Annual Report to Stockholders as permitted by SEC rules, unless you notify the Company of your desire to receive multiple copies.

The Company will promptly deliver, upon oral or written request, at no charge, additional copies of this Proxy Statement and the 2012 Annual Report to Stockholders to any stockholder residing at the same address to which only one copy was mailed. Requests for additional copies for the current year or future years should be directed to the Investor Relations department at T-Mobile US, Inc., 1 Park Avenue, 14th floor, New York, NY 10016, or by calling the Investor Relations department at (212) 424-2959.

Stockholders of record residing at the same address and currently receiving multiple copies of the Proxy Statement and Annual Report to Stockholders may contact our Investor Relations department at the address and phone above or our transfer agent, AST, to request that only a single copy of the Proxy Statement and the Annual Report be mailed in the future. You may contact AST at 800-937-5449 or by mail at American Stock Transfer & Trust Co., 6201 15th Avenue, Brooklyn, New York 11219.

Stockholder Proposals for the 2014 Annual Meetings of Stockholders

Proposals Pursuant to Rule 14a-8.  Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our Proxy Statement and for consideration at our 2014 Annual Meeting of Stockholders. To be eligible for inclusion in our 2014 Proxy Statement under Rule 14a-8, your proposal must be received by us no later than the close of business on January 17, 2014, and must otherwise comply with Rule 14a-8. While the Board of Directors will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8. In 2011, the Company received a proposal from a stockholder for inclusion in our Proxy Statement for the Annual Meeting to eliminate our classified board, which was subsequently withdrawn after we committed to seek stockholder approval at the 2013 Annual Meeting of Stockholders of an amendment to our certificate of incorporation to declassify our Board. Our Board was declassified in connection with the consummation of the Business Combination.

Business Proposals and Nominations Pursuant to Our Bylaws.  Under our bylaws, in order to nominate a director or bring any other business before the stockholders at the 2014 Annual Meeting of Stockholders that will not be included in our Proxy Statement pursuant to Rule 14a-8, you must comply with the procedures and timing specifically described in our bylaws. In addition, assuming the date of the 2014 Annual Meeting of Stockholders is not more than 30 days before and not more than 60 days after the anniversary date of the 2013 Annual Meeting, you must notify us in writing, and such written notice must be delivered to our secretary no earlier than February 4, 2014, and no later than March 6, 2014.

A copy of our bylaws setting forth the requirements for the nomination of director candidates by stockholders and the requirements for proposals by stockholders may be obtained free of charge from the Company’s secretary at the address indicated on the first page of this Proxy Statement. A nomination or proposal that does not comply with the above procedures will be disregarded. Compliance with the above procedures does not require the Company to include the proposed nominee or proposal in the Company’s proxy solicitation material.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of 10% or more of the Company’s outstanding common stock to file reports concerning their ownership (Form 3) and changes in ownership (Form 4 and Form 5) of Company equity securities with the SEC. Based solely upon our review of such reports, the Company believes that all persons filed on a timely basis all reports required by Section 16(a), except that a late report was filed for Mr. Linquist reporting gifts totaling 25,000 shares in a prior year, a late report was filed for each of Messrs. Barnes, Callahan, Landry, Patterson and Perry reporting their annual non-employee director grant of stock options and restricted stock, and two late reports were filed for Mr. Currier each to report a sale pursuant to his Rule 10b5-1 plan.

Other Business

Management does not know of any other items or business, other than those in the accompanying Notice of Annual Meeting of Stockholders, that may properly come before the Annual Meeting or other matters incident to the conduct of the Annual Meeting.

As to any other item or proposal that may properly come before the Annual Meeting, including voting on a proposal omitted from this Proxy Statement pursuant to the rules of the SEC, it is intended that proxies will be voted in accordance with the discretion of the proxy holders.

By Order of the Board of Directors,

David A. Miller
Executive Vice President, General Counsel and Secretary

Annex A

T-MOBILE US, INC.

2013 OMNIBUS INCENTIVE PLAN

T-Mobile US, Inc., a Delaware corporation (the “Company”), sets forth herein the terms of its 2013 Omnibus Incentive Plan (the “Plan”), as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, non-employee members of the Board, key employees, consultants and advisors, and to motivate such officers, non-employee members of the Board, key employees, consultants and advisors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, other stock-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1.       “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2.       “Annual Incentive Award” means a cash-based Performance Award with a performance period that is the Company’s fiscal year or other 12-month performance period as specified under the terms of the Award as approved by the Committee.

2.3.       “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-based Award or cash award under the Plan.

2.4.       “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.

2.5.       “Board” means the Board of Directors of the Company.

2.6.       “Change in Control” shall have the meaning set forth in Section 15.3.2.

2.7.       “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

2.8.       “Committee” means one or more committees or subcommittees of the Board. The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed. For purposes of Awards to Covered Employees intended to constitute Performance Awards, to the extent required by Code Section 162(m), Committee means all of the members of the

Committee who are “outside directors” within the meaning of Section 162(m) of the Code. For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act. All references in the Plan to the Board shall mean such Committee or the Board.

2.9.       “Company” means T-Mobile US, Inc., a Delaware corporation, or any successor corporation.

2.10.     “Common Stock” or “Stock” means a share of common stock of the Company, par value $0.00001 per share.

2.11.     “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Section 162(m)(3) of the Code as qualified by Section 12.4 herein.

2.12.     “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code. Notwithstanding the foregoing, for any Awards that constitute nonqualified deferred compensation within the meaning of Section 409A and provide for an accelerated payment in connection with any Disability, Disability shall have the same meaning as defined under Section 409A.

2.13.     “Effective Date” means [—], the date the Plan was approved by the Company’s stockholders.

2.14.     “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.15.     “Fair Market Value” of a share of Common Stock as of a particular date shall mean (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the shares of Common Stock are not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion.

2.16.     “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests

2.17.     “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board in the Award Agreement.

2.18.     “Grantee” means a person who receives or holds an Award under the Plan.

2.19.     “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.20.     “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.21.     “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.22.     “Option Price” means the exercise price for each share of Stock subject to an Option.

2.23.     “Other Stock-based Awards” means Awards consisting of Stock units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock.

2.24.     “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period of at least one (1) year, and includes an Annual Incentive Award.

2.25.     “Plan” means this T-Mobile US, Inc. 2013 Omnibus Incentive Plan, as amended from time to time.

2.26.     “Predecessor Plans” means the MetroPCS Communications, Inc. 2004 Equity Incentive Compensation Plan and the MetroPCS Communications, Inc. 2010 Equity Incentive Compensation Plan.

2.27.     “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.

2.28.     “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.29.     “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.30.     “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.31.     “SEC” means the United States Securities and Exchange Commission.

2.32.     “Section 409A” means Section 409A of the Code.

2.33.     “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.34.     “Separation from Service” means a termination of Service by a Service Provider, as determined by the Board, which determination shall be final, binding and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.35.     “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.36.     “Service Provider” means an employee, officer, non-employee member of the Board, consultant or advisor of the Company or an Affiliate.

2.37.     “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

2.38.     “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.39.     “Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or an Affiliate combines.

2.40.     “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.41.     “Termination Date” means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2 hereof.

2.42.     “Transaction” shall have the meaning set forth in Section 15.2.

3.	ADMINISTRATION OF THE PLAN

3.1.     General.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated. Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(i) designate Grantees;

(ii) determine the type or types of Awards to be made to a Grantee;

(iii) determine the number of shares of Stock to be subject to an Award;

(iv) establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v) prescribe the form of each Award Agreement; and

(vi) amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

To the extent permitted by applicable law, the Board may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including without limitation the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act or who are not Covered Employees. To the extent that the Board delegates its authority to make Awards as provided by this Section, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by the Board.

3.2.     Restrictions; No Repricing.

Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Option or SAR that causes the Option or SAR to become subject to Section 409A, without the Grantee’s written prior approval. Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Company’s stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 15. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

3.3.     Award Agreements; Clawbacks.

The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is terminated for “cause” as defined in the applicable Award Agreement.

Awards shall be subject to the requirements of (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (ii) similar rules under the laws of any other jurisdiction, (iii) any compensation recovery policies adopted by the Company to implement any such requirements or (iv) any other compensation recovery policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to a Grantee.

3.4.     Deferral Arrangement.

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

3.5.     No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.6.     Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.	STOCK SUBJECT TO THE PLAN

4.1.     Authorized Number of Shares

Subject to adjustment under Section 15, the aggregate number of shares of Common Stock that may be initially issued pursuant to the Plan is 63,275,000 shares. In addition, Shares of Common Stock underlying any outstanding stock option or other award granted under either of the Predecessor Plans that is canceled, terminates, expires, or lapses for any reason without issuance of such shares shall be available for the grant of new Awards under this Plan. No new awards shall be granted under the Predecessor Plans following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time.

4.2.     Share Counting

If any Award is canceled, terminates, expires, or lapses for any reason, any shares of Common Stock subject to such Award shall not count against the aggregate number of Shares available for grants under the Plan set forth in Section 4.1 above. In addition, the following items shall not count against the aggregate number of shares of Common Stock available for grants under the Plan set forth in Section 4.1 above: (i) the payment in cash of dividends or dividend equivalents under any outstanding Award; (ii) any Award that is settled in cash rather than by issuance of Shares; or (iii) Substitute Awards. The full number of shares of Common Stock with respect to which an Option or SAR is granted shall count against the aggregate number of shares available for grant under the Plan. Accordingly, if in accordance with the terms of the Plan, a Participant pays the Option Price for an Option by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to pay the Option Price shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above. In addition, if in accordance with the terms of the Plan, a Participant satisfies any tax withholding requirement with respect to any taxable event arising as a result of this Plan by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to satisfy such tax withholding requirements shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above.

4.3.     Award Limits

4.3.1.     Incentive Stock Options.

Subject to adjustment under Section 15, all 63,275,000 of such shares of Common Stock available for issuance under the Plan shall be available for issuance under Incentive Stock Options.

4.3.2.     Individual Award Limits for Section 162(m) – Share-Based Awards.

Subject to adjustment under Section 15, the maximum number of each type of Award (other than cash-based Performance Awards) intended to constitute “performance-based compensation” under Code Section 162(m) granted to any Grantee in any calendar shall not exceed the following: (i) Options and SARs: 5,000,000 shares; and (ii) all share-based Performance Awards (including Restricted Stock, Restricted Stock Units and Other Stock-based Awards that are Performance Awards): 2,000,000 shares.

4.3.3.     Individual Award Limits for Section 162(m) – Cash-Based Awards.

The maximum amount of cash-based Performance Awards intended to constitute “performance-based compensation” under Code Section 162(m) granted to any Grantee in any calendar year shall not exceed the following: (i) Annual Incentive Award: $10,000,000; and (ii) all other cash-based Performance Awards: $10,000,000.

4.3.4.     Limits on Awards to Non-Employee Directors.

No more than $400,000 may be granted in equity-based Awards under the Plan during any one year to a Grantee who is a non-employee member of the Board (based on the Fair Market Value of the shares of Common Stock underlying the Award as of the applicable Grant Date in the case of Restricted Stock, Restricted Stock Units or Other Stock-based Awards, and based on the applicable grant date fair value for accounting purposes in the case of Options or SARs).

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.     Term.

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Company’s stockholders. The Plan shall terminate automatically on the ten (10) year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2.     Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. Notwithstanding the foregoing, any amendment to Section 3.2 shall be contingent upon the approval of the Company’s stockholders. No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1.     Service Providers.

Subject to this Section, Awards may be made to any Service Provider, including any Service Provider who is an officer, non-employee member of the Board, consultant or advisor of the Company or of any Affiliate, as the Board shall determine and designate from time to time in its discretion.

6.2.     Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3.     Stand-Alone, Additional, Tandem, and Substitute Awards.

Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. Subject to Section 3.2, the Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7.	AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1.     Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2.     Vesting.

Subject to Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Board and stated in the Award Agreement.

8.3.     Term.

Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4.     Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the stockholders of the Company as provided herein or (ii) after the occurrence of an event which results in termination of the Option.

8.5.     Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6.     Rights of Holders of Options.

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 15 hereof or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.7.     Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

8.8.     Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1.     Right to Payment.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for an SAR shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value of a share of Stock on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value of a share of Stock on the Grant Date of the SAR to the extent required by Section 409A.

9.2.     Other Terms.

The Board shall determine at the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3.     Term of SARs.

The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

9.4.     Payment of SAR Amount.

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Stock, as determined by the Board) in an amount determined by multiplying:

(i)	the difference between the Fair Market Value of a share of Stock on the date of exercise over the SAR Exercise Price; by

(ii)	the number of shares of Stock with respect to which the SAR is exercised.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1.     Restrictions.

At the time of grant, the Board may, in its sole discretion, establish a period of time (a “restricted period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units in accordance with Section 12.1 and 12.2. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different restricted period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other applicable restrictions.

10.2.     Restricted Stock Certificates.

The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3.     Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have rights as stockholders of the Company, including voting and dividend rights.

10.4.     Rights of Holders of Restricted Stock Units.

10.4.1.     Settlement of Restricted Stock Units.

Restricted Stock Units may be settled in cash or Stock, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

10.4.2.     Voting and Dividend Rights.

Unless otherwise stated in the applicable Award Agreement, holders of Restricted Stock Units shall not have rights as stockholders of the Company, including no voting or dividend or dividend equivalents rights.

10.4.3.     Creditor’s Rights.

A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5.     Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, in the discretion of the Board, in consideration for past Services rendered.

10.6.     Delivery of Stock.

Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1.     General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2.     Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant.

11.3.     Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

11.4.     Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, but not limited to, the Company’s withholding of shares of Stock otherwise due to the exercising Grantee.

12.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS

12.1.     Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

12.2.     Performance Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as having the potential to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 12.2. Notwithstanding anything herein to the contrary, the Committee in its discretion may provide for Performance Awards to Covered Employees that are not intended qualify as “performance-based compensation” for purposes of Code Section 162(m).

12.2.1.     Performance Goals Generally.

The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 12.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may, in the discretion of the Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices). To the extent consistent with the requirements of Code Section 162(m), the Committee may determine prospectively at the time that goals under this Section 12 are established, the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings). Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

12.2.2.     Business Criteria.

One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (i) cash flow; (ii) earnings per share, as adjusted for any stock split, stock dividend or other recapitalization; (iii) earnings measures; (iv) return on equity; (v) total shareholder return; (vi) share price performance, as adjusted for any stock split, stock dividend or other recapitalization; (vii) return on capital; (viii) revenue; (ix) income; (x) profit margin; (xi) return on operating revenue; (xii) brand recognition/acceptance; (xiii) customer satisfaction; (xiv) productivity; (xv) expense targets; (xvi) market share; (xvii) cost control measures; (xviii) balance sheet metrics; (xix) strategic initiatives; (xx) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (xxi) churn or other metrics related to subscriptions/subscribers, or (xxii) and any other business criteria established by the Committee; provided, however, that such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income, operating income, etc.).

12.2.3.     Timing for Establishing Performance Goals.

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

12.2.4.     Settlement of Performance Awards; Other Terms.

Settlement of Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards.

12.3.     Written Determinations.

All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m) to the extent required by Code Section 162(m). To the extent permitted by Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards.

12.4.     Status of Section 12.2 Awards under Code Section 162(m).

It is the intent of the Company that Performance Awards under Section 12.2 hereof granted to persons who are designated by the Committee as having the potential to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 12.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as having the potential to be a Covered Employee with respect to that fiscal year or any subsequent fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

13.	OTHER STOCK-BASED AWARDS

13.1.     Grant of Other Stock-based Awards.

Other Stock-based Awards may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in shares of Common Stock under any other compensation plan or arrangement of the Company. Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of such Awards. Unless the Committee determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

13.2.     Terms of Other Stock-based Awards.

Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

14.	REQUIREMENTS OF LAW

14.1.     General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

14.2.     Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.	EFFECT OF CHANGES IN CAPITALIZATION

15.1.     Changes in Stock.

If (i) the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for which grants of Options and Other Stock-based Awards may be made under the Plan (including the per-Grantee maximums set forth in Section 4) shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

15.2.     Effect of Certain Transactions.

Except as otherwise provided in an Award Agreement and subject to the provisions of Section 15.3, in the event of (a) the liquidation or dissolution of the Company or (b) a reorganization, merger, exchange or consolidation of the Company or involving the shares of Common Stock (a “Transaction”), the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Transaction in respect of a share of Common stock; provided, however, that, unless otherwise determined by the Committee, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs pursuant to this Section 15.2 in connection with a Transaction in which the consideration paid or distributed to the Company’s stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Transaction as long as, at the election of the Committee, (i) the holders of affected Options and SARs have been given a period of at least fifteen days prior to the date of the consummation of the Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (ii) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the Option Price or SAR Exercise Price, as applicable. For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (ii) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore. The treatment of any Award as provided in this Section 15.2 shall be conclusively presumed to be appropriate for purposes of Section 15.1.

15.3.     Change in Control

15.3.1.     Consequences of a Change in Control

For Awards granted to non-employee members of the Board, upon a Change in Control all outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to outstanding Awards shall lapse and become vested and non-forfeitable, and any specified performance goals with respect to outstanding Awards shall be deemed to be satisfied at target.

For Awards granted to any other Service Providers, either of the following provisions shall apply, depending on whether, and the extent to which, Awards are assumed, converted or replaced by the resulting entity in a Change in Control:

(i)	To the extent such Awards are not assumed, converted or replaced by the resulting entity in the Change in Control, then upon the Change in Control such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards any specified performance goals with respect to such outstanding Awards shall be deemed to be satisfied at target and the Award shall become vested pro rata based on the portion of the applicable performance period completed through the date of the Change in Control.

(ii)	To the extent such Awards are assumed, converted or replaced by the resulting entity in the Change in Control, then the Awards shall become fully exercisable, all restrictions with respect to such outstanding Awards shall lapse and become vested and non-forfeitable, and any specified performance goals with respect to such outstanding Awards shall be deemed to be satisfied at target if, within one year after the date of the Change in Control, the Service Provider has a Separation from Service either (1) by the Company other than for “cause” or (2) by the Service Provider for “good reason” (each as defined in the applicable Award Agreement).

15.3.2.     Change in Control Defined

“Change in Control” means:

(i)	Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”), other than Deutsche Telekom, AG (“DT”) and its Affiliates, becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section, the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, or (iv) any acquisition pursuant to a transaction that complies with clauses (A), (B) or (C) in paragraph (3) of this definition; or

(ii)

Individuals who, as of the Effective Date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)	Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(iv)	Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A and the Change in Control is a “payment event” under Section 409A for such Award, the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

In addition, notwithstanding any provision herein to the contrary, in no event shall a Change in Control be deemed to have occurred so long as DT holds Governing Rights. For purposes hereof, “Governing Rights” means DT’s rights with respect to the governance of the Company that are substantially similar to or greater than the rights that DT possesses while it holds a “Voting Percentage” of at least 30% under the Stockholders’ Agreement between DT and MetroPCS Communications, Inc. dated April 30, 2013, as in effect as of the Effective Date.

15.4.     Adjustments

Adjustments under this Section 15 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

16.	NO LIMITATIONS ON COMPANY

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

17.	TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

17.1.     Disclaimer of Rights.

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

17.2.     Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

17.3.     Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold the minimum required number of shares of Stock otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

17.4.     Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

17.5.     Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion. In the event of any conflict between the terms of an employment agreement and the Plan, the terms of the employment agreement govern.

17.6.     Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

17.7.     Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

17.8.     Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law, and applicable Federal law.

17.9.     Section 409A.

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee will have any liability to any Grantee for such tax or penalty.

17.10.     Separation from Service.

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including, but not limited to, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

17.11.     Transferability of Awards.

17.11.1.     Transfers in General.

Except as provided in Section 17.11.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

17.11.2.     Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.11.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 17.11.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 17.11.2 or by will or the laws of descent and distribution.

17.12.     Dividends and Dividend Equivalent Rights.

If specified in the Award Agreement, the recipient of an Award under this Plan may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional shares of Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend was paid to shareholders, as determined in the sole discretion of the Committee. Notwithstanding the foregoing, in no event will dividends or dividend equivalents on any Performance Award be payable before the Performance Award has become earned and payable.

The Plan was adopted by the Board of Directors on May 1, 2013 and was approved by the stockholders of the Company on [—].

2013 ANNUAL MEETING ADMISSION TICKET

ANNUAL MEETING OF STOCKHOLDERS OF

T-MOBILE US, INC.

Tuesday, June 4, 2013

9:00 a.m. Eastern Daylight Time

The Charles Hotel

Harvard Square

1 Bennett Street

Cambridge, Massachusetts 02138

At the Annual Meeting, stockholders will vote upon the proposals outlined in the Notice of 2013 Annual Meeting of Stockholders of T-Mobile US, Inc. and any other business as may properly come before the Annual Meeting. We look forward to your participation.

Upon arrival please present this Admission Ticket, together with a valid government-issued picture identification to enter the Annual Meeting. This Admission Ticket only admits the stockholder identified on the reverse side and is non-transferable.

☐	¢

T-MOBILE US, INC.

2013 Annual Meeting of Stockholders

This Proxy is Solicited on Behalf of the Board of Directors

You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If the proxy card is signed, dated and returned with no specific direction, your shares will be voted in accordance with the Board of Directors’ recommendations as stated in the Proxy Statement. The proxies cannot vote your shares unless you sign and date and return this card.

The undersigned stockholder of T-Mobile US, Inc. (“T-Mobile”) acknowledges receipt of a Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement and the Annual Report for the fiscal year ended December 31, 2012. The undersigned hereby revokes any proxy heretofore given with respect to such Annual Meeting and hereby appoints Messrs. John J. Legere, T-Mobile’s President and CEO, and J. Braxton Carter, T-Mobile’s Executive Vice President and CFO, with full authority and power to act, which may be exercised by either one or both of them, with power of substitution, as proxies and attorneys-in fact and hereby authorizes them to represent and to vote all shares of common stock of T-Mobile (the “Common Stock”) which the undersigned is entitled to vote at the 2013 Annual Meeting of Stockholders of T-Mobile, and any adjournment(s) or postponement(s) thereof, as indicated on the reverse side, and in their discretion on all other matters as may properly come before the Annual Meeting, which shall be held in The Charles Hotel, Harvard Square, 1 Bennett Street, Cambridge, Massachusetts 02138, on June 4, 2013 at 9:00 a.m. EDT (the “Annual Meeting”).

(Continued and to be signed on the reverse side)

¢	14475	¢

ANNUAL MEETING OF STOCKHOLDERS OF

T-MOBILE US, INC.

June 4, 2013

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call, and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EDT the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER

ACCOUNT NUMBER
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

The Notice of Meeting, Proxy Statement, Proxy Card and the 2012 Annual Report are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=18263
i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

■	21130300000000001000 2			060413

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS

AND “FOR” PROPOSALS 2 AND 3, ALL OF WHICH ARE PROPOSALS OF T-MOBILE.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
1. Election of Directors: NOMINEES:				2. Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2013.	☐	☐	☐
☐	FOR ALL NOMINEES	O W. Michael Barnes O Srikant Datar O Lawrence H. Guffey O Timotheus Höttges		3. Approval of the T-Mobile US, Inc. 2013 Omnibus Incentive Plan.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O Raphael Kübler O Thorsten Langheim O John J. Legere O René Obermann O James N. Perry, Jr. O Teresa A. Taylor O Kelvin R. Westbrook		The shares will be voted as recommended by the Board of Directors UNLESS otherwise indicated in which case they will be voted as marked.
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐	Please see our Proxy Statement for procedures relating to attending our Annual Meeting in person.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■

Note:     Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■

ANNUAL MEETING OF STOCKHOLDERS OF

T-MOBILE US, INC.

June 4, 2013

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:

The Notice of Meeting, Proxy Statement, Proxy Card and the 2012 Annual Report are available at

http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=18263

Please sign, date and mail your

proxy card in the envelope

provided as soon as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

¢ 21130300000000001000 2	060413

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS

AND “FOR” PROPOSALS 2 AND 3, ALL OF WHICH ARE PROPOSALS OF T-MOBILE.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:					FOR	AGAINST	ABSTAIN
	NOMINEES:		2.	Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2013.	☐	☐	☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	O W. Michael Barnes O Srikant Datar O Lawrence H. Guffey O Timotheus Höttges O Raphael Kübler O Thorsten Langheim O John J. Legere O René Obermann O James N. Perry, Jr. O Teresa A. Taylor O Kelvin R. Westbrook		3.	Approval of the T-Mobile US, Inc. 2013 Omnibus Incentive Plan.	☐	☐	☐

			The shares will be voted as recommended by the Board of Directors UNLESS otherwise indicated in which case they will be voted as marked.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

				MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐	Please see our Proxy Statement for procedures relating to attending our Annual Meeting in person.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: ■

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■